As filed with the Securities and Exchange Commission on October 19, 2012

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Registration No. 033-02659

Pre-Effective Amendment No.

Post-Effective Amendment No.	164

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

1940 Act File No. 811-04556

Amendment No.	165

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485.

☐	75 days after filing pursuant to paragraph (a) (2) of Rule 485.

☐	On (Date) pursuant to paragraph (a) (1) of Rule 485.

☒	On January 4, 2013 pursuant to paragraph (a) (2) of Rule 485.

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the Registration Statement of Transamerica Funds relates only to Transamerica Dividend Focused and Transamerica International Small Cap Value. The prospectuses and statement of additional information for the other series and classes of Transamerica Funds, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.

Transamerica Funds
Prospectus January 4, 2013
Fund	Class A Ticker	Class C Ticker	Class I Ticker
Transamerica Dividend Focused	[_____]	[_____]	[_____]
Transamerica International Small Cap Value	None	None	[_____]
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.
MPDFISCV0113

Transamerica Dividend Focused
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 22 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”
Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	C	I
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.30%	1.00%	None
Other expenses[a]	0.20%	0.19%	0.19%
Total annual fund operating expenses	1.25%	1.94%	0.94%
Fee waiver and/or expense reimbursement[b]	0.05%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.90%	0.90%

[a]	Other expenses are based on estimates for the current fiscal year.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through January 4, 2014, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.90%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
Share Class	1 year	3 years
A	$666	$920
C	$293	$605
I	$ 92	$296
If the shares are not redeemed:
Share Class	1 year	3 years
A	$666	$920
C	$193	$605
I	$ 92	$296
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
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Principal Investment Strategies: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active, contrarian strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibit the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500® Index) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25-year history of paying cash dividends. As the sub-adviser seeks stocks that have long established histories of dividend increases, it is expected that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 35 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25-year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
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•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity - Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Valuation - The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
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Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Barrow, Hanley, Mewhinney & Strauss, LLC
Portfolio Managers:
Ray Nixon, Jr., Portfolio Manager since 2013
Brian Quinn, CFA, Portfolio Manager since 2013
Lewis Ropp, Portfolio Manager since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Small Cap Value
Investment Objective: Seeks maximum long-term total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.93%
Distribution and service (12b-1) fees	None
Other expenses[a]	0.39%
Total annual fund operating expenses	1.32%
Fee waiver and/or expense reimbursement[b]	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.22%

[a]	Other expenses are based on estimates for the current fiscal year.
[b]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through January 4, 2014, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.22%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years
$124	$408

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley, LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $5 billion at the time of purchase. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International (“MSCI”) EAFE Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of 80-100 securities is selected as a result of this process.
5

The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity - Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or
6

currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Thompson, Siegel & Walmsley LLC
Portfolio Managers:
Brandon H. Harrell, CFA,, Portfolio Manager since 2013
Stedman D. Oakey, CFA, Portfolio Manager since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
7

More on the Funds' Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of the prospectus. Except as otherwise expressly stated in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Transamerica Dividend Focused: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active, contrarian strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibit the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500® Index) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25-year history of paying cash dividends. As the sub-adviser seeks stocks that have long established histories of dividend increases, it is expected that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 35 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25-year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Small Cap Value: The fund’s sub-adviser, Thompson, Siegel & Walmsley, LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $5 billion at the time of purchase. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The fund employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International (“MSCI”) EAFE Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of 80-100 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. The following provides additional information regarding the risks of investing in each fund as described at the front of the prospectus, as well as certain other risks. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.
Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue to the extent it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. In addition, TAM may have an incentive to allocate the fund of fund’s assets to those funds for which the fees paid to TAM or the sub-adviser are higher than the fees paid by other underlying funds or to those funds for which the sub-adviser serves as adviser.
TAM may have a financial incentive to propose certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher advisory fee and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it recommends replacing a sub-adviser with a new sub-adviser with a lower sub-advisory fee.
Currency: The value of a fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency rates in foreign countries can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. As a result, a fund’s investments in foreign currency denominated securities may reduce the returns of the fund.
Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear foreign securities risks. The risks associated with investing in emerging markets are greater than investing in developed foreign markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline.
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Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Focused Investing: To the extent a fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Securities: Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When a fund holds illiquid investments, the fund's investments may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Manager: The investment adviser or sub-adviser to each fund actively manages the fund’s investments. Consequently, a fund is subject to the risk that the methods and analyses employed by the investment adviser or sub-adviser in this process may not produce the desired results. This could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market prices of the fund’s securities may go down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The fund may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
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Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Valuation: Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.
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Shareholder Information
Investment Adviser
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. TAM is responsible for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio. For each of the other funds, TAM currently hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. The Investment Adviser also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of fund securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2011, TAM has approximately $49.12 billion in total assets under management.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Each fund may rely on an Order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the Order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Advisory Fees Paid for the Fiscal Year Ended October 31, 2012
As of the date of this prospectus, Transamerica Dividend Focused had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.75% of the first $200 million; 0.65% over $200 million up to $500 million; 0.60% in excess of $500 million.
As of the date of this prospectus, Transamerica International Small Cap Value had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.925% of the first $300 million; 0.90% over $300 million up to $750 million; 0.85% in excess of $750 million.
A discussion regarding the Board of Trustees’ approval of each fund’s investment advisory agreement will be available in each fund’s semi-annual report for the period ended April 30, 2013.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall make investment decisions, buy and sell securities for the fund, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).
Each sub-adviser receives compensation from TAM.
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Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC	JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC	6806 Paragon Place Suite 300 Richmond, VA 23230

Further Information About Each Sub-adviser
Barrow, Hanley, Mewhinney & Strauss, LLC, has been a registered investment adviser since 1979. As of December 31, 2011, Barrow, Hanley, Mewhinney & Strauss, LLC has approximately $60 billion in total assets under management.
Thompson, Siegel & Walmsley LLC, a majority-owned subsidiary of Old Mutual (US) Holdings, Inc., a wholly-owned subsidiary of Old Mutual plc., has been a registered investment adviser since 1970. As of December 31, 2011, Thompson, Siegel & Walmsley LLC has approximately $6.8 billion in total assets under management.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Dividend Focused
Name	Sub-Adviser	Positions Over Past Five Years
Ray Nixon, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Barrow, Hanley, Mewhinney & Strauss, LLC since 1994
Brian Quinn, CFA	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2012; Equity Analyst (2005 – 2012)
Lewis Ropp	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2011; Equity Analyst (2001 – 2011)

Transamerica International Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA,	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since [_____]
Stedman D. Oakey, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since [_____]

Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamericafunds.com.
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Prior Performance for Similar Accounts
The past performance of the Other Accounts, as defined below, is not indicative of future rates of return, nor is that past performance an indication of future fund performance. A fund’s actual performance may vary significantly from the past performance of the relevant composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.
The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composite. The composite net performance results have been prepared and adjusted by TAM to reflect the current operating expenses of Class A shares of the fund. The bar chart does not reflect Class A sales charges. If it did, returns would be lower. Where indicated in the table, net performance reflects the deduction of the maximum 5.50% front-end sales charge with respect to Class A shares. The net performance for other share classes will vary due to differences in sales charge structure and class expenses. The bar chart illustrates the variability of the returns of the composite. The table compares the investment results for the composite to that of an index measuring the broad market over different periods of time.
Transamerica Dividend Focused. The performance information shown below represents a composite of the prior performance of all discretionary accounts (the “Other Accounts”) managed by Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”) with substantially similar investment objectives, policies and strategies as Transamerica Dividend Focused. The sub-adviser has provided the historical gross performance data shown for the composite. The data was prepared in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.
The composite performance is not that of the fund, should not be interpreted as indicative of the fund’s future performance, and should not be considered a substitute for the fund’s performance.
Year-by-Year Total Return as of 12/31 each year (%)
Barrow, Hanley, Mewhinney & Strauss, LLC: Dividend Focused
[Bar Chart To be Provided]
Year-to-date total return as of September 30, 2012 is __%
Average Annual Total Returns (for periods ended December 31, 2011)
	1 Year	5 Years	10 Years	Inception Date
Barrow, Hanley, Mewhinney & Strauss, LLC– Barrow, Hanley, Mewhinney & Strauss, LLC– Dividend Focused Value Equity (gross of all expenses and sales charges)	7.36%	4.02%	7.51%	4/30/2000
Barrow, Hanley, Mewhinney & Strauss, LLC– Barrow, Hanley, Mewhinney & Strauss, LLC– Dividend Focused Value Equity (net of expenses and sales charges)	2.35%	2.04%	5.62%
Barrow, Hanley, Mewhinney & Strauss, LLC Barrow, Hanley, Mewhinney & Strauss, LLC– Dividend Focused Value Equity (net of expenses and excluding sales charges)	6.07%	2.77%	6.22%
Standard & Poor’s 500® Index	0.39%	-2.64%	3.89%

The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composite. The composite net performance results have been prepared and adjusted by TAM to reflect the current operating expenses of Class I shares of the fund. The bar chart illustrates the variability of the returns of the composite. The table compares the investment results for the composite to that of an index measuring the broad market over different periods of time.
Transamerica International Small Cap Value. The performance information shown below represents a composite of the prior performance of all discretionary accounts (the “Other Accounts”) managed by Thompson, Siegel & Walmsley LLC (the “sub-adviser”) with substantially similar investment objectives, policies and strategies as Transamerica International Small Cap
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Value. The sub-adviser has provided the historical gross performance data shown for the composite. The data was prepared in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.
The composite performance is not that of the fund, should not be interpreted as indicative of the fund’s future performance, and should not be considered a substitute for the fund’s performance.
Year-by-Year Total Return as of 12/31 each year (%)
Thompson, Siegel & Walmsley LLC: International Small Cap Value
[Bar Chart To be Provided]
Year-to-date total return as of September 30, 2012 is 18.73%
Average Annual Total Returns (for periods ended December 31, 2011)
	1 Year	3 Years	Since Inception	Inception Date
Thompson, Siegel & Walmsley LLC – TS&W International Small Cap Value (gross of all expenses and sales charges)	-7.42%	21.45%	-3.38%	12/31/2007
Thompson, Siegel & Walmsley LLC – TS&W International Small Cap Value` (net of expenses and excluding sales charges)	-8.55%	19.97%	-4.56%
MSCI EAFE Small Cap Index	-15.66%	15.00%	-5.15%

To Contact Transamerica Funds
•	Customer Service: 1-888-233-4339
•	Internet: www.transamericafunds.com
•	Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
Class A, Class C and Class I shares are offered in this prospectus. Certain information below relates to Transamerica Funds not offered in this prospectus. Other Transamerica Funds offer additional or different share classes.
Opening an Account
Fill out the New Account Application which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor.
IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamericafunds.com.
Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value per share (“NAV”).
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Minimum Investment
Class A and Class C Shares:
Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$ 500	$50*

Class I Shares**:
Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000,000	N/A
IRA, Roth IRA or Coverdell ESA	$1,000,000	N/A
Employer-sponsored Retirement Plans	Waived	N/A
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000,000	N/A
Payroll Deduction and Automatic Investment Plans	$1,000,000	$50*

*	Minimum monthly per fund account investment.
Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc. (“TCI”), and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.
**	Class I shares of the Transamerica Funds listed in this prospectus are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, certain endowment plans and foundations, financial intermediaries that submit trades on behalf of underlying investors, shareholders who received Class I shares in the conversion of Class P shares to Class I shares on February 10, 2012, Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.
By Mail
•	Send your completed application and check made payable to Transamerica Fund Services, Inc.
Through an Authorized Dealer
•	The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

Buying Shares
Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceeds $50,000 per day may be rejected and must be submitted by check or via bank wire.
By Check
•	Make your check payable and send to Transamerica Fund Services, Inc.
•	If you are opening a new account, send your completed application along with your check.
•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
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•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.
By Automatic Investment Plan
•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www. transamericafunds.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
Through an Authorized Dealer
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
By the Internet
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link.
By Payroll Deduction
•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.
By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
Bank of America, NA, Charlotte, NC, ABA#026009593 Credit: Transamerica Funds Acct #3600622064 Ref: Shareholder name, Transamerica fund and account numbers.
•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer. To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Selling Shares
Selling shares is also referred to as “redeeming” shares. You can redeem your shares at any time.
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Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.
Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders.
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
To request your redemption and receive payment by:
Direct Deposit – ACH
•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
Direct Deposit – Wire
•	You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
Check to Address of Record
•	Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•	Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)
•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.
Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject to:
•	The type of account you have and if there is more than one shareholder.
•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
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•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.
Please see additional information relating to original signature guarantee later in this prospectus.
Involuntary Redemptions
The fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing).
Exchanging Shares
•	You may request an exchange in writing, by phone, or by accessing your account through the internet.
•	You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.
•	Class A and C shares minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.
•	Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.
•	An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.
•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.
•	In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.
•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.
Converting Shares
If you hold Class A, C or I2 shares and are eligible to purchase Class I shares as described under the Minimum Investment section, you may be eligible to convert your class A, C or I2 shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally
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owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Choosing a Share Class
Individual investors can generally invest in Class A and Class C shares. The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.
If you are investing a large amount and/or plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares if you plan to invest for a period of less than 5 years.
Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.
Class A Shares – Front Load
With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.)
There are 12b-1 distribution and service fees of up to 0.30% per year.
If you are investing $1 million or more in a Transamerica Fund, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge (“CDSC”), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a “wrap” account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI. In the event that you exchange Class A shares purchased in an amount of $1 million or more for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of a Transamerica fund in an amount of $1 million or more.
Class C Shares – Level Load
With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2.00% CDSC if shares are redeemed during the first 12 months, and a 1.00% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.
Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a CDSC. If you exchange your shares from such accounts, future purchases of Class C will be subject to the CDSC. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares also will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.
Currently, investors who purchase Class C shares of a Transamerica Fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. Exchanges of Class C shares into a Transamerica fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.
The maximum purchase order in Class C shares is $999,999.99.
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Contingent Deferred Sales Charge
Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. Transamerica Funds will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.
Waivers and/or Reductions of Charges
Class A Sales Charge Reductions
You can lower the sales charge percentage in the following ways:
•	Substantial investments receive lower sales charge rates (see tables below).
•	The “rights of accumulation” allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the Transamerica Funds to determine your Class A sales charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.
•	A Letter of Intent (“LOI”) allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a Transamerica fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A investments. The 13 month period will begin on the date of your first purchase following the execution of your LOI. The market value of your existing holdings eligible to be aggregated as of the trading day immediately before the start of your LOI period will be credited toward satisfying your LOI. Purchases made at NAV after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. Transamerica Funds will reserve a portion of your shares to cover any additional sales charge that may apply if your LOI amount is not met.
•	By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A shares at the reduced sales charge applicable to that group as a whole. A “qualified group” is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to Transamerica Funds’ transfer agent; has arrangements satisfactory to Transamerica Funds’ transfer agent established for verification that the group meets these requirements; and the group’s sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. Transamerica Funds reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.
•	By investing in a SIMPLE IRA plan held by Transamerica Fund Services, Inc. with State Street Bank as custodian, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted toward a sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.
•	Your Class I share investments may count toward a reduction of sales charge paid on Class A shares. You may be able to lower the sales charge percentage on Class A by requesting “rights of accumulation” or a “letter of intent”. If you would like to add one of these features to your Class A share account, please contact Customer Service.
Class A Share Quantity Discounts
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.75%	2.83%
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Class A Share Quantity Discounts
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
$500,000 to under $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

*	The transfer agent, Transamerica Fund Services, Inc. (“TFS”) must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from Transamerica Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the funds that the purchaser has, directly with Transamerica Funds, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide TFS or his/her dealer or other financial intermediary information or records regarding shares of Transamerica Funds held in all accounts (e.g., retirement plan accounts) of the purchaser directly with Transamerica Funds or with one or several dealers or other financial intermediaries, including to substantiate “rights of accumulation” accounts held by a spouse and children under age 21.
Waiver of Class A Initial Sales Charges
Class A shares may be purchased without a sales charge by:
•	Current and former trustees, directors, officers, and employees of Transamerica Funds and its affiliates; employees of Transamerica Funds sub-advisers; sales representatives and employees of dealers having a sales agreement with Transamerica Funds’ distributor, TCI; and any family members thereof;
•	Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons;
•	“Wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI;
•	Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or Network Level 3 account arrangement;
•	Retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or Network Level 3 account arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;
•	Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006;
•	Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated;
•	Other retirement plans whose accounts are held through an arrangement with Ascensus (formerly BISYS Retirement);
•	Other retirement plans, non-qualified brokerage accounts, and other accounts that are opened through an arrangement with Diversified Investment Advisors, Transamerica Retirement Services, Clark Consulting or Transamerica Retirement Management;
•	Other individual retirement accounts held in the Merrill Lynch Investor Choice Annuity (IRA Series) with Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York; and
•	Certain financial intermediaries who have entered into an agreement with TCI to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.
Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver with accounts other than accounts in the retirement plan.
Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds’ distributor to substantiate such request.
Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.
Waiver of Class A, and Class C Contingent Deferred Sales Charges
You will not be assessed a sales charge in the following situations:
•	Following the death of the shareholder on redemptions from the deceased person’s account only. If this deceased person’s account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.
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•	Following the total disability of the shareholder (as determined by the Social Security Administration — applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.
•	On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established).
•	If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.
•	For clients of broker-dealers that redeem Class C shares for which the selling broker-dealer was not paid an up-front commission by TCI.
Information on sales charge reductions and/or waivers can also be found (free of charge) on the Transamerica Funds website at www.transamericafunds.com.
Features and Policies
Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:
•	accounts opened within the preceding 12 months
•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
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•	UTMA/UGMA accounts (held at Transamerica Funds)
•	State Street Custodial Accounts (held at Transamerica Funds)
•	Coverdell ESA accounts (held at Transamerica Funds)
•	Omnibus and Network Level 3 accounts
While there is currently no minimum account size for maintaining a Class I share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.
Telephone Transactions
Transamerica Funds and its transfer agent, TFS are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA State Street Account Maintenance Fees
Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A share account that holds shares converted from a B-share account shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.
An original signature guarantee is required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.
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Employer Sponsored Accounts
If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or through the secure link on our website.
Reinvestment Privilege (Does not apply to Class I shares)
Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (“CDSC”) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
e-Delivery
By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.
Once your account is established, visit our website at www.transamericafunds.com. Click on Resources, and select Individual Investor. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
Transamerica Funds’ Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares, as described in this prospectus. If you
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intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. Transamerica Funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica in furtherance of a fund’s objective are not considered to be market timing or excessive trading.
Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the
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price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Distribution Of Shares
Underwriting Agreement
Transamerica Funds has an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public.
Other Distribution or Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds, or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of
28

compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. As of December 31, 2011, TCI may make periodic revenue sharing payments to brokers and other financial intermediaries, such as monthly or quarterly. These periodic payments are equal to a percentage of periodic sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%) or equal to a percentage of assets under management ranging from 2.5 basis points (0.025%) to 20 basis points (0.20%). In 2011, TCI paid flat annual fees ranging from $15,000 to $100,000, which included at times a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2011, TCI had such revenue sharing arrangements with at least 15 brokers and other financial intermediaries, of which some of the more significant include: Compass Brokerage, Inc.; Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; LPL Financial; Raymond James Financial Services; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; PNC Investments; Raymond James and Associates; UBS Financial Services; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2011, TCI paid or expects to pay approximately $7,110,000 to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2012, including some or all of the foregoing brokers and financial intermediaries and AXA Advisors, LLC, among others, on terms similar to those discussed above.
For the same period, TCI received revenue sharing payments totaling $648,039 from the following financial services firms to participate in functions, events and meetings, among other things: Alliance Bernstein L.P, BlackRock Financial Management, Inc, CBRE Clarion Securities, Jennison Associates LLC, J.P. Morgan Investment, Neuberger Berman Management Inc., MFS Investment Management, Natixis Global Asset Management, Oppenheimer Funds, Inc., Pacific Investment Management Company LLC, Schroder Investment Management North America, Inc., S.A. Federated Investors, LLC, Transamerica Investment Management, LLC and Wellington Management Company, LLP.
TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
As of the date of this prospectus, TAM has agreed to pay Universal Life Insurance Company (“Universal Life”) a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life’s separate accounts in the Class I2 shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from their financial intermediaries.
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events or activities. For example such non-cash compensation may include in part, assistance with the costs and expenses associated with travel, lodging, educational meetings, seminars, meetings and conferences, entertainment and meals to the extent permitted by law.
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The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
Distributions and Taxes
Taxes on Distributions in General
Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will generally not have to pay income tax on amounts it distributes to shareholders, shareholders will generally be taxed on amounts they receive, whether the distributions are paid in cash or are reinvested in additional shares. If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Transamerica Dividend Focused generally pays any dividends and other distributions quarterly. Transamerica International Small Cap Value generally pays any dividends and other distributions annually. If necessary, each fund may make distributions at other times as well.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).
•	Distributions reported by a fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.
•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.
The tax rates in the first two bullets above do not apply to corporate shareholders. For taxable years beginning on or after January 1, 2013, distributions of net capital gains will be taxable to non-corporate shareholders at a maximum rate of 20%, and distributions of a fund’s dividend income will be taxable to shareholders at ordinary income tax rates.
The funds will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem shares in underlying funds. Distributions of net capital
30

gains, for taxable years beginning before January 1, 2013, qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates when distributed to shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Non-Resident Alien Withholding
If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. persons under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence and letter of explanation.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Transamerica fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Funds.
Investment Policy Changes
A fund that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.
To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
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Financial Highlights
Financial Highlights are not included in this prospectus because each fund had not commenced operations prior to the date of this prospectus.
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Notice of Privacy Policy
Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about the funds is contained in the Statement of Additional Information, dated January 4, 2013, as supplemented from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about the funds has been filed with and is available from the SEC. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds’ website at www.transamericafunds.com. In the Transamerica Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.
www.transamericafunds.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds
Prospectus January 4, 2013
Class I2 Shares
Fund	Ticker
Transamerica Dividend Focused	None
Transamerica International Small Cap Value	None
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.
MPDFISCP0113

Transamerica Dividend Focused
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses[a]	0.06%
Total annual fund operating expenses	0.81%

[a]	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years
$83	$259

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
Principal Investment Strategies: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active, contrarian strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibit the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500® Index) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25-year history of paying cash dividends. As the sub-adviser seeks stocks that have long established histories of dividend increases, it is expected that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 35 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25-year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
1

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity - Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial
2

markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Valuation - The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Barrow, Hanley, Mewhinney & Strauss, LLC
Portfolio Managers:
Ray Nixon, Jr., Portfolio Manager since 2013
Brian Quinn, CFA, Portfolio Manager since 2013
Lewis Ropp, Portfolio Manager since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Small Cap Value
Investment Objective: Seeks maximum long-term total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.93%
Distribution and service (12b-1) fees	None
Other expenses[a]	0.28%
Total annual fund operating expenses	1.21%

[a]	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years
$123	$384

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley, LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $5 billion at the time of purchase. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International (“MSCI”) EAFE Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of 80-100 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.
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Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity - Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial
5

markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Thompson, Siegel & Walmsley LLC
Portfolio Managers:
Brandon H. Harrell, CFA,, Portfolio Manager since 2013
Stedman D. Oakey, CFA, Portfolio Manager since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6

More on the Funds' Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of the prospectus. Except as otherwise expressly stated in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment.
Transamerica Dividend Focused: The fund’s sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”), deploys an active, contrarian strategy that seeks large and middle capitalization U.S.-listed stocks, including American Depositary Receipts (“ADRs”), which make up a portfolio that generally exhibit the following value characteristics: price/earnings and price/book ratios at or below the market (S&P 500® Index) and dividend yields at or above the market. In addition, the sub-adviser considers stocks for the fund that not only currently pay a dividend, but also have a consecutive 25-year history of paying cash dividends. As the sub-adviser seeks stocks that have long established histories of dividend increases, it is expected that the growth of the dividend stream of the fund’s holdings will be greater than that of the market as a whole.
The sub-adviser utilizes a conservative orientation based on the belief that above-average returns can be achieved while taking below-average risks. The sub-adviser’s investment approach is based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. Accordingly, the sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The sub-adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand. The sub-adviser does not attempt to time the market or rotate in and out of broad market sectors, as it believes that it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The fund’s portfolio will generally consist of 35 to 45 stocks with position sizes of 1% to 5% (8% maximum position weighting). Annual portfolio turnover is anticipated to be less than 25%. If a stock held in the fund omits its dividend, the fund is not required to immediately sell the stock, but the fund will not purchase any stock that does not have a 25-year record of paying cash dividends.
The sub-adviser employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the fund’s assets.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Small Cap Value: The fund’s sub-adviser, Thompson, Siegel & Walmsley, LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies. The fund considers small-cap companies to be those with market capitalizations between $200 million and $5 billion at the time of purchase. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize small cap companies, it may also invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
The fund employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International (“MSCI”) EAFE Small Cap Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of 80-100 securities is selected as a result of this process.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.
7

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
8

More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. The following provides additional information regarding the risks of investing in each fund as described at the front of the prospectus, as well as certain other risks. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.
Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) and its affiliates are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue to the extent it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. In addition, TAM may have an incentive to allocate the fund of fund’s assets to those funds for which the fees paid to TAM or the sub-adviser are higher than the fees paid by other underlying funds or to those funds for which the sub-adviser serves as adviser.
TAM may have a financial incentive to propose certain changes to the funds. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. TAM will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher advisory fee and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it recommends replacing a sub-adviser with a new sub-adviser with a lower sub-advisory fee.
Currency: The value of a fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency rates in foreign countries can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. As a result, a fund’s investments in foreign currency denominated securities may reduce the returns of the fund.
Depositary Receipts: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets bear foreign securities risks. The risks associated with investing in emerging markets are greater than investing in developed foreign markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.
Equity Securities: Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and, consequently, may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline.
9

Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Focused Investing: To the extent a fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Securities: Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to the same risks as direct investments in foreign securities.
Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When a fund holds illiquid investments, the fund's investments may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Manager: The investment adviser or sub-adviser to each fund actively manages the fund’s investments. Consequently, a fund is subject to the risk that the methods and analyses employed by the investment adviser or sub-adviser in this process may not produce the desired results. This could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market prices of the fund’s securities may go down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The fund may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
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Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Valuation: Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.
11

Shareholder Information
Investment Adviser
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. TAM is responsible for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio. For each of the other funds, TAM currently hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. The Investment Adviser also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of fund securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2011, TAM has approximately $49.12 billion in total assets under management.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Each fund may rely on an Order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:
(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the Order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Advisory Fees Paid for the Fiscal Year Ended October 31, 2012
As of the date of this prospectus, Transamerica Dividend Focused had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.75% of the first $200 million; 0.65% over $200 million up to $500 million; 0.60% in excess of $500 million.
As of the date of this prospectus, Transamerica International Small Cap Value had not operated for a full fiscal year, so no advisory fee is shown. Contractual advisory fees are 0.925% of the first $300 million; 0.90% over $300 million up to $750 million; 0.85% in excess of $750 million.
A discussion regarding the Board of Trustees’ approval of each fund’s investment advisory agreement will be available in each fund’s semi-annual report for the period ended April 30, 2013.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall make investment decisions, buy and sell securities for the fund, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).
Each sub-adviser receives compensation from TAM.
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Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC	JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC	6806 Paragon Place Suite 300 Richmond, VA 23230

Further Information About Each Sub-adviser
Barrow, Hanley, Mewhinney & Strauss, LLC, has been a registered investment adviser since 1979. As of December 31, 2011, Barrow, Hanley, Mewhinney & Strauss, LLC has approximately $60 billion in total assets under management.
Thompson, Siegel & Walmsley LLC, a majority-owned subsidiary of Old Mutual (US) Holdings, Inc., a wholly-owned subsidiary of Old Mutual plc., has been a registered investment adviser since 1970. As of December 31, 2011, Thompson, Siegel & Walmsley LLC has approximately $6.8 billion in total assets under management.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Dividend Focused
Name	Sub-Adviser	Positions Over Past Five Years
Ray Nixon, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Barrow, Hanley, Mewhinney & Strauss, LLC since 1994
Brian Quinn, CFA	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2012; Equity Analyst (2005 – 2012)
Lewis Ropp	Barrow, Hanley, Mewhinney & Strauss, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Barrow, Hanley, Mewhinney & Strauss, LLC since 2011; Equity Analyst (2001 – 2011)

Transamerica International Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA,	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since [_____]
Stedman D. Oakey, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since [_____]

Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamericafunds.com.
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Prior Performance for Similar Accounts
The past performance of the Other Accounts, as defined below, is not indicative of future rates of return, nor is that past performance an indication of future fund performance. A fund’s actual performance may vary significantly from the past performance of the relevant composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.
The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composite. The composite net performance results have been prepared and adjusted by TAM to reflect the current operating expenses of Class A shares of the fund. The bar chart does not reflect Class A sales charges. If it did, returns would be lower. Where indicated in the table, net performance reflects the deduction of the maximum 5.50% front-end sales charge with respect to Class A shares. The net performance for other share classes will vary due to differences in sales charge structure and class expenses. The bar chart illustrates the variability of the returns of the composite. The table compares the investment results for the composite to that of an index measuring the broad market over different periods of time.
Transamerica Dividend Focused. The performance information shown below represents a composite of the prior performance of all discretionary accounts (the “Other Accounts”) managed by Barrow, Hanley, Mewhinney & Strauss, LLC (the “sub-adviser”) with substantially similar investment objectives, policies and strategies as Transamerica Dividend Focused. The sub-adviser has provided the historical gross performance data shown for the composite. The data was prepared in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.
The composite performance is not that of the fund, should not be interpreted as indicative of the fund’s future performance, and should not be considered a substitute for the fund’s performance.
Year-by-Year Total Return as of 12/31 each year (%)
Barrow, Hanley, Mewhinney & Strauss, LLC: Dividend Focused
[Bar Chart To be Provided]
Year-to-date total return as of September 30, 2012 is __%
Average Annual Total Returns (for periods ended December 31, 2011)
	1 Year	5 Years	10 Years	Inception Date
Barrow, Hanley, Mewhinney & Strauss, LLC– Barrow, Hanley, Mewhinney & Strauss, LLC– Dividend Focused Value Equity (gross of all expenses and sales charges)	7.36%	4.02%	7.51%	4/30/2000
Barrow, Hanley, Mewhinney & Strauss, LLC– Barrow, Hanley, Mewhinney & Strauss, LLC– Dividend Focused Value Equity (net of expenses and sales charges)	2.35%	2.04%	5.62%
Barrow, Hanley, Mewhinney & Strauss, LLC Barrow, Hanley, Mewhinney & Strauss, LLC– Dividend Focused Value Equity (net of expenses and excluding sales charges)	6.07%	2.77%	6.22%
Standard & Poor’s 500® Index	0.39%	-2.64%	3.89%

The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composite. The composite net performance results have been prepared and adjusted by TAM to reflect the current operating expenses of Class I shares of the fund. The bar chart illustrates the variability of the returns of the composite. The table compares the investment results for the composite to that of an index measuring the broad market over different periods of time.
Transamerica International Small Cap Value. The performance information shown below represents a composite of the prior performance of all discretionary accounts (the “Other Accounts”) managed by Thompson, Siegel & Walmsley LLC (the “sub-adviser”) with substantially similar investment objectives, policies and strategies as Transamerica International Small Cap
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Value. The sub-adviser has provided the historical gross performance data shown for the composite. The data was prepared in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.
Year-by-Year Total Return as of 12/31 each year (%)
Thompson, Siegel & Walmsley LLC: International Small Cap Value
[Bar Chart To be Provided]
Year-to-date total return as of September 30, 2012 is 18.73%
Average Annual Total Returns (for periods ended December 31, 2011)
	1 Year	3 Years	Since Inception	Inception Date
Thompson, Siegel & Walmsley LLC – TS&W International Small Cap Value (gross of all expenses and sales charges)	-7.42%	21.45%	-3.38%	12/31/2007
Thompson, Siegel & Walmsley LLC – TS&W International Small Cap Value` (net of expenses and excluding sales charges)	-8.55%	19.97%	-4.56%
MSCI EAFE Small Cap Index	-15.66%	15.00%	-5.15%

The composite performance is not that of the fund, should not be interpreted as indicative of the fund’s future performance, and should not be considered a substitute for the fund’s performance.
To Contact Transamerica Funds
•	Customer Service: 1-888-233-4339
•	Internet: www.transamericafunds.com
•	Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105

Class I2 shares are offered in this prospectus. Certain information below relates to Transamerica Funds not offered in this prospectus. The fund also offers Class A, Class C and Class I shares in a separate Prospectus. Other Transamerica Funds offer additional or different share classes.

Buying Shares
Class I2 shares of the funds in this prospectus are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted by check or via bank wire.
By Check
•	Make your check payable and mail to Transamerica Fund Services, Inc.
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•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.
By Automatic Investment Plan
•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
Through an Authorized Dealer
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
By the Internet
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.
By Payroll Deduction
•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.
By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, Credit: Transamerica Funds Account# 3600622064. Provide shareholder name, fund and account numbers.
•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
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Selling Shares
Shares may be sold (or “redeemed”) at any time. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.
In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.
Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders.
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
To Request Your Redemption and Receive Payment By:
Direct Deposit – ACH
•	You may request an “ACH redemption” in writing or by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
Direct Deposit – Wire
•	You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
Check to Address of Record
•	Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•	Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
•	This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit ACH or Check)
•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.
Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer. (They may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject To:
•	The type of account you have and if there is more than one shareholder.
•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
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•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.
Please see additional information relating to signature guarantees later in this prospectus.
Involuntary Redemptions
Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing).
Exchanging Shares
In certain circumstances, shares of one class of a fund may be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Transamerica Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Transamerica Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds. For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
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How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Features and Policies
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund
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may be forced to liquidate investments as a result of short term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
Transamerica Funds’ Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
However, because the shares of the funds may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents, the funds’ policies and procedures to discourage market timing or excessive trading are enforced by those entities, as appropriate, rather than the funds. Additional information about the strategic asset allocation funds’ policies and procedures are available in the prospectus of the strategic asset allocation funds. Furthermore, reallocations in the funds by a strategic asset allocation fund in furtherance of a fund’s investment objective are not considered to be market timing or excessive trading.
Orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).
Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail or by fax.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the fund that you held, for example, if the fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Fund, such as Transamerica Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA State Street Account Maintenance Fees
Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.
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Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.
An original signature guarantee is required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds account holder’s name does not appear on the check.
The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.
E-mail Communications
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
Distribution Of Shares
Underwriting Agreement
Transamerica Funds has an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public.
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Other Distribution or Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds, or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. As of December 31, 2011, TCI may make periodic revenue sharing payments to brokers and other financial intermediaries, such as monthly or quarterly. These periodic payments are equal to a percentage of periodic sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%) or equal to a percentage of assets under management ranging from 2.5 basis points (0.025%) to 20 basis points (0.20%). In 2011, TCI paid flat annual fees ranging from $15,000 to $100,000, which included at times a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2011, TCI had such revenue sharing arrangements with at least 15 brokers and other financial intermediaries, of which some of the more significant include: Compass Brokerage, Inc.; Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; LPL Financial; Raymond James Financial Services; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; PNC Investments; Raymond James and Associates; UBS Financial Services; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2011, TCI paid or expects to pay approximately $7,110,000 to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2012, including some or all of the foregoing brokers and financial intermediaries and AXA Advisors, LLC, among others, on terms similar to those discussed above.
For the same period, TCI received revenue sharing payments totaling $648,039 from the following financial services firms to participate in functions, events and meetings, among other things: Alliance Bernstein L.P, BlackRock Financial Management, Inc, CBRE Clarion Securities, Jennison Associates LLC, J.P. Morgan Investment, Neuberger Berman Management Inc., MFS
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Investment Management, Natixis Global Asset Management, Oppenheimer Funds, Inc., Pacific Investment Management Company LLC, Schroder Investment Management North America, Inc., S.A. Federated Investors, LLC, Transamerica Investment Management, LLC and Wellington Management Company, LLP.
TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
As of the date of this prospectus, TAM has agreed to pay Universal Life Insurance Company (“Universal Life”) a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life’s separate accounts in the Class I2 shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from their financial intermediaries.
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events or activities. For example such non-cash compensation may include in part, assistance with the costs and expenses associated with travel, lodging, educational meetings, seminars, meetings and conferences, entertainment and meals to the extent permitted by law.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
Distributions and Taxes
Taxes on Distributions in General
Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will generally not have to pay income tax on amounts it distributes to shareholders, shareholders will generally be taxed on amounts they receive, whether the distributions are paid in cash or are reinvested in additional shares. If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Transamerica Dividend Focused generally pays any dividends and other distributions quarterly. Transamerica International Small Cap Value generally pays any dividends and other distributions annually. If necessary, each fund may make distributions at other times as well.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).
23

•	Distributions reported by a fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.
•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.
The tax rates in the first two bullets above do not apply to corporate shareholders. For taxable years beginning on or after January 1, 2013, distributions of net capital gains will be taxable to non-corporate shareholders at a maximum rate of 20%, and distributions of a fund’s dividend income will be taxable to shareholders at ordinary income tax rates.
The funds will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem shares in underlying funds. Distributions of net capital gains, for taxable years beginning before January 1, 2013, qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates when distributed to shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Non-Resident Alien Withholding
If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. persons under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence and letter of explanation.
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Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Transamerica fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Funds.
Investment Policy Changes
A fund that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.
To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
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Financial Highlights
Financial Highlights are not included in this prospectus because each fund had not commenced operations prior to the date of this prospectus.
26

Notice of Privacy Policy
Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;
•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated January 4, 2013, as supplemented from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the SEC. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds’ website at www.transamericafunds.com. In the Transamerica Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.
www.transamericafunds.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

TRANSAMERICA FUNDS

STATEMENT OF ADDITIONAL INFORMATION

January 4, 2013

570 Carillon Parkway

St. Petersburg, Florida 33716

Customer Service (888) 233-4339 (toll free)

TICKER SYMBOLS
Classes
FUNDS	A	B	C	I	I2
TRANSAMERICA ARBITRAGE STRATEGY	None	None	None	None	None
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO[1]	ICLAX	ICLBX	ICLLX	TACIX	None
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO[2]	IAAAX	IAABX	IAALX	TAGIX	None
TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO[3]	IMLAX	IMLBX	IMLLX	TMGIX	None
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO[4]	IMOAX	IMOBX	IMOLX	TMMIX	None
TRANSAMERICA BOND	None	None	None	None	None
TRANSAMERICA CAPITAL GROWTH	IALAX	IACBX	ILLLX	TFOIX	None
TRANSAMERICA COMMODITY STRATEGY	None	None	None	None	None
TRANSAMERICA CORE BOND	None	None	None	None	None
TRANSAMERICA DEVELOPING MARKETS DEBT	None	None	None	None	None
TRANSAMERICA DEVELOPING MARKETS EQUITY	None	None	None	None	None
TRANSAMERICA DIVERSIFIED EQUITY[5]	TADAX	TADBX	TADCX	TDEIX	None
TRANSAMERICA DIVIDEND FOCUSED	[ ]	None	[ ]	[ ]	[ ]
TRANSAMERICA EMERGING MARKETS	None	None	None	None	TWMCX
TRANSAMERICA EMERGING MARKETS DEBT	EMTAX	None	EMTCX	EMTIX	None
TRANSAMERICA EMERGING MARKETS EQUITY	AEMTX	None	CEMTX	IEMTX	None
TRANSAMERICA FLEXIBLE INCOME	IDITX	IFLBX	IFLLX	TFXIX	None
TRANSAMERICA GLOBAL ALLOCATION	None	None	None	None	None
TRANSAMERICA GLOBAL MACRO	None	None	None	None	None
TRANSAMERICA GLOBAL REAL ESTATE SECURITIES	None	None	None	None	TRSIX
TRANSAMERICA GROWTH	None	None	None	None	TJNIX
TRANSAMERICA GROWTH OPPORTUNITIES	ITSAX	ITCBX	ITSLX	TGPIX	None
TRANSAMERICA HIGH YIELD BOND	IHIYX	INCBX	INCLX	THDIX	None
TRANSAMERICA INTERNATIONAL	None	None	None	None	None
TRANSAMERICA INTERNATIONAL BOND	TABAX	None	TABCX	None	TABIX
TRANSAMERICA INTERNATIONAL EQUITY	TRWAX	None	TRWCX	TSWIX	None
TRANSAMERICA INTERNATIONAL EQUITY OPPORTUNITIES	None	None	None	None	None
TRANSAMERICA INTERNATIONAL SMALL CAP	None	None	None	None	None
TRANSAMERICA INTERNATIONAL SMALL CAP VALUE	None	None	None	[ ]	[ ]
TRANSAMERICA INTERNATIONAL VALUE	None	None	None	None	None
TRANSAMERICA INTERNATIONAL VALUE OPPORTUNITIES	None	None	None	None	None
TRANSAMERICA LARGE CAP GROWTH	LCGAX	None	LCGCX	LCGIX	None
TRANSAMERICA LARGE CAP VALUE (FORMERLY TRANSAMERICA QUALITY VALUE)	TWQAX	None	TWQCX	TWQIX	TWQZX
TRANSAMERICA LARGE COMPANY (FORMERLY TRANSAMERICA LARGE CAP VALUE)	None	None	None	None	None
TRANSAMERICA LONG/SHORT STRATEGY	None	None	None	None	None
TRANSAMERICA MANAGED FUTURES STRATEGY	None	None	None	None	None
TRANSAMERICA MID CAP VALUE	None	None	None	None	None
TRANSAMERICA MONEY MARKET	IATXX	IBTXX	IMLXX	TAMXX	None
TRANSAMERICA MULTI-MANAGED BALANCED	IBALX	IBABX	IBLLX	TBLIX	None
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO	IMUAX	None	IMUCX	TASIX	None
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO	IMNAX	IMNBX	IMNCX	TMUIX	None
TRANSAMERICA REAL RETURN TIPS	None	None	None	None	None
TRANSAMERICA SELECT EQUITY	None	None	None	None	None
TRANSAMERICA SHORT-TERM BOND	ITAAX	None	ITACX	TSTIX	None
TRANSAMERICA SMALL CAP GROWTH	ASGTX	None	CSGTX	ISCGX	None
TRANSAMERICA SMALL CAP VALUE	TSLAX	None	TSLCX	TSLIX	None
TRANSAMERICA SMALL COMPANY GROWTH	None	None	None	None	None
TRANSAMERICA SMALL/MID CAP VALUE	IIVAX	IIVBX	IIVLX	TSVIX	TSMVX
TRANSAMERICA TACTICAL INCOME	IGTAX	None	IGTCX	IGTIX	None
TRANSAMERICA TOTAL RETURN	None	None	None	None	None
TRANSAMERICA VALUE	None	None	None	None	None

Each of the funds listed above is a series of Transamerica Funds (“Transamerica Funds” or the “Trust”), an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). All funds, other than Transamerica Commodity Strategy, Transamerica Developing Markets Debt, Transamerica Emerging Markets Debt, Transamerica Global Macro, Transamerica Global Real Estate Securities, Transamerica International Bond, Transamerica Managed Futures Strategy, Transamerica Real Return TIPS and Transamerica Value, are classified as diversified under the 1940 Act.

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectuses of Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value dated April 30, 2012, as they may be supplemented or revised from time to time, the prospectuses of Transamerica Small Cap Growth dated August 31, 2012, as they may be supplemented or revised from time to time, the prospectuses of Transamerica Dividend Focused and Transamerica International Small Cap Value dated January 4, 2013, as they may be supplemented or revised from time to time, and the prospectuses for each of the other funds dated March 1, 2012, as they may be supplemented or revised from time to time. This SAI is incorporated by reference into the prospectuses. The prospectuses and this SAI may be obtained free of charge by writing or calling Transamerica Funds at the above address or telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the funds’ prospectuses. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, and may be obtained free of charge by writing or calling Transamerica Funds at the above address or telephone number. The Annual Reports contain financial statements that are incorporated herein by reference.

1 Class R: ICVRX; 2 Class R: IGWRX; 3 Class R: IMGRX; 4Class R: IMDRX; 5Class T: TWMTX

INVESTMENT OBJECTIVES

The prospectuses discuss the investment objective of each of the funds and the policies each fund employs to achieve its objective. There can be no assurance that a fund will, in fact, achieve its objective. A fund’s investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

As indicated in each prospectus, each fund is subject to certain fundamental policies which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Unless expressly designated as fundamental, all policies of each fund may be changed by Transamerica Funds’ Board of Trustees without shareholder approval.

Transamerica Dividend Focused, Transamerica International Small Cap Value and Transamerica Small Cap Growth have adopted the following fundamental policies:

1.	Borrowing

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

2.	Underwriting Securities

Each fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

3.	Making Loans

Each fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Senior Securities

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

5.	Real Estate

Each fund may not purchase or sell real estate except as permitted by the 1940 Act.

6.	Commodities

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

7.	Concentration

Each fund may not make any investment if, as a result, each fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Additional Information about Fundamental Investment Policies:

The following provides additional information about each fund’s fundamental investment policies. This information does not form part of each funds’ fundamental investment policies.

Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each fund’s underwriting commitments, when added to the value of each fund’s investments in issuers where each fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of fund securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a fund from engaging in transactions involving the acquisition or disposition of fund securities, regardless of whether a fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, fund securities or other assets. A fund would have to obtain exemptive relief from the SEC to make loans of money to other funds. The purchase of debt securities or loans or entering into repurchase agreements are not considered to be lending for purposes of the policy. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of a fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of a fund’s outstanding shares through leveraging. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Trading practices and investments that may involve leverage but are not considered to be borrowings will not be considered to constitute the issuance of a “senior security” by a fund, provided a fund segregates assets, or otherwise “covers” its obligations, consistent with SEC and SEC staff guidance.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (6) above will be interpreted to permit investments in exchange traded funds and exchange traded notes that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

Each funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The investment practices described above involve risks. Please see the Prospectus and the Statement of Additional Information for a description of certain of these risks.

Each other fund has adopted, as applicable, the following fundamental policies:

1.	Diversification

Each fund shall be a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (except Transamerica Commodity Strategy, Transamerica Developing Markets Debt, Transamerica Emerging Markets Debt, Transamerica Global Macro, Transamerica Global Real Estate Securities, Transamerica International Bond, Transamerica Managed Futures Strategy, Transamerica Real Return TIPS and Transamerica Value), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Transamerica Commodity Strategy, Transamerica Developing Markets Debt, Transamerica Emerging Markets Debt, Transamerica Global Macro, Transamerica Global Real Estate Securities, Transamerica International Bond, Transamerica Managed Futures Strategy, Transamerica Real Return TIPS and Transamerica Value are each currently a “non-diversified company” as that term is defined in the 1940 Act.

2.	Borrowing

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.	Senior Securities

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Underwriting Securities

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.	Real Estate

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6.	Making Loans

Each fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.	Concentration of Investments

Each fund may not “concentrate” its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

This restriction shall not apply to Transamerica Commodity Strategy’s counterparties in foreign currency transactions. Transamerica Commodity Strategy concentrates in the natural resources related industries.

Transamerica Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.

Transamerica Arbitrage Strategy generally will not exceed 25% exposure to any industry as defined by the Global Industry Classification Standard (“GICS”). Industry exposure is calculated by summing the net long and/or short exposure of securities of companies by GICS industry within the fund.

8.	Commodities

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Additional Information about Fundamental Investment Policies:

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. For the avoidance of doubt, the policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL POLICIES

Furthermore, certain funds have adopted the following non-fundamental policies, which may be changed by Transamerica Funds’ Board of Trustees of the fund without shareholder approval.

(A)	Exercising Control or Management

Except for Transamerica Capital Growth, Transamerica Diversified Equity, Transamerica Growth Opportunities, Transamerica Multi-Managed Balanced and Transamerica Small/Mid Cap Value, each fund may not invest in companies for the purposes of exercising control or management.

(B)	Purchasing Securities on Margin

Transamerica Developing Markets Debt, Transamerica Flexible Income, Transamerica Global Real Estate Securities, Transamerica Growth, Transamerica High Yield Bond, Transamerica International Equity Opportunities, Transamerica Money Market, Transamerica Real Return TIPS, Transamerica Short-Term Bond, Transamerica Small Company Growth and Transamerica Total Return may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

Transamerica Large Company may not purchase securities on margin, except (i) for use of short-term credit necessary for the clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with the futures contracts or other permissible investments.

(C)	Illiquid Securities

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities (10% with respect to Transamerica High Yield Bond and with respect to Transamerica Money Market, 5% of its total assets).

(D)	Short Sales

Transamerica Developing Markets Debt, Transamerica High Yield Bond, Transamerica International Equity Opportunities, Transamerica Large Company, Transamerica Money Market, Transamerica Real Return TIPS, Transamerica Short-Term Bond, Transamerica Small Company Growth and Transamerica Total Return may not sell securities short, except short sales “against the box.” A short sale against the box of a stock is where the seller actually owns or has the right to obtain at no additional cost the stock, but does not want to close out the position.

Transamerica Commodity Strategy, Transamerica Flexible Income, Transamerica Global Real Estate Securities and Transamerica Growth may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E)	Oil, Gas or Mineral Deposits

Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Flexible Income, Transamerica Global Real Estate Securities, Transamerica Growth, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Real Return TIPS, Transamerica Short-Term Bond, Transamerica Small Company Growth and Transamerica Total Return may not invest in interests in oil, gas or other mineral development or exploration programs although they may invest in the marketable securities of companies that invest in or sponsor such programs.

(F)	Mortgage or Pledge Securities

Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Flexible Income and Transamerica Growth may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

Transamerica High Yield Bond may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund’s total assets at the time of borrowing or investment.

Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund’s net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G)	Investment in Other Investment Companies

Transamerica Flexible Income, Transamerica Global Real Estate Securities, Transamerica Growth and Transamerica High Yield Bond, may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

Transamerica Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

Transamerica Global Allocation, Transamerica International, Transamerica International Bond and Transamerica International Value may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

(H)	Futures Contracts

Transamerica Short-Term Bond may enter into futures contracts and write and buy put and call options relating to futures contracts.

Transamerica International Equity Opportunities and Transamerica Small Company Growth may enter into futures contracts and write and buy put and call options relating to futures contracts. The funds may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

Transamerica Flexible Income, Transamerica Global Real Estate Securities and Transamerica Growth may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission (“CFTC”) regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

Transamerica High Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund’s net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund’s net assets; (b) which are not for hedging purposes only; or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission (“SEC”) for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act; (ii) by the CFTC for exemption of investment companies registered under the 1940 Act from registration as “commodity pool operators” and from certain provisions of Subpart B of Part 4 of the CFTC’s regulations; or (iii) by a state securities commissioner or administrator in one or more of the states in which the fund’s shares have been qualified for public offering.

(I)	Foreign Issuers

Transamerica Core Bond, Transamerica Growth and Transamerica High Yield Bond may not invest more than 25% of their net assets at the time of purchase in the securities of foreign issuers and obligors.

(J)	Put, Call, Straddle or Spread Options

Transamerica High Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(K)	Real Estate Limited Partnership

Transamerica High Yield Bond may not invest in real estate limited partnerships.

(L)	Additional and Temporary Borrowings

Transamerica International Equity Opportunities may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

(M)	Bank Time Deposits

Transamerica High Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund’s total assets in bank time deposits with maturities from 2 business days through 7 calendar days.

(N)	Officers Ownership

Transamerica High Yield Bond may not purchase or retain the securities of any issuer if, to the fund’s knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES

Each fund’s principal investment strategies are set forth in the fund’s prospectus(es). The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a fund. The following investments are subject to all applicable rules and regulations and to limitations as set forth in each fund’s investment restrictions and policies. Unless otherwise specified in this SAI or in the prospectuses, the percentages set forth below and the percentage limitations set forth in the prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

DERIVATIVES

A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in its prospectus, this SAI or by applicable law, a fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the CFTC or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the sub-advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when a fund’s prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Options on Securities and Indices. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than Transamerica High Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund’s writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell, and a writer has the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the average between closing bid and asked price.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. When a portfolio security or currency subject to a call option is sold, a fund will effect a “closing purchase transaction” — the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

A put option written by a fund is “covered”, as that term is used in SEC interpretations and guidance regarding cover, if the fund (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the fund’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a fund is “covered” if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the fund has segregated additional cash consideration with its custodian, or earmarked liquid assets on its records equal to the difference between the exercise price of the call written and that of the call held to cover such call.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if a fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a fund is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and a fund will realize a gain or loss.

Purchasers of options pay an amount known as a premium to the option writer in exchange for the right under the option contract. A principal reason for writing put and call options is to attempt to realize, through the receipt of premium income, a greater current return than would be realized on the underlying securities alone. This premium income will serve to enhance a fund’s total return and will reduce the effect of any price decline of the security involved in the option. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss.

Once the decision to write a call option has been made, a fund’s investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the purchase or writing of options to close out previously purchased or written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the writing of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value. When a fund purchases put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put it has purchased only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a “put” is normally (i) the fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to a fund at a higher price than its current market value. A fund retains the premium received from writing a put option whether or not the option is exercised.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a fund that writes a call on an index cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

Index options are also subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Options on Foreign Currencies. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts, both as described below, on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and, by doing so, will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. If currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, as in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. Buying put or call options will not protect a fund against price movements in the securities that are attributable to other causes.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if exchange rates move in the manner projected, will expire unexercised and allow that fund to offset the increased cost of the securities up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is “covered” if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) a fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the fund’s custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

The interbank market in non-U.S. currencies is a global and round-the-clock market. To the extent the U.S. options market is closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. options market until it reopens. Transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country. Options on non-U.S. currencies also have the risks of options on securities and indices, as discussed above.

Futures Contracts and Options thereon. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions, to the extent permissible by applicable law. Futures contracts are for the purchase and sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of underlying debt instruments when the contract expires. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a Futures Commission Merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use futures contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) for a specified exercise price at any time during the option exercise period.

At the inception of a futures contract, a fund is required to make an initial margin deposit. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. A fund is also subject to calls for daily variation margin payments as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a fund’s ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Futures and options on futures are regulated by the CFTC. The funds are operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, such persons are not subject to registration or regulation with respect to the funds under the Commodity Exchange Act.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”):

Except for Transamerica Global Macro, a fund may enter into forward currency contracts with stated contract values of up to the value of that fund’s assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund’s entry into a forward currency contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund’s obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may also combine forward currency contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described above. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund’s ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund’s sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchanged commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian.

Interest Rate Swaps. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the counterparty to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s insolvency.

A large number of banks and investment banking firms participate in the swap market acting both as principals and as agents utilizing standardized swap documentation. The funds’ sub-advisers have determined that, as a result, the swap market (except for certain credit default swaps discussed below) has become relatively liquid. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements (as discussed below) or to realize amounts to be received under such agreements.

Nonetheless, caps and floors are more recent innovations and, may be less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives and policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in each prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds’ sub-advisers may use these opportunities to the extent they are consistent with each fund’s investment objective and as are permitted by a fund’s investment limitations and applicable regulatory requirements.

Credit Default Swaps. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.

Total Rate of Return Swaps. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Swaptions. A fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

Cross-currency swaps. The funds are subject to foreign currency exchange rate risks in the normal course of pursuing their investment objectives. The funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or to hedge against foreign currency exchange rate and/or interest rate risk. Cross-currency swaps are interest rate swaps in which two parties agree to exchange cash flows based on the notional amounts of two different currencies. The funds with cross-currency swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps can also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Euro Instruments. The funds may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the “LIBOR”), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of cash, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to Financial Instruments draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of a fund and even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund’s ability to dispose of its positions in Financial Instruments will depend on the availability of liquid markets in the instruments or, in the absence of a liquid market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a closing transaction. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to a fund. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument. The purchase and sale of futures contracts and the exercise of options may cause a fund to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by a fund with respect to Financial Instruments may be higher than those that would apply to direct purchases or sales of the underlying instruments.

Particular risks exist with respect to the use of each of the Financial Instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of a fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use Financial Instruments effectively for their intended purposes.

A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, such fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

Certain Financial Instruments transactions may have a leveraging effect on the funds, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the funds engage in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the funds.

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (or “OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in the fund that invests largely in municipal securities.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available, as discussed above. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies or government sponsored entities as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Exchange Rate-Related U.S. Government Securities. To the extent permitted by a fund’s investment policies, a fund may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FOREIGN INVESTMENTS

A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (”FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Additionally, the operating expenses of a fund making foreign investments can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.

Each fund also may invest in notes and similar linked securities (e.g., zero strike warrants and debt), which are derivative instruments issued by a financial institution or special purpose entity the performance and price of which depends on the performance and price of a corresponding foreign security, securities, market or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security, securities, market or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock or units of the linked security. These securities are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of the derivative instrument because the linked security, securities, market or index has declined. Also, these securities are subject to counterparty risk, which is the risk that the company issuing such a linked security may fail to pay the full amount due at maturity or redemption. A fund could have difficulty disposing of these securities because there may be restrictions on redemptions and there may be no market or a thin trading market in such securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund’s assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Sovereign Debt Securities. Certain funds may invest in securities issued or guaranteed by any country and denominated in any currency. Except for funds that are permitted to invest in emerging markets, these funds expect to generally invest in developed countries. Developed countries include, without limitation, Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Certain funds will not invest more than 25% of their assets in the securities of supranational entities.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some

European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of a fund’s investments in that country’s sovereign debt obligations or the debt obligations of other European countries.

Emerging Markets. Certain funds may invest in securities of emerging market countries. Emerging market countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a fund’s investments in such securities.

Emerging market and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging market countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging market countries have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Certain funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

SHORT SALES

Certain funds may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.

Certain funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, a fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act.

Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.

BlackRock Investment Management, LLC has received an exemptive order from the SEC permitting funds that are sub-advised by it to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.

A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.

Exchange-Traded Funds (“ETFs”). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

EXCHANGE-TRADED NOTES (“ETNs”)

Certain funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

COMMODITIES AND NATURAL RESOURCES

Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

COMMODITY-LINKED INVESTMENTS

A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Transamerica Commodity Strategy, Transamerica Global Allocation and Transamerica Managed Futures Strategy may also gain exposure to the commodity markets through investments in their respective wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Subsidiary”). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by the fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the fund's commodity-linked investments may be expected to underperform an investment in traditional securities.

Because commodity-linked derivatives are available from a relatively small number of issuers, the fund's investments in commodity-linked derivatives are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may serve as counterparty to a substantial number of the fund's commodity-linked and other derivative investments) will not fulfill its contractual obligations.

INVESTMENTS IN SUBSIDIARY (Transamerica Commodity Strategy, Transamerica Global Allocation and Transamerica Managed Futures Strategy)

A fund may invest up to 25% of its total assets in its Subsidiary. Investments in the Subsidiaries are expected to provide the funds with exposure to the commodity markets. The principal purpose of investment in the Subsidiaries is to allow the funds to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Although each Subsidiary has its own board of directors, each Subsidiary is wholly-owned and controlled by a fund.

The Subsidiaries (unlike the funds) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the funds may to some extent invest directly in commodity-linked derivative instruments and other investments that provide exposure to commodities, the funds may also gain exposure to these derivative instruments indirectly by investing in the Subsidiaries. Each Subsidiary also may invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary's derivatives positions. To the extent that a fund invests in a Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the prospectus and this SAI.

Each Subsidiary is advised by TAM and sub-advised by the corresponding fund’s sub-adviser. A Subsidiary (unlike a fund) may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments. However, each Subsidiary otherwise is subject to the corresponding fund’s investment restrictions and other policies. Each fund and its Subsidiary test for compliance with the fund's investment restrictions on a consolidated basis.

The Subsidiaries are not investment companies registered under the 1940 Act and, unless otherwise noted in the prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could affect the ability of a fund and/or a Subsidiary to operate as described in the prospectus and this SAI and could negatively affect a fund and its shareholders.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains, which are generally subject to federal income tax when distributed to a fund’s shareholders, or in the realization of capital losses. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in “strips,” which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Federal income tax law requires holders of zero-coupon securities, deferred interest securities, and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even if prior to the receipt of the corresponding cash payment. A fund may also elect to include in income currently any market discount accruing on securities purchased with such market discount. In order to qualify for treatment as a “regulated investment company” under the Code, a fund must distribute substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DOLLAR ROLLS

Certain funds may enter into dollar rolls transactions, pursuant to which a fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. A fund will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements, which are discussed below.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage-related securities in which the funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. A fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security’s return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a fund will receive when these amounts are reinvested. The U.S. government has provided financial support to Fannie Mae and Freddie Mac, but there can be no assurances that it will support these or other government-sponsored entities in the future.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. See “Recent Market Events.”

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Certain funds may invest in Collateralized Mortgage Obligations (“CMOs”) residuals and stripped mortgage-backed securities (“SMBS”). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

ASSET-BACKED SECURITIES

An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

A fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in valuing and/or disposing of asset-backed securities.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

INCOME-PRODUCING SECURITIES

Certain funds focus their investments in income-producing securities.

Defaulted securities. Defaulted securities are debt securities on which the issuer is not currently making interest payments. Certain funds will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds or taking possession and managing the assets that secure the issuer's obligations on the defaulted securities. This could increase a fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer.

Other types of income-producing securities that the funds may purchase include, but are not limited to, the following:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to various risks. Two primary (but not exclusive) risks affecting income-producing securities are credit risk and interest rate risk. Credit risk relates to the party’s ability to make payment of principal and/or interest on an instrument; interest rate risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates and other market events. Because a fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

In the event that a security is rated by different agencies and receives different ratings from these agencies, unless a fund’s prospectus provides otherwise, a fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the fund purchases a security and the fund may choose not to sell securities that are downgraded below investment grade after their purchases. In general, the ratings of agencies represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of a sub-adviser to evaluate potential investments. A sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund's portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Distressed Debt Securities. Certain funds may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s Investors Services, Inc. (“Moody’s”) and CC or lower by Standard and Poor’s Ratings Group (“S&P”)) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. The risks associated with high-yield securities are heightened by investing in distressed debt securities.

Generally, a fund will invest in distressed securities when the sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Maturity and Duration. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. These methods estimate the expected response of the security’s price to changes in its yield, usually under the assumption that the yield changes will be driven by changes in the level of an underlying interest rate curve while holding the security’s spread constant. So a security with an effective duration of 3 years is expected on average to have a negative price return of about 30 basis points when its yield rises by 10 basis points (“about” 30 basis points is used rather than exactly 30 basis points because other factors like convexity can also affect the relationship). Floating rate securities may have final maturities of ten or more years, but their effective durations will typically be very short (or, in some circumstances, negative).

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below-investment-grade securities (commonly known as “junk bonds”) involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody’s and S&P, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of the prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

Liquidity risks. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.

Additional risks of high-yield/high-risk bonds. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but a sub-adviser will consider the event in determining whether a fund should continue to hold the security.

SUBORDINATED SECURITIES

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

STRUCTURED NOTES AND RELATED INSTRUMENTS

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, a fund must receive at least 100% collateral (generally 102% for domestic securities and 105% for international securities), in the form of cash or U.S. government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, the fund could experience delays in recovering its securities, possible capital losses and even loss of rights in the collateral should the borrower fail financially. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. At the termination of a loan transaction, a fund has the obligation to return cash or collateral delivered by the borrower. A fund may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower.

ILLIQUID AND RESTRICTED/144A SECURITIES

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the 1933 Act, as amended, and may not be subject to the disclosure and other investor protection requirements that would be applicable if the sale of securities were so registered.

Except where provided otherwise under “Non-Fundamental Policies,” to the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% (10% with respect to Transamerica High Yield Bond and with respect to Transamerica Money Market, 5% of its total assets) of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the security. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The funds’ Board of Trustees has authorized each fund’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund’s sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; 5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period; and/or 6) other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

Although the interest paid on municipal securities is generally excluded from gross income, a fund’s distributions of interest paid on municipal securities will be taxable to shareholders unless the fund reports the distributions as exempt-interest dividends. The funds do not expect to be eligible to report any dividends as exempt-interest dividends. The funds may invest in various types of municipal obligations, including, without limitation, the following:
Municipal Bonds. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s exempt-interest dividends are derived from interest on private activity bonds. Although dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, dividends of interest income on municipal obligations issued in 2009 and 2010 generally is not included in the current earnings adjustment.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Municipal Notes. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

Municipal Commercial Paper. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

Participation Interests. A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. With respect to insurance, a fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Variable Rate Obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

Residual Interest Bonds. The funds may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each fund’s investment objectives and general investment policies, a fund may invest in RIBs without limitation.

In a transaction in which a fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the fund prior to being deposited into the trust, the fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the funds where the funds did not previously own the underlying Municipal Bond.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Custodial Receipts and Certificates. Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks Relating Particularly to Municipal Obligations. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of a fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

A fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

LOANS

A fund may invest in certain commercial loans, generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

COMMON STOCKS

Subject to its investment restrictions, a fund may invest in common stocks. Common stocks represent an ownership interest in the issuing company. Holders of common stocks are not creditors of the issuer, and in the event of the liquidation, common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities. Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Preferred Stocks. Subject to a fund’s investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets, however preferred stocks are junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Convertible Securities. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s, or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the funds might invest.

Master Limited Partnerships. A fund may invest in Master Limited Partnership (“MLP”) units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. Investing in MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund, the timing of taxable fund distributions and/or the holding period of a fund’s assets.

EVENT-LINKED BONDS

Certain funds may invest a portion of their assets in ‘‘event-linked bonds,’’ which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ‘‘trigger’’ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as ‘‘catastrophe bonds.’’ If a trigger event occurs, a fund may lose a portion, or all, of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

Certain funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v)  the CDO’s manager may perform poorly.

REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral.

All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the sub-advisers believe will give the applicable fund a valid, perfected security interest in the collateral.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

BORROWINGS

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

PASS-THROUGH SECURITIES

A fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the funds.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

TEMPORARY INVESTMENTS

At times a fund’s sub-advisers may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

CERTAIN OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

Corporate Debt Securities. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

Commercial Paper. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.

International Agency Obligations. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Bank Obligations or Savings and Loan Obligations. Subject to its investment restrictions, a fund may invest in all types of bank obligations, including certificates of deposit, bankers’ acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. A fund may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.

The quality of bank or savings and loan obligations may be affected by such factors as: (a) location — the strength of the local economy will often affect financial institutions in the region; (b) asset mix — institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital — under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

Variable- or Floating-Rate Securities. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of “Loans” in this SAI.

RECENT MARKET EVENTS

The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser. These market conditions may continue or get worse.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund’s portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences.

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. If in any given period, all of a fund’s investments have a remaining maturity of less than one year, the portfolio turnover rate for that period would be equal to zero.

Historical turnover rates are included in the Financial Highlights tables in the prospectus. Certain funds had a significant variation in their portfolio turnover rates over the two most recently completed fiscal years. Sub-adviser transitioning was the significant contributing factor for the following funds: Transamerica Long/Short Strategy, Transamerica Multi-Managed Balanced and Transamerica Small/Mid Cap Value.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the funds’ portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds’ policies. The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of a fund’s portfolio holdings.

The funds publish all portfolio holdings on a quarterly basis on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for six months or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

Transamerica Money Market files monthly a schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the Investment Company Act of 1940, as amended.

There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following entities at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:

Name	Frequency

Advent Software, Inc.	Daily
Evare	Daily
Morningstar Associates, LLC	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly

In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund, provided that the information has been publicly disclosed (via the funds’ website or otherwise):

•	Top Ten Holdings. A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.

•	Sector Holdings. A fund’s sector information and the total percentage of the fund held in each sector.

•	Other Portfolio Characteristic Data. Any other analytical data with respect to a fund that does not identify any specific portfolio holding.

•

Funds of ETFs. For any fund whose investments consist solely of shares of ETFs, no sooner than 10 days after the end of a month the names of the ETFs held as of the end of that month and the percentage of the fund’s net assets held in each ETF as of the end of that month.

The Board and an appropriate officer of the investment adviser’s compliance department or the funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.

COMMODITY EXCHANGE ACT REGISTRATION

The funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the funds under the Commodity Exchange Act. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of the funds to continue to claim this exclusion. The funds would be limited in their ability to use futures or options on futures or engage in swaps transactions for non-hedging purposes if they continued to claim the exclusion. If the funds were no longer able to claim the exclusion, the funds’ adviser would likely become subject to registration and regulation as a commodity pool operator. The funds and the adviser are continuing to analyze the effect of these rules changes on the funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) on behalf of each fund with Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM currently hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. TAM also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of portfolio securities and investment performance.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON U.S. Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group. AEGON USA Investment Management, LLC is an affiliate of TAM and Transamerica Funds.

Investment Adviser Compensation

TAM receives compensation calculated daily and paid monthly from the funds at the annual rates indicated below (expressed as a specified percentage of the fund’s average daily net assets). The table below lists those percentages by fund.

Fund Name	Percentage of Average Daily Net Assets

Transamerica Arbitrage Strategy	1.05% of the first $50 million
1.00% in excess of $50 million

Transamerica Asset Allocation – Conservative Portfolio	0.10%
Transamerica Asset Allocation – Growth Portfolio	0.10%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.10%
Transamerica Asset Allocation – Moderate Portfolio	0.10%

Transamerica Bond	0.675% of the first $200 million
0.625% over $200 million up to $750 million
0.575% in excess of $750 million

Transamerica Capital Growth	0.80% of the first $500 million
0.675% in excess of $500 million

Transamerica Commodity Strategy	0.61% of the first $200 million
0.59% over $200 million up to $1 billion
0.56% in excess of $1 billion

Transamerica Core Bond	0.45% of the first $750 million
0.40% over $750 million up to $1 billion
0.375% in excess of $1 billion

Transamerica Developing Markets Debt	0.95% of the first $200 million
0.85% over $200 million up to $500 million
0.80% in excess of $500 million

Transamerica Developing Markets Equity	1.20% of the first $50 million
1.15% over $50 million up to $200 million
1.10% over $200 million up to $500 million
1.05% in excess of $500 million

Transamerica Diversified Equity	0.73% for the first $500 million
0.70% over $500 million up to $2.5 billion
0.65% in excess of $2.5 billion

Transamerica Dividend Focused	0.75% of the first $200 million
0.65% over $200 million up to $500 million
0.60% in excess of $500 mllion

Transamerica Emerging Markets	1.15% of the first $300 million
1.10% in excess of $300 million

Transamerica Emerging Markets Debt	0.60% of the first $400 million
0.58% in excess of $400 million

Transamerica Emerging Markets Equity	0.95% of the first $250 million
0.93% over $250 million up to $500 million
0.90% in exces of $500 million

Transamerica Flexible Income	0.475% of the first $250 million
0.425% over $250 million up to $350 million
0.40% in excess of $350 million

Fund Name	Percentage of Average Daily Net Assets

Transamerica Global Allocation	0.80% of the first $100 million
0.72% in excess of $100 million

Transamerica Global Macro	1.25% of the first $300 million
1.20% in excess of $300 million

Transamerica Global Real Estate Securities	0.80% of the first $250 million
0.775% over $250 million up to $500 million
0.70% over $500 million up to $1 billion
0.65% in excess of $1 billion

Transamerica Growth	0.80% of the first $250 million
0.775% over $250 million up to $500 million
0.70% over $500 million up to $1 billion
0.675% over $1 billion up to $1.5 billion
0.65% in excess of $1.5 billion

Transamerica Growth Opportunities	0.80% of the first $250 million
0.75% over $250 million up to $500 million
0.70% in excess of $500 million

Transamerica High Yield Bond	0.59% of the first $400 million
0.575% over $400 million up to $750 million
0.55% in excess of $750 million

Transamerica International	1.00% of the first $100 million
0.95% in excess of $100 million

Transamerica International Bond	0.55% of the first $100 million
0.52% over $100 million up to $250 million
0.51% over $250 million up to $500 million
0.50% over $500 million up to $1 billion
0.47% in excess of $1 billion

Transamerica International Equity	0.80% of the first $250 million
0.75% over $250 million up to $500 million
0.725% over $500 million up to $1 billion
0.70% in excess of $1 billion

Transamerica International Equity Opportunities	0.90% of the first $250 million
0.875% over $250 million up to $500 million
0.85% over $500 million up to $1 billion
0.80% in excess of $1 billion

Transamerica International Small Cap	1.07% of the first $300 million
1.00% in excess of $300 million

Transamerica International Small Cap Value	0.925% of the first $300 million
0.90% over $300 million up to $750 million
0.85% in excess of $750 million

Transamerica International Value	0.88% of the first $200 million
0.81% over $200 million up to $500 million
0.77% in excess of $500 million

Transamerica International Value Opportunities	1.10% of the first $100 million
1.00% over $100 million up to $300 million
0.95% in excess of $300 million

Transamerica Large Cap Growth	0.675% of the first $250 million
0.65% over $250 million up to $1 billion
0.60% in excess of $1 billion

Transamerica Large Cap Value	0.65% of the first $750 million
0.62% over $750 million up to $1 billion
0.60% in excess of $1 billion

Transamerica Large Company	0.80% of the first $250 million

Fund Name	Percentage of Average Daily Net Assets

0.775% over $250 million up to $750 million
0.75% over $750 million up to $1 billion
0.65% over $1 billion up to $2 billion
0.625% in excess of $2 billion

Transamerica Long/Short Strategy	1.30%

Transamerica Managed Futures Strategy	1.10% of the first $500 million
1.05% in excess of $500 million

Transamerica Mid Cap Value	0.85% of the first $100 million
0.80% in excess of $100 million

Transamerica Money Market	0.40%

Transamerica Multi-Managed Balanced	0.75% of the first $500 million
0.65% over $500 million up to $1 billion
0.60% in excess of $1 billion

Transamerica Multi-Manager Alternative	0.20% of the first $500 million

Strategies Portfolio	0.19% over $500 million up to $1 billion
0.18% in excess of $1 billion

Transamerica Multi-Manager International Portfolio	0.10%

Transamerica Real Return TIPS	0.70% of the first $250 million
0.65% over $250 million up to $750 million
0.60% over $750 million up to $1 billion
0.55% in excess of $1 billion

Transamerica Select Equity	0.80% of the first $200 million
0.74% over $200 million up to $500 million
0.69% over $500 million up to $1 billion
0.67% over $1 billion up to $1.5 billion
0.62% in excess of $1.5 billion

Transamerica Short-Term Bond	0.55% of the first $250 million
0.50% over $250 million up to $500 million
0.475% over $500 million up to $1 billion
0.45% in excess of $1 billion

Transamerica Small Cap Growth	0.84% of the first $300 million
0.80% in excess of $300 million

Transamerica Small Cap Value	0.86% of the first $250 million
0.84% in excess of $250 million

Transamerica Small Company Growth	0.95% of the first $500 million
0.85% in excess of $500 million

Transamerica Small/Mid Cap Value	0.80% of the first $500 million
0.75% in excess of $500 million

Transamerica Tactical Income	0.47% of the first $1 billion
0.45% over $1 billion up to $2 billion
0.43% in excess of $2 billion

Transamerica Total Return	0.675% of the first $250 million
0.65% over $250 million up to $750 million
0.60% in excess of $750 million

Transamerica Value	0.80%

Advisory Agreement

For each fund, the duties and responsibilities of the investment adviser are specified in the fund’s Advisory Agreement. Pursuant to the Advisory Agreement for each fund, TAM, subject to the supervision of the Trustees and in conformity, with the stated policies of the funds, manages the operations of each fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.

The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of either the fund, TAM or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TAM shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TAM in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of a fund’s non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders’ meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TAM), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

Expense Limitation

TAM has entered into an expense limitation agreement with Transamerica Funds on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding brokerage commissions, interest, dividend and interest expenses related to short sales, taxes and 12b-1 fees, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the fund’s business, and “acquired fund fees and expenses” (as this term is defined for regulatory purposes), exceeds a certain percentage of the fund’s average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (“expense cap”). Certain funds may at a later date reimburse TAM for operating expenses previously paid on behalf of such funds during the previous 36 months (“36-month reimbursement"), but only if, after such reimbursement, the funds’ expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to Transamerica Funds prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement. The funds currently included in the agreement are listed as follows:

Funds included in the 36-month reimbursement arrangements:

Transamerica Arbitrage Strategy	Transamerica International Small Cap
Transamerica Asset Allocation – Conservative Portfolio	Transamerica International Small Cap Value
Transamerica Asset Allocation – Growth Portfolio	Transamerica International Value
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica International Value Opportunities
Transamerica Asset Allocation – Moderate Portfolio	Transamerica Large Cap Growth
Transamerica Bond	Transamerica Large Cap Value
Transamerica Capital Growth	Transamerica International Equity
Transamerica Commodity Strategy	Transamerica Large Company
Transamerica Core Bond	Transamerica Long/Short Strategy
Transamerica Developing Markets Debt	Transamerica Managed Futures Strategy
Transamerica Developing Markets Equity	Transamerica Mid Cap Value
Transamerica Diversified Equity	Transamerica Money Market
Transamerica Dividend Focused	Transamerica Multi-Managed Balanced
Transamerica Emerging Markets	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Emerging Markets Debt	Transamerica Multi-Manager International Portfolio
Transamerica Emerging Markets Equity	Transamerica Select Equity
Transamerica Flexible Income	Transamerica Short-Term Bond
Transamerica Global Allocation	Transamerica Small Cap Value
Transamerica Global Macro	Transamerica Small Company Growth
Transamerica Growth Opportunities	Transamerica Small Cap Growth
Transamerica High Yield Bond	Transamerica Small/Mid Cap Value
Transamerica International	Transamerica Tactical Income
Transamerica International Bond	Transamerica Value

The applicable expense caps for each of the funds are listed in the following table.

Fund Name	Expense Cap CLASS A, B, C, I, I2, R and T
Transamerica Arbitrage Strategy	1.25%
Transamerica Asset Allocation – Conservative Portfolio	0.45%
Transamerica Asset Allocation – Growth Portfolio	0.45%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.45%
Transamerica Asset Allocation – Moderate Portfolio	0.45%
Transamerica Bond	0.88%
Transamerica Capital Growth	1.20%
Transamerica Commodity Strategy	1.00%
Transamerica Core Bond	0.70%
Transamerica Developing Markets Debt	1.15%
Transamerica Developing Markets Equity	1.45%
Transamerica Diversified Equity	1.17%
Transamerica Dividend Focused	0.90%

Fund Name	Expense Cap CLASS A, B, C, I, I2, R and T
Transamerica Emerging Markets	1.40%
Transamerica Emerging Markets Debt	1.00%
Transamerica Emerging Markets Equity	1.60%
Transamerica Flexible Income	1.00%†
Transamerica Global Allocation	1.00%
Transamerica Global Macro	1.65%
Transamerica Global Real Estate Securities	N/A
Transamerica Growth	N/A
Transamerica Growth Opportunities	1.40%
Transamerica High Yield Bond	0.95%
Transamerica International	1.25%
Transamerica International Bond	0.75%
Transamerica International Equity	1.15%
Transamerica International Equity Opportunities	N/A
Transamerica International Small Cap	1.27%
Transamerica International Small Cap Value	1.22%
Transamerica International Value	1.13%
Transamerica International Value Opportunities	1.35%
Transamerica Large Cap Growth	0.95%
Transamerica Large Cap Value	1.00%
Transamerica Large Company	1.00%
Transamerica Long/Short Strategy	1.65%
Transamerica Managed Futures Strategy	1.45%
Transamerica Mid Cap Value	1.05%
Transamerica Money Market	0.48%
Transamerica Multi-Managed Balanced	1.45%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55%
Transamerica Multi-Manager International Portfolio	0.45%
Transamerica Real Return TIPS	N/A
Transamerica Select Equity	0.90%
Transamerica Short-Term Bond	0.85%†
Transamerica Small Cap Growth	1.15%
Transamerica Small Cap Value	1.15%
Transamerica Small Company Growth	1.15%
Transamerica Small/Mid Cap Value	1.25%
Transamerica Tactical Income	0.67%†
Transamerica Total Return	N/A
Transamerica Value	1.00%

†

The Investment Adviser has agreed to further reduce Fund Operating Expenses by waiving 0.05% of the 0.30% 12b-1 fee for one year through March 1, 2013, as applicable to Class A shares of Transamerica Flexible Income, Transamerica Short-Term Bond and Transamerica Tactical Income.

Total Advisory Fees Paid by the Funds

The following table sets forth the total amounts the funds paid to TAM, and reimbursements by TAM to the funds, if any, for the fiscal years ended October 31, 2011, 2010 and 2009.

	Advisory Fee After Expense Reimbursement October 31			Expense Reimbursements October 31
Fund Name	2011	2010	2009	2011	2010	2009
Transamerica Arbitrage Strategy(1)	$327,417	N/A	N/A	$60,516	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$1,204,564	$1,093,422	$793,107	$0	$0	$0
Transamerica Asset Allocation – Growth Portfolio	$1,624,421	$1,583,573	$1,363,628	$0	$0	$0
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,237,849	$3,096,781	$2,630,950	$0	$0	$0
Transamerica Asset Allocation – Moderate Portfolio	$2,274,988	$2,090,465	$1,656,957	$0	$0	$0
Transamerica Bond	$3,579,624	$3,978,472	$4,252,892	$0	$0	$0
Transamerica Capital Growth	$1,383,440	$899,969	$412,475	$74,479	$147,960	$114,113
Transamerica Commodity Strategy	$1,088,737	$1,090,120	$721,398	$0	$0	$0
Transamerica Core Bond(2)	$5,795,829	$3,356,331	$292,334	$0	$0	$0
Transamerica Developing Markets Debt	$2,807,617	$3,142,324	$3,215,178	$0	$0	$0
Transamerica Developing Markets Equity	$6,655,211	$5,793,977	$4,193,933	$0	$0	$0

	Advisory Fee After Expense Reimbursement October 31			Expense Reimbursements October 31
Fund Name	2011	2010	2009	2011	2010	2009
Transamerica Diversified Equity(3)	$4,573,928	$4,084,218	N/A	$1,290,649	$891,210	N/A
Transamerica Dividend Focused(11)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets	$4,723,372	$3,015,161	$1,231,045	$0	$9,631	$33,863
Transamerica Emerging Markets Debt(4)	$57,769	N/A	N/A	$35,942	N/A	N/A
Transamerica Emerging Markets Equity(5)	N/A	N/A	N/A	$N/A	N/A	N/A
Transamerica Flexible Income	$1,182,576	$1,331,484	$1,039,057	$0	$0	$0
Transamerica Global Allocation	$3,571,626	$3,422,074	$2,983,807	$0	$0	$0
Transamerica Global Macro	$1,836,534	$1,642,139	$1,477,872	$0	$0	$0
Transamerica Global Real Estate Securities	$2,003,604	$2,457,904	$1,784,281	$0	$0	$0
Transamerica Growth	$5,886,999	$5,678,527	$2,260,275	$0	$0	$0
Transamerica Growth Opportunities	$2,888,313	$2,263,419	$995,979	$0	$124,788	$272,999
Transamerica High Yield Bond	$4,211,156	$3,507,606	$2,703,457	$68,940	$49,928	$0
Transamerica International	$5,313,085	$4,854,219	$3,137,089	$0	$0	$0
Transamerica International Bond	$1,926,077	$3,078,272	$3,543,411	$0	$0	$0
Transamerica International Equity(6)	$849,492	N/A	N/A	$36	N/A	N/A
Transamerica International Equity Opportunities	$4,571,322	$3,875,089	$1,753,906	$0	$0	$0
Transamerica International Small Cap	$5,533,406	$5,579,606	$2,234,412	$0	$0	$0
Transamerica International Small Cap Value(11)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Value	$2,170,845	$2,595,726	$2,147,626	$0	$0	$0
Transamerica International Value Opportunities	$7,017,176	$6,169,226	$2,392,447	$0	$0	$0
Transamerica Large Cap Growth(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Cap Value(7)	$8,089,903	N/A	N/A	$0	N/A	N/A
Transamerica Large Company	$5,005,005	$5,401,565	$3,579,172	$0	$0	$0
Transamerica Long/Short Strategy	$1,506,113	$1,386,298	$1,304,256	$0	$0	$0
Transamerica Managed Futures Strategy(8)	$2,781,873	$210,665	N/A	$0	$0	N/A
Transamerica Mid Cap Value	$1,433,020	$1,431,160	$1,256,880	$0	$0	$0
Transamerica Money Market	$(483,450)	$(352,932)	$423,492	$1,320,127	$1,388,841	$739,760
Transamerica Multi-Managed Balanced	$2,386,089	$2,114,310	$727,713	$459,452	$500,430	$0
Transamerica Multi-Manager Alternative Strategies Portfolio	$717,096	$479,487	$366,494	$0	$0	$0
Transamerica Multi-Manager International Portfolio	$320,577	$297,356	$236,001	$5,507	$7,410	$0
Transamerica Real Return TIPS	$5,532,708	$5,710,854	$4,529,651	$0	$0	$0
Transamerica Select Equity(4)	$768,282	N/A	N/A	$0	N/A	N/A
Transamerica Short-Term Bond	$13,384,629	$10,273,389	$4,074,253	$0	$854,946	$490,618
Transamerica Small Cap Growth(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Value(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Company Growth	$1,914,614	$1,499,386	$758,188	$0	$0	$0
Transamerica Small/Mid Cap Value	$5,205,404	$3,761,596	$2,442,042	$0	$0	$0
Transamerica Tactical Income(10)	$0	N/A	N/A	$0	N/A	N/A
Transamerica Total Return	$4,046,086	$3,891,239	$3,549,508	$0	$0	$0
Transamerica Value	$3,121,610	$3,373,850	$2,938,980	$0	$0	$0

(1)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(2)	Transamerica Core Bond commenced operations on July 1, 2009.
(3)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(4)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(5)

Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value commenced operations on April 30, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(6)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Large Cap Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(8)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(9)

Transamerica Small Cap Growth commenced operations on August 31, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(10)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(11)

Transamerica Dividend Focused and Transamerica International Small Cap Value commenced operations on January 4, 2013, and as such there is no historical information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

Organization and Management of Subsidiary (Transamerica Commodity Strategy, Transamerica Global Allocation and Transamerica Managed Futures Strategy)

As discussed in “Other Investment Policies and Practices of the Funds” above, each of Transamerica Commodity Strategy, Transamerica Global Allocation and Transamerica Managed Futures Strategy may invest up to 25% of its total assets in its Subsidiary. Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, Cayman Islands. Each Subsidiary's affairs are overseen by a board consisting of one director, Alan F. Warrick. Mr. Warrick is also a trustee and his biography is listed below.

Each Subsidiary has entered into a separate investment advisory agreement with TAM, and TAM has entered into a sub-advisory agreement with the applicable sub-adviser. Each advisory and sub-advisory agreement will continue in effect for two years, and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Trustees' approval of and the terms, continuance and termination of the advisory and sub-advisory agreements are governed by the 1940 Act.

Under its investment advisory agreement, each Subsidiary will pay an advisory fee to TAM with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the advisory fee paid by its parent fund. Under each respective sub-advisory agreement, TAM will pay the sub-adviser a sub-advisory fee with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the sub-advisory fee paid by TAM with respect to the parent fund. TAM has contractually agreed to waive its advisory fee with respect to each fund in an amount equal to the advisory fee paid by the applicable Subsidiary.

CONFLICTS OF INTEREST

TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the Transamerica Funds (for purposes of this section, the “Funds”), are engaged in a variety of businesses and have interests other than that of managing the Funds. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the Funds and their shareholders.

Transamerica manages or advises other funds and products in addition to the Funds (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who perform the day-to-day management of the Other Accounts, and in other cases Transamerica itself performs the day-to-day management. Certain Other Accounts have investment objectives similar to those of the Funds and/or engage in transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, and could have an adverse impact on the Fund’s performance. Other Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which the Fund has invested.

The results of the investment activities of the Funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the Funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the Funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Funds.

Transamerica and other financial service providers have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. This differential in compensation may create a financial incentive on the part of Transamerica to recommend the Funds over other accounts or products or to effect transactions differently in the Funds as compared to other accounts or products. Transamerica has an interest in increasing Fund assets, including in circumstances when that may not be in the Funds’ or their shareholders’ interests.

Transamerica and/or the Funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the Funds and Other Accounts on which fees are being charged.

Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. TAM also acts as an investment adviser with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions may be influenced by these factors. For example,

Transamerica may benefit if the Other Accounts or the models are managed or designed in a more conservative fashion to help reduce potential losses and/or mitigate financial risks to which the Transamerica insurance companies are subject by virtue of the guarantees. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.

TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. Certain of the funds of funds are underlying investment options for Transamerica insurance products. TAM and/or the fund of funds’ sub-adviser will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. The affiliates of certain underlying unaffiliated funds also make revenue sharing payments to Transamerica. Such payments are generally made in exchange for distribution services provided to the fund of funds, but may also be compensation for services provided to investors.

TAM may have a financial incentive to propose certain changes to the Funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a Fund or Other Account having a higher advisory fee and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it recommends replacing a sub-adviser with a new sub-adviser with a lower sub-advisory fee. TAM has a fiduciary duty to act in the best interests of a Fund or Other Account and its shareholders when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a Fund or Other Account or a fund combination. Moreover, TAM's “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).

TAM and Thompson, Siegel & Walmsley LLC (as defined below) have entered into an agreement under which TAM has agreed that, under certain circumstances, it will pay to TS&W a specified amount if the TS&W sub-advisory agreement for Transamerica International Equity is terminated prior to March 1, 2014. TAM has also agreed, subject to its fiduciary duties as adviser to the fund, that it will not, prior to March 1, 2014, recommend (i) the termination of the TS&W sub-advisory agreement without cause or (ii) the addition of another sub-adviser unless the assets of the fund reach $5 billion or more. The fund is not a party to the agreement, and the agreement is not binding upon the fund or the fund’s Board. However, these arrangements present certain conflicts of interest because TAM has a financial incentive to support the continuation of the TS&W sub-advisory agreement for as long as the arrangements remain in effect.

SUB-ADVISERS

AEGON USA Investment Management, LLC (“AUIM”), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond and Transamerica Tactical Rotation pursuant to a sub-advisory agreement with TAM.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830, serves as sub-adviser to Transamerica Managed Futures Strategy pursuant to a sub-advisory agreement with TAM.

Barrow, Hanley, Mewhinney and Strauss, LLC (“BHMS”), located at JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as sub-adviser to Transamerica Dividend Focused pursuant to a sub-advisory agreement with TAM.

BlackRock Financial Management, Inc. (“BlackRock”), located at 55 East 52nd Street, New York, NY 10055, serves as co-sub-adviser to Transamerica Multi-Managed Balanced pursuant to a sub-advisory agreement with TAM.

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square Drive, Princeton, NJ 08540-6455, serves as sub-adviser to Transamerica Global Allocation and Transamerica Large Company pursuant to a sub-advisory agreement with TAM.

BNP Paribas Asset Management, Inc. (“BNP”), located at 75 State Street, 6th Floor, Boston, MA 02109, serves as sub-adviser to Transamerica Large Cap Growth pursuant to a sub-advisory agreement with TAM.

CBRE Clarion Securities LLC (“Clarion”), located at 201 King of Prussia Road, Suite 600 Radnor, PA 19087, serves as sub-adviser to Transamerica Global Real Estate Securities pursuant to a sub-advisory agreement with TAM.

ClariVest Asset Management LLC (“ClariVest”), located at 11452 El Camino Real, Suite 250, San Diego, CA 92130, serves as sub-adviser to Transamerica Emerging Markets Equity pursuant to a sub-advisory agreement with TAM.

First Quadrant, L.P. (“First Quadrant”), located at 800 E. Colorado Blvd., Suite 900, Pasadena, CA 91101, serves as sub-adviser to Transamerica Global Macro pursuant to a sub-advisory agreement with TAM.

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, NY 10282, serves as sub-adviser to Transamerica Commodity Strategy pursuant to a sub-advisory agreement with TAM.

Hansberger Global Investors, Inc. (“Hansberger”), located at 401 East Las Olas Blvd., Suite 1700, Ft. Lauderdale, FL 33301, serves as sub-adviser to Transamerica International Value pursuant to a sub-advisory agreement with TAM.

Institutional Capital LLC (“ICAP”), located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606 serves as sub-adviser to Transamerica Select Equity pursuant to a sub-advisory agreement with TAM.

Jennison Associates LLC (“Jennison”), located at 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to Transamerica Growth pursuant to a sub-advisory agreement with TAM.

J.P. Morgan Investment Management Inc. (“JPMorgan”), located at 270 Park Avenue, New York, NY 10017, serves as sub-adviser to Transamerica Core Bond, Transamerica International Bond, Transamerica Long/Short Strategy and Transamerica Mid Cap Value pursuant to a sub-advisory agreement with TAM. JPMorgan also serves as co-sub-adviser to Transamerica Multi-Managed Balanced pursuant to a sub-advisory agreement with TAM.

Levin Capital Strategies, L.P. (“LCS”), located at 595 Madison Avenue, 17th Floor, New York, NY 10022, serves as sub-adviser to Transamerica Large Cap Value pursuant to a sub-advisory agreement with TAM.

Logan Circle Partners, LP (“Logan Circle”), located at 1717 Arch Street, Suite 1500, Philadelphia, PA 19103 serves as sub-adviser to Transamerica Emerging Markets Debt pursuant to a sub-advisory agreement with TAM.

Lombardia Capital Partners, LLC (“Lombardia”), located at 55 South Lake Avenue, Suite 750, Pasadena, CA 91101, serves as sub-adviser to Transamerica Small Cap Value pursuant to a sub-advisory agreement with TAM.

Loomis, Sayles & Company, L.P. (“Loomis”), located at One Financial Center, Boston, MA 02111, serves as sub-adviser to Transamerica Bond pursuant to a sub-advisory agreement with TAM.

MFS Investment Management (“MFS”), located at 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to Transamerica International Equity Opportunities pursuant to a sub-advisory agreement with TAM. MFS is a subsidiary of SunLife of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Morgan Stanley Investment Management Inc. (“MSIM”), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to Transamerica Capital Growth, Transamerica Developing Markets Debt, Transamerica Growth Opportunities and Transamerica Small Company Growth pursuant to a sub-advisory agreement with TAM.

Neuberger Berman Management LLC (“Neuberger Berman”), located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, serves as sub-adviser to Transamerica International pursuant to a sub-advisory agreement with TAM.

OppenheimerFunds, Inc. (“Oppenheimer”), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, serves as sub-adviser to Transamerica Developing Markets Equity pursuant to a sub-advisory agreement with TAM.

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, CA 92660, serves as sub-adviser to Transamerica Real Return TIPS and Transamerica Total Return and pursuant to sub-advisory agreements with TAM.

Ranger Investment Management, L.P. (“Ranger”), located at 300 Crescent Court, Suite 1100, Dallas, TX 75201 serves as sub-adviser to Transamerica Small Cap Growth pursuant to a sub-advisory agreement with TAM.

Schroder Investment Management North America Inc. (“Schroders”), located at 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, serves as sub-adviser to Transamerica International Small Cap pursuant to a sub-advisory agreement with TAM.

Systematic Financial Management L.P. (“Systematic”), located at 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666, serves as sub-adviser to Transamerica Small/Mid Cap Value pursuant to a sub-advisory agreement with TAM.

Third Avenue Management LLC (“Third Avenue”), located at 622 Third Avenue, 31st Floor, New York, NY 10017-2023, serves as sub-adviser to Transamerica Value pursuant to a sub-advisory agreement with TAM.

Thompson, Siegel & Walmsley LLC (“TS&W”), located at 6806 Paragon Place, Suite 300, Richmond, VA 23230, serves as sub-adviser to Transamerica International Equity and Transamerica International Small Cap Value pursuant to a sub-advisory agreements with TAM.

Thornburg Investment Management, Inc. (“Thornburg”), located at 2300 North Ridgetop Road, Santa Fe, NM 87506, serves as sub-adviser to Transamerica International Value Opportunities pursuant to a sub-advisory agreement with TAM.

Water Island Capital, LLC (“WIC”), located at 41 Madison Avenue, 42nd Floor, New York, NY 10010, serves as sub-adviser to Transamerica Arbitrage Strategy pursuant to a sub-advisory agreement with TAM.

Wellington Management Company, LLP (“Wellington Management”), located at 280 Congress Street, Boston, MA 02210, serves as sub-adviser to Transamerica Diversified Equity and Transamerica Emerging Markets pursuant to a sub-advisory agreement with TAM.

The sub-advisers may also serve as sub-advisers to certain portfolios of Transamerica Series Trust (“TST”) and Transamerica Partners Portfolios (“TPP”), registered investment companies. They may be referred to herein collectively as the “sub-advisers” and individually as a “sub-adviser.”

TAM, and not the funds, pays the sub-advisers for their services. Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of a fund’s average daily net assets:

Fund Name	Sub-Adviser	Sub-Advisory Fee
Transamerica Arbitrage Strategy	WIC	0.55% of the first $50 million 0.50% in excess of $50 million
Transamerica Bond	Loomis	0.325% of the first $200 million 0.30% over $200 million up to $750 million 0.275% in excess of $750 million

Fund Name	Sub-Adviser	Sub-Advisory Fee
Transamerica Capital Growth	MSIM	0.30%[1]
Transamerica Commodity Strategy	GSAM	0.25% of the first $200 million 0.23% over $200 million up to $1 billion 0.20% in excess of $1 billion
Transamerica Core Bond	JPMorgan	0.20% of the first $750 million 0.175% over $750 million up to $1 billion 0.15% in excess of $1 billion[2]
Transamerica Developing Markets Debt	MSIM	0.45% of the first $200 million 0.35% in excess of $200 million
Transamerica Developing Markets Equity	Oppenheimer	0.70% of the first $50 million 0.65% over $50 million up to $200 million 0.60% over $200 million up to $500 million 0.55% in excess of $500 million
Transamerica Diversified Equity	Wellington Management	0.28% of the first $2 billion 0.25% over $2 billion up to $5 billion 0.225% in excess of $5 billion[3]
Transamerica Diversified Focused	BHMS	0.30% of the first $200 million 0.20% over $200 million up to $500 million 0.15% in excess of $500 million
Transamerica Emerging Markets	Wellington Management	0.70%
Transamerica Emerging Markets Debt	Logan Circle	0.22% of the first $250 million 0.19% over $250 million up to $400 million 0.18% in excess of $400 million
Transamerica Emerging Markets Equity	ClariVest	0.55% of the first $100 million 0.50% in excess of $100 million
Transamerica Flexible Income	AUIM	0.175% of the first $250 million 0.125% over $250 million up to $350 million 0.0875% in excess of $350 million, less 50% of any amount reimbursed pursuant to the fund’s expense limitation
Transamerica Global Allocation	BlackRock	0.44% of the first $100 million 0.32% in excess of $100 million
Transamerica Global Macro	First Quadrant	0.75%
Transamerica Global Real Estate Securities	Clarion

0.40% of the first $250 million

0.375% over $250 million up to $500 million

0.35% over $500 million up to $1 billion

0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation[4]

Transamerica Growth	Jennison	0.40% of the first $250 million 0.35% over $250 million up to $500 million 0.30% over $500 million up to $1 billion 0.25% over $1 billion up to $1.5 billion 0.22% in excess of $1.5 billion[5]
Transamerica Growth Opportunities	MSIM	0.40% of the first $1 billion 0.375% in excess of $1 billion[1]
Transamerica High Yield Bond	AUIM	0.28% of the first $400 million 0.25% over $400 million up to $750 million 0.20% in excess of $750 million[1]
Transamerica International	Neuberger Berman	0.50% of the first $100 million 0.45% in excess of $100 million
Transamerica International Bond	JPMorgan	0.20% of the first $100 million 0.17% over $100 million up to $250 million 0.16% over $250 million up to $500 million 0.15% over $500 million $1 billion 0.12% in excess of $1 billion
Transamerica International Equity	TS&W	0.40% of the first $250 million 0.35% over $250 million up to $500 million 0.325% over $500 up to $1 billion 0.30% in excess of $1 billion
Transamerica International Equity Opportunities	MFS	0.45% of the first $250 million 0.425% over $250 million up to $500 million 0.40% over $500 million up to $1 billion 0.375% in excess of $1 billion[1]
Transamerica International Small Cap	Schroders	0.60% of the first $300 million 0.55% in excess of $300 million

Fund Name	Sub-Adviser	Sub-Advisory Fee
Transamerica International Small Cap Value	TS&W	0.475% of the first $300 million 0.45% over $300 million up to $750 million 0.40% over $750 million
Transamerica International Value	Hansberger	0.45% of the first $200 million 0.36% over $200 million up to $500 million 0.32% in excess of $500 million
Transamerica International Value Opportunities	Thornburg	0.425% of the first $500 million 0.40% in excess of $500 million[6]
Transamerica Large Cap Growth	BNP	0.275% of the first $250 million 0.25% over $250 million up to $500 million 0.225% over $500 million up to $1 billion 0.175% in excess of $1 billion
Transamerica Large Cap Value	Levin	0.20% of the first $750 million 0.17% over $750 million up to $1 billion 0.15% in excess of $1 billion
Transamerica Large Company	BlackRock	0.35% of the first $250 million 0.325% over $250 million up to $750 million 0.30% over $750 million up to $1 billion 0.25% in excess of $1 billion[1]
Transamerica Long/Short Strategy	JPMorgan	0.90%
Transamerica Managed Futures Strategy	AQR	0.65% of the first $500 million 0.55% over $500 million up to $700 million 0.50% in excess of $700 million
Transamerica Mid Cap Value	JPMorgan	0.40%
Transamerica Money Market	AUIM	0.15%
Transamerica Multi-Managed Balanced	BlackRock	0.12% of the first $1 billion 0.05% in excess of $1 billion
	JPMorgan	0.25%[7]
Transamerica Real Return TIPS	PIMCO	0.25% of the first $1 billion 0.20% in excess of $1 billion[8]
Transamerica Select Equity	ICAP	0.30% of the first $500 million 0.25% over $500 million up to $1.5 billion 0.20% in excess of $1.5 billion
Transamerica Short-Term Bond	AUIM	0.25% of the first $250 million 0.20% over $250 million up to $500 million 0.175% over $500 up to $1 billion 0.15% in excess of $1 billion[9]
Transamerica Small Cap Growth	Ranger	0.415% of the first $300 million 0.375% in excess of $300 million[10]
Transamerica Small Cap Value	Lombardia	0.45% of the first $250 million 0.40% in excess of $250 million
Transamerica Small Company Growth	MSIM	0.45% of the first $500 million 0.40% in excess of $500 million
Transamerica Small/Mid Cap Value	Systematic	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 up to $1 billion 0.30% in excess of $1 billion[1]
Transamerica Tactical Income	AUIM	0.07% of the first $250 million 0.06% over $250 million up to $500 million 0.05% over $500 million up to $1.5 billion 0.04% over $1.5 billion up to $2.5 billion 0.03% in excess of $2.5 billion
Transamerica Total Return	PIMCO	0.25% of the first $1 billion 0.225% in excess of $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis[8]
Transamerica Value	Third Avenue	0.40%

[1]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST.

[2]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica JPMorgan Core Bond VP.
[3]	The average daily net assets for the purpose of calculating sub-advisory fees will be aggregated with similar mandates, TST and TPP managed by Wellington Management.
[4]

Effective September 1, 2012, the average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Clarion Global Real Estate Securities VP.

[5]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Growth, Transamerica Jennison Growth VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Jennison.

[6]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners International Equity Portfolio, also sub-advised by Thornburg.

[7]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST and TPP managed by JPMorgan.
[8]

For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica Total Return, Transamerica PIMCO Total Return VP, Transamerica Real Return TIPS and Transamerica PIMCO Real Return TIPS VP. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica Total Return and Transamerica PIMCO Total Return VP. Separately, the average daily net assets for the purpose of calculating the sub-advisory fees of Transamerica Real Return TIPS and Transamerica PIMCO Real Return TIPS VP will be determined based on the combined assets of those two funds.

[9]

The sub-adviser has voluntarily agreed to waive its sub-advisory fees to 0.20% of the first $250 million of average daily net assets; 0.15% of average daily net assets over $250 million up to $500 million; 0.125% of average daily net assets over $500 million up to $1 billion; 0.10% of average daily net assets in excess of $1 billion.

[10]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small Cap Growth and Transamerica Partners Small Growth Portfolio.

Sub-Advisory Fees Paid

The following table sets forth the total amounts of sub-advisory fee paid by TAM to each sub-adviser for the fiscal years ended October 31, 2011, 2010 and 2009:

(Net of Fees Reimbursed)

Fund Name	2011	2010	2009
Transamerica Arbitrage Strategy(1)	$200,164	N/A	N/A
Transamerica Bond	$1,730,239	$1,903,593	$2,044,418
Transamerica Capital Growth	$617,359	$528,758	$270,554
Transamerica Commodity Strategy	$448,215	$536,026	$360,699
Transamerica Core Bond(2)	$2,516,991	$1,472,364	$129,926
Transamerica Developing Markets Debt	$1,310,337	$1,433,756	$1,470,955
Transamerica Developing Markets Equity	$3,683,977	$3,189,768	$2,344,139
Transamerica Diversified Equity(3)	$2,325,433	$1,756,689	N/A
Transamerica Dividend Focused(1[1] )	N/A	N/A	N/A
Transamerica Emerging Markets	$2,925,792	$1,829,578	$769,944
Transamerica Emerging Markets Debt(4)	$34,361	N/A	N/A
Transamerica Emerging Markets Equity(5)	N/A	N/A	N/A
Transamerica Flexible Income	$437,256	$507,677	$429,955
Transamerica Global Allocation	$1,681,263	$1,595,937	$1,410,581
Transamerica Global Macro	$1,026,700	$874,517	$897,091
Transamerica Global Real Estate Securities	$1,005,583	$1,214,646	$891,086
Transamerica Growth	$2,094,424	$2,242,315	$1,028,055
Transamerica Growth Opportunities	$1,408,689	$1,038,308	$470,255
Transamerica High Yield Bond	$1,861,158	$1,579,798	$1,268,713
Transamerica International	$2,557,708	$2,311,013	$1,512,304
Transamerica International Bond	$646,035	$990,551	$1,136,525
Transamerica International Equity Opportunities	$2,211,979	$1,860,510	$880,015
Transamerica International Equity(6)	$340,948	N/A	N/A
Transamerica International Small Cap	$3,095,160	$3,085,999	$1,250,464
Transamerica International Small Cap Value(1[1] )	N/A	N/A	N/A
Transamerica International Value	$1,085,629	$1,264,555	$1,071,209
Transamerica International Value Opportunities	$2,923,487	$2,526,080	$980,000
Transamerica Large Cap Growth(5)	N/A	N/A	N/A
Transamerica Large Cap Value(7)	$2,847,557	N/A	N/A
Transamerica Large Company	$1,833,113	$1,966,559	$1,455,705
Transamerica Long/Short Strategy	$1,034,732	$885,777	$838,451
Transamerica Managed Futures Strategy(8)	$1,652,984	$115,334	N/A
Transamerica Mid Cap Value	$695,090	$687,001	$603,440
Transamerica Money Market	$105,212	$243,748	$436,219
Transamerica Multi-Managed Balanced	$970,527	$936,298	$318,374
Transamerica Real Return TIPS	$2,109,357	$2,159,178	$1,694,099
Transamerica Select Equity(4)	$ 297,422	N/A	N/A
Transamerica Short-Term Bond	$3,381,821	$3,525,252	$1,556,885
Transamerica Small Cap Growth(9)	N/A	N/A	N/A
Transamerica Small Cap Value(5)	N/A	N/A	N/A
Transamerica Small Company Growth	$911,384	$705,773	$359,142
Transamerica Small/Mid Cap Value	$2,441,557	$1,750,287	$1,144,546
Transamerica Tactical Income(10)	N/A	N/A	N/A
Transamerica Total Return	$1,437,124	$1,387,566	$1,341,157
Transamerica Value	$1,569,199	$1,678,531	$1,469,490

(1)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(2)	Transamerica Core Bond commenced operations on July 1, 2009.
(3)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(4)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(5)

Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value commenced operations on April 30, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(6)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Large Cap Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(8)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(9)

Transamerica Small Cap Growth commenced operations on August 31, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(10)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(11)

Transamerica Dividend Focused and Transamerica International Small Cap Value commenced operations on January 4, 2013, and as such there is no historical information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

Information about each Fund’s Portfolio Managers

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, is responsible for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio. Prior to April 17, 2012, Morningstar Associates, LLC served as the portfolio construction manager to Transamerica Multi-Manager Alternative Strategies Portfolio. It was paid $720,122, $479,487 and $366,494 for the fiscal years ended October 31, 2011, 2010 and 2009, respectively.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar Associates”) located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio and Transamerica Multi-Manager International Portfolio (the “Asset Allocation funds”). For the fiscal years ended October 31, 2011, 2010 and 2009, TAM paid Morningstar Associates the following amounts:

Fund Name	October 31
	2011	2010	2009
Transamerica Asset Allocation – Conservative Portfolio	$1,208,944	$1,093,422	$793,107
Transamerica Asset Allocation – Growth Portfolio	$1,630,166	$1,583,573	$1,363,628
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,249,217	$3,096,781	$2,630,950
Transamerica Asset Allocation – Moderate Portfolio	$2,282,910	$2,090,465	$1,656,957
Transamerica Multi-Manager International Portfolio	$327,233	$304,767	$236,001

TAM compensates Morningstar Associates 0.10% of the first $20 billion of average daily net assets; 0.09% of average daily net assets over $20 billion up to $30 billion; and 0.08% over $30 billion of the average daily net assets of each fund. The average daily net assets for the purpose of calculating fees will be determined on a combined basis with all series of TST for which Morningstar serves as the portfolio construction manager, and all series of Transamerica Funds for which Morningstar serves as the portfolio construction manager. Compensation is paid on a monthly basis.

DISTRIBUTOR

Effective March 1, 2001, Transamerica Funds entered into an Underwriting Agreement with AFSG Securities Corporation (“AFSG”), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. On May 1, 2007, Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, became principal underwriter and distributor of the shares of the funds. TCI is an affiliate of TAM and AFSG. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of TCI’s responsibilities and charges as principal underwriter of fund shares is set forth in each fund’s prospectus. Shares of the funds are continuously offered by TCI.

UNDERWRITING COMMISSION

Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2011	2010	2009	2011	2010	2009
Transamerica Arbitrage Strategy(1)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$2,542,802	$3,481,052	$2,422,552	$414,825	$585,209	$393,512
Transamerica Asset Allocation – Growth Portfolio	$2,598,676	$2,640,594	$2,688,248	$391,137	$402,250	$409,245
Transamerica Asset Allocation – Moderate Growth Portfolio	$5,579,436	$6,364,190	$5,239,354	$857,150	$994,095	$806,684
Transamerica Asset Allocation – Moderate Portfolio	$4,475,312	$5,510,277	$4,040,937	$710,684	$891,147	$641,077
Transamerica Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Capital Growth	$385,570	$33,808	$28,169	$58,142	$5,049	$4,306
Transamerica Commodity Strategy	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Core Bond(2)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Developing Markets Debt	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Developing Markets Equity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Diversified Equity(3)	$44,967	$43,724	N/A	$6,669	$6,533	N/A
Transamerica Dividend Focused(11)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets Debt(4)	$3,669	N/A	N/A	$627	N/A	N/A
Transamerica Emerging Markets Equity(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Flexible Income	$273,761	$366,563	$99,829	$49,881	$68,623	$18,970
Transamerica Global Allocation	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Global Macro	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Global Real Estate Securities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Growth Opportunities	$151,468	$65,949	$45,654	$23,230	$9,829	$6,824
Transamerica High Yield Bond	$353,237	$547,530	$354,627	$67,425	$99,849	$64,251
Transamerica International	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Equity Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Equity(6)	$2,380	N/A	N/A	$351	N/A	N/A
Transamerica International Small Cap	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Small Cap Value(11)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Cap Growth(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Cap Value(7)	$18,775	N/A	N/A	$2,623	N/A	N/A
Transamerica Large Company	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Long/Short Strategy	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Managed Futures Strategy(8)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Money Market	$0	$0	$0	$0	$0	$0
Transamerica Multi-Managed Balanced	$304,657	$76,418	$45,559	$47,435	$11,598	$6,967
Transamerica Multi-Manager Alternative Strategies Portfolio	$1,469,116	$828,445	$548,145	$229,576	$126,105	$83,079
Transamerica Multi-Manager International Portfolio	$266,578	302,091	$244,847	$41,070	$47,312	$37,420
Transamerica Real Return TIPS	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Select Equity(4)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Short-Term Bond	$1,202,322	3,358,074	$1,451,500	$245,292	$682,343	$288,843

Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2011	2010	2009	2011	2010	2009
Transamerica Small Cap Growth(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Value(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Company Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small/Mid Cap Value	$643,131	$559,505	$346,795	$96,804	$84,110	$51,813
Transamerica Tactical Income(10)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Total Return	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Value	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2011
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Arbitrage Strategy(1)	N/A	N/A	$0	N/A
Transamerica Asset Allocation-Conservative Portfolio	$414,825	$242,182	$0	$1,787,731
Transamerica Asset Allocation-Growth Portfolio	$391,137	$328,817	$0	$2,257,161
Transamerica Asset Allocation-Moderate Growth Portfolio	$857,150	$560,995	$0	$4,682,769
Transamerica Asset Allocation-Moderate Portfolio	$710,684	$382,536	$0	$3,147,305
Transamerica Bond	N/A	N/A	$0	N/A
Transamerica Capital Growth	$58,142	$15,308	$0	$105,964
Transamerica Commodity Strategy	N/A	N/A	$0	N/A
Transamerica Core Bond(2)	N/A	N/A	$0	N/A
Transamerica Developing Market Debts	N/A	N/A	$0	N/A
Transamerica Developing Markets Equity	N/A	N/A	$0	N/A
Transamerica Diversified Equity(3)	$6,669	$7,572	$0	$132,390
Transamerica Dividend Focused(11)	N/A	N/A	N/A	N/A
Transamerica Emerging Markets	N/A	N/A	$0	N/A
Transamerica Emerging Markets Debt(4)	$627	$0	$0	($6,832)
Transamerica Emerging Markets Equity(5)	N/A	N/A	N/A	N/A
Transamerica Flexible Income	$49,881	$33,952	$0	$15,310
Transamerica Global Allocation	N/A	N/A	$0	N/A
Transamerica Global Macro	N/A	N/A	$0	N/A
Transamerica Global Real Estate Securities	N/A	N/A	$0	N/A
Transamerica Growth	N/A	N/A	$0	N/A
Transamerica Growth Opportunities	$23,230	$17,519	$0	$170,318
Transamerica High Yield Bond	$67,425	$30,306	$0	$341,493
Transamerica International	N/A	N/A	$0	N/A
Transamerica International Bond	N/A	N/A	$0	N/A
Transamerica International Equity(6)	$351	$0	$0	$858
Transamerica International Equity Opportunities	N/A	N/A	$0	N/A
Transamerica International Small Cap	N/A	N/A	$0	N/A
Transamerica International Small Cap Value(11)	N/A	N/A	N/A	N/A
Transamerica International Value	N/A	N/A	$0	N/A
Transamerica International Value Opportunities	N/A	N/A	$0	N/A
Transamerica Large Cap Growth(5)	N/A	N/A	N/A	N/A
Transamerica Large Cap Value(7)	$2,623	$323	$0	($873)
Transamerica Large Company	N/A	N/A	$0	N/A
Transamerica Long/Short Strategy	N/A	N/A	$0	N/A
Transamerica Managed Futures Strategy(8)	N/A	N/A	$0	N/A
Transamerica Mid Cap Value	N/A	N/A	$0	N/A
Transamerica Money Market	$0	$78,210	$0	($44,261)
Transamerica Multi-Managed Balanced	$47,435	$17,322	$0	$174,484
Transamerica Multi-Manager Alternative Strategies Portfolio	$229,576	$38,769	$0	$883
Transamerica Multi-Manager International Portfolio	$41,070	$55,743	$0	$298,197
Transamerica Real Return TIPS	N/A	N/A	$0	N/A
Transamerica Select Equity(4)	N/A	N/A	$0	N/A
Transamerica Short-Term Bond	$245,292	$627,257	$0	$1,038,592
Transamerica Small Cap Growth(9)	N/A	N/A	$0	N/A
Transamerica Small Cap Value(5)	N/A	N/A	N/A	N/A
Transamerica Small Company Growth	N/A	N/A	$0	N/A
Transamerica Small/Mid Cap Value	$96,804	$113,417	$0	$792,453
Transamerica Tactical Income(10)	N/A	N/A	$0	N/A
Transamerica Total Return	N/A	N/A	$0	N/A
Transamerica Value	N/A	N/A	$0	N/A

(1)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(2)	Transamerica Core Bond commenced operations on July 1, 2009.
(3)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(4)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(5)

Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value commenced operations on April 30, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(6)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Large Cap Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(8)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(9)

Transamerica Small Cap Growth commenced operations on August 31, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(10)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(11)

Transamerica Dividend Focused and Transamerica International Small Cap Value commenced operations on January 4, 2013, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

ADMINISTRATIVE SERVICES

TAM is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TAM. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund’s initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica Funds has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, FL 33716, on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica Funds related to such functions. Each fund, other than the Asset Allocation funds, pay 0.025% of their daily net assets to TFS for such administrative services. The fee is 0.0175% of daily net assets for the Asset Allocation funds.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The funds paid the following administrative expenses for the fiscal years ended October 31, 2011, 2010 and 2009.

ADMINISTRATIVE FEES

Fund Name	2011	2010	2009
Transamerica Arbitrage Strategy(1)	$7,511	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$150,570	$136,678	$99,138
Transamerica Asset Allocation – Growth Portfolio	$203,052	$197,947	$170,454
Transamerica Asset Allocation – Moderate Growth Portfolio	$404,731	$387,098	$328,869
Transamerica Asset Allocation – Moderate Portfolio	$284,373	$261,308	$207,120
Transamerica Bond	$111,348	$124,241	$132,961
Transamerica Capital Growth	$36,452	$25,698	$13,165
Transamerica Commodity Strategy	$35,696	$27,860	$18,035
Transamerica Core Bond(2)	$275,778	$152,636	$12,993
Transamerica Developing Markets Debt	$60,179	$68,055	$69,769
Transamerica Developing Markets Equity	$119,657	$103,360	$73,992
Transamerica Diversified Equity(3)	$163,274	$136,016	N/A
Transamerica Dividend Focused(11)	N/A	N/A	N/A
Transamerica Emerging Markets	$83,152	$52,716	$21,998
Transamerica Emerging Markets Debt(4)	$3,124	N/A	N/A
Transamerica Emerging Markets Equity(5)	N/A	N/A	N/A
Transamerica Flexible Income	$49,853	$49,387	$28,664
Transamerica Global Allocation	$96,990	$92,835	$80,661
Transamerica Global Macro	$27,240	$23,459	$21,119
Transamerica Global Real Estate Securities	$50,247	$61,817	$44,660
Transamerica Growth	$155,700	$149,744	$57,161
Transamerica Growth Opportunities	$73,688	$60,380	$31,725
Transamerica High Yield Bond	$146,894	$121,653	$91,960
Transamerica International	$110,802	$101,141	$64,991
Transamerica International Bond	$73,388	$119,055	$137,536
Transamerica International Equity Opportunities	$103,322	$87,155	$38,438
Transamerica International Equity(6)	$65,964	N/A	N/A
Transamerica International Small Cap	$106,468	$107,392	$42,066
Transamerica International Small Cap Value(11)	N/A	N/A	N/A
Transamerica International Value	$50,257	$60,635	$49,602
Transamerica International Value Opportunities	$142,467	$124,615	$46,181
Transamerica Large Cap Growth(5)	N/A	N/A	N/A
Transamerica Large Cap Value(7)	$232,993	N/A	N/A
Transamerica Large Company	$127,549	$137,782	$90,753
Transamerica Long/Short Strategy	$22,874	$19,804	$18,632
Transamerica Managed Futures Strategy(8)	$50,579	$3,830	N/A
Transamerica Mid Cap Value	$34,575	$34,529	$30,172
Transamerica Money Market	$41,834	$51,795	$58,163
Transamerica Multi-Managed Balanced	$75,881	$69,680	$18,193
Transamerica Multi-Manager Alternative Strategies Portfolio	$44,818	$29,968	$22,906
Transamerica Multi-Manager International Portfolio	$40,761	$38,096	$29,500

Fund Name	2011	2010	2009
Transamerica Real Return TIPS	$167,833	$173,722	$135,528
Transamerica Select Equity(4)	$20,506	N/A	N/A
Transamerica Short-Term Bond	$572,650	$434,373	$150,399
Transamerica Small Cap Growth(9)	N/A	N/A	N/A
Transamerica Small Cap Value(5)	N/A	N/A	N/A
Transamerica Small Company Growth	$40,308	$31,566	$15,962
Transamerica Small/Mid Cap Value	$132,144	$94,129	$61,059
Transamerica Tactical Income(10)	$0	N/A	N/A
Transamerica Total Return	$122,572	$117,807	$107,293
Transamerica Value	$78,040	$84,346	$73,474

(1)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(2)	Transamerica Core Bond commenced operations on July 1, 2009.
(3)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(4)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(5)

Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value commenced operations on April 30, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(6)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Large Cap Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(8)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(9)

Transamerica Small Cap Growth commenced operations on August 31, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(10)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(11)

Transamerica Dividend Focused and Transamerica International Small Cap Value commenced operations on January 4, 2013, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, is custodian for Transamerica Funds. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

TFS, 570 Carillon Parkway, St. Petersburg, FL 33716, is the transfer agent, withholding agent and dividend disbursing agent for each fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. For its services as transfer agent, TFS receives fees from each fund (by share class) as follows:

Class A, B, C, R, T*
Open Account	$21.00
Closed Account	$1.50

Class I*
Open Direct Account	$21.00
Open Networked Account	$8.00
Closed Account	$1.50
Sub-Transfer Agent and Omnibus Intermediary Fees	10 bps

Class I2
Open Account	0.75 bps
Closed Account	N/A

*	Applicable out-of pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.

Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

There were no brokerage credits received for the periods ended October 31, 2011, 2010 and 2009.

TRANSFER AGENCY FEES

(Fees and Expenses Net of Brokerage Credits)

Fund Name	2011	2010	2009
Transamerica Arbitrage Strategy(1)	$2,816	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$1,191,169	$1,086,638	$900,153

Fund Name	2011	2010	2009
Transamerica Asset Allocation – Growth Portfolio	$2,574,609	$2,613,872	$2,815,516
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,900,985	$3,828,597	$3,938,628
Transamerica Asset Allocation – Moderate Portfolio	$2,261,694	$2,086,336	$1,934,515
Transamerica Bond	$41,756	$14,626	$364
Transamerica Capital Growth	$452,105	$449,322	$361,835
Transamerica Commodity Strategy	$13,386	$3,773	$364
Transamerica Core Bond(2)	$103,417	$27,390	$113
Transamerica Developing Markets Debt	$22,567	$8,146	$311
Transamerica Developing Markets Equity	$44,871	$13,189	$346
Transamerica Diversified Equity(3)	$2,011,148	$1,555,347	N/A
Transamerica Dividend Focused(11)	N/A	N/A	N/A
Transamerica Emerging Markets	$31,182	$11,191	$378
Transamerica Emerging Markets Debt(4)	$1,603	N/A	N/A
Transamerica Emerging Markets Equity(5)	N/A	N/A	N/A
Transamerica Flexible Income	$171,026	$135,614	$84,937
Transamerica Global Allocation	$36,371	$12,262	$394
Transamerica Global Macro	$10,215	$3,362	$337
Transamerica Global Real Estate Securities	$18,843	$8,136	$19,580
Transamerica Growth	$58,387	$18,600	$68,607
Transamerica Growth Opportunities	$701,027	$779,806	$606,579
Transamerica High Yield Bond	$479,699	$260,382	$104,570
Transamerica International	$41,551	$13,411	$346
Transamerica International Bond	$27,521	$11,339	$346
Transamerica International Equity Opportunities	$38,746	$11,690	$84,684
Transamerica International Equity(6)	$97,661	N/A	N/A
Transamerica International Small Cap	$39,926	$12,955	$364
Transamerica International Small Cap Value(11)	N/A	N/A	N/A
Transamerica International Value	$18,846	$7,092	$346
Transamerica International Value Opportunities	$53,425	$16,994	$378
Transamerica Large Cap Growth(5)	N/A	N/A	N/A
Transamerica Large Cap Value(7)	$92,061	N/A	N/A
Transamerica Large Company	47,831	$17,487	$348
Transamerica Long/Short Strategy	$8,578	$2,951	$337
Transamerica Managed Futures Strategy(8)	$18,967	$1,436	N/A
Transamerica Mid Cap Value	$12,966	$4,384	$352
Transamerica Money Market	$512,874	$636,550	$516,882
Transamerica Multi-Managed Balanced	$782,375	$967,551	$354,669
Transamerica Multi-Manager Alternative Strategies Portfolio	$492,113	$384,433	$320,557
Transamerica Multi-Manager International Portfolio	$529,207	$549,186	$560,701
Transamerica Real Return TIPS	$62,937	$23,962	$8,796
Transamerica Select Equity(4)	$7,690	N/A	N/A
Transamerica Short-Term Bond	$1,298,677	$803,403	$102,836
Transamerica Small Cap Growth(9)	N/A	N/A	N/A
Transamerica Small Cap Value(5)	N/A	N/A	N/A
Transamerica Small Company Growth	$15,115	$4,448	$348
Transamerica Small/Mid Cap Value	$1,188,089	$1,027,020	$856,785
Transamerica Tactical Income(10)	$0	N/A	N/A
Transamerica Total Return	$45,965	$16,993	$30,630
Transamerica Value	$29,265	$9,895	$364

(1)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(2)	Transamerica Core Bond commenced operations on July 1, 2009.
(3)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(4)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(5)

Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value commenced operations on April 30, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(6)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(7)	Transamerica Large Cap Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(8)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(9)

Transamerica Small Cap Growth commenced operations on August 31, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(10)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(11)

Transamerica Dividend Focused and Transamerica International Small Cap Value commenced operations on January 4, 2013, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund’s sub-adviser, whose policy is to seek to obtain the “best execution” of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund’s sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In selecting brokers and dealers and in negotiating commissions, a fund’s sub-adviser may consider a number of factors, including but not limited to:

•	The sub-adviser’s knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

•	The nature of the security being traded;

•	The size and type of the transaction;

•	The nature and character of the markets for the security to be purchased or sold;

•	The desired timing of the trade;

•	The activity existing and expected in the market for the particular security;

•	The quality of the execution, clearance and settlement services;

•	Financial stability;

•	The existence of actual or apparent operational problems of any broker or dealer; and

•	Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

•

Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

•

Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

•	Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

•

Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds’ sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM, TCI or the sub-adviser. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under “Custodian, Transfer Agent and Other Affiliates,” are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the funds’ Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund’s portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

Fund Name	Brokerage Commissions Paid (Including Affiliated Brokerage) October 31			Affiliated Brokerage Paid October 31
	2011	2010	2009	2011	2010	2009
Transamerica Arbitrage Strategy(1)	$199,736	N/A	N/A	$0	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Moderate Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Bond	$9,036	$364	$27	$0	$0	$0
Transamerica Capital Growth	$308,388	$180,188	$54,987	$0	$0	$0
Transamerica Commodity Strategy	$0	$30,113	$12,883	$0	$0	$0
Transamerica Core Bond(2)	$0	$0	$0	$0	$0	$0
Transamerica Developing Markets Debt	$4,704	$126	$5,244	$0	$0	$0
Transamerica Developing Markets Equity	$720,404	$787,599	$622,522	$0	$0	$0
Transamerica Diversified Equity(3)	$703,958	$950,097	N/A	$0	$0	N/A
Transamerica Dividend Focused(11)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets	$1,739,505	1,237,980	$587,910	$0	$0	$0
Transamerica Emerging Markets Debt(4)	$0	N/A	N/A	$0	N/A	N/A
Transamerica Emerging Markets Equity(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Flexible Income	$3,520	$20,720	$15,120	$0	$0	$0
Transamerica Global Allocation	$258,202	$145,602	$171,586	$0	$0	$1,206
Transamerica Global Macro	$131,631	$150,332	$216,184	$0	$0	$16,595
Transamerica Global Real Estate Securities	$330,123	$494,538	$390,470	$0	$0	$0
Transamerica Growth	$669,155	$1,020,890	$500,849	$0	$0	$0
Transamerica Growth Opportunities	$321,421	$345,157	$268,574	$1,447	$0	$0
Transamerica High Yield Bond	$4,302	$0	$0	$0	$0	$0
Transamerica International	$902,291	$806,314	$703,647	$0	$0	$0
Transamerica International Bond	$17,329	$30,840	$34,068	$0	$0	$0
Transamerica International Equity Opportunities	$489,674	$426,871	$203,752	$0	$0	$0
Transamerica International Equity(6)	$77,880	N/A	N/A	$0	N/A	N/A
Transamerica International Small Cap	$947,757	1,137,505	$450,823	$0	$0	$0
Transamerica International Small Cap Value(11)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Value	$370,831	$293,357	$244,476	$0	$0	$0
Transamerica International Value Opportunities	$535,618	$526,734	$317,672	$0	$0	$0
Transamerica Large Cap Growth(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Cap Value(7)	$1,058,851	N/A	N/A	$0	N/A	N/A
Transamerica Large Company	$668,093	$486,283	$341,718	$0	$0	$0
Transamerica Long/Short Strategy	$589,764	$404,006	$1,070,611	$0	$0	$0
Transamerica Managed Futures Strategy(8)	$131,557	$7,222	N/A	$0	$0	N/A
Transamerica Mid Cap Value	$103,489	$109,644	$137,722	$0	$0	$0
Transamerica Money Market	$0	$0	$0	$0	$0	N/A
Transamerica Multi-Managed Balanced	$347,434	$196,815	$65,343	$0	$0	$0
Transamerica Multi-Manager Alternative Strategies Portfolio	N/A	N/A	N/A	$0	N/A	N/A
Transamerica Multi-Manager International Portfolio	N/A	N/A	N/A	$0	N/A	N/A
Transamerica Real Return TIPS	$18,506	$15,334	$17,859	$0	$0	$0
Transamerica Select Equity(4)	$215,296	N/A	N/A	$0	N/A	N/A
Transamerica Short-Term Bond	$27,040	$25,587	$2,710	$0	$0	$0
Transamerica Small Cap Growth(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Value(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Company Growth	$134,269	$89,576	$119,560	$18	$0	$135

Fund Name	Brokerage Commissions Paid (Including Affiliated Brokerage) October 31			Affiliated Brokerage Paid October 31
	2011	2010	2009	2011	2010	2009
Transamerica Small/Mid Cap Value	$1,574,117	$945,696	$1,387,050	$0	$0	$0
Transamerica Tactical Income(10)	$0	N/A	N/A	$0	N/A	N/A
Transamerica Total Return	$15,952	$24,184	$87,850	$0	$0	$0
Transamerica Value	$96,112	$168,828	$264,170	$4,249	$51,149	$177,465

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2011.

Fund Name	Paid as of October 31, 2011
Transamerica Arbitrage Strategy(1)	$38,754
Transamerica Asset Allocation – Conservative Portfolio	-
Transamerica Asset Allocation – Growth Portfolio	-
Transamerica Asset Allocation – Moderate Growth Portfolio	-
Transamerica Asset Allocation – Moderate Portfolio	-
Transamerica Bond	$4,975
Transamerica Capital Growth	$128,857
Transamerica Commodity Strategy	-
Transamerica Core Bond(2)	-
Transamerica Developing Markets Debt	-
Transamerica Developing Markets Equity	$570,941
Transamerica Diversified Equity(3)	$366,731
Transamerica Dividend Focused(11)	N/A
Transamerica Emerging Markets	$2,114,396
Transamerica Emerging Markets Debt(4)	-
Transamerica Emerging Markets Equity(5)	-
Transamerica Flexible Income	$360
Transamerica Global Allocation	$172,824
Transamerica Global Macro	-
Transamerica Global Real Estate Securities	$212,947
Transamerica Growth	$462,789
Transamerica Growth Opportunities	$199,473
Transamerica High Yield Bond	-
Transamerica International	$764,439
Transamerica International Bond	-
Transamerica International Equity Opportunities	$326,693
Transamerica International Equity(6)	$26,258
Transamerica International Small Cap	$908,612
Transamerica International Small Cap Value(11)	N/A
Transamerica International Value	$164,535
Transamerica International Value Opportunities	$560,919
Transamerica Large Cap Growth(5)	-
Transamerica Large Cap Value(7)	$547,955
Transamerica Large Company	-
Transamerica Long/Short Strategy	$82,655
Transamerica Managed Futures Strategy(8)	-
Transamerica Mid Cap Value	$37,708
Transamerica Money Market	-
Transamerica Multi-Managed Balanced	$79,784
Transamerica Multi-Manager Alternative Strategies Portfolio	-
Transamerica Multi-Manager International Portfolio	-
Transamerica Real Return TIPS	-
Transamerica Select Equity(4)	$4,926
Transamerica Small Cap Growth(9)	-
Transamerica Short-Term Bond	-
Transamerica Small Cap Value(5)	-
Transamerica Small Company Growth	$46,496
Transamerica Small/Mid Cap Value	$754,666
Transamerica Tactical Income(10)	-
Transamerica Total Return	$1
Transamerica Value	$75,268

The estimates above are based upon custody data provided to CAPIS using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at $.02 and below and non-USD transactions executed at 8 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates greater than $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934.

(1)	Transamerica Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(2)	Transamerica Core Bond commenced operations on July 1, 2009.
(3)	Transamerica Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(4)

Transamerica Select Equity and Transamerica Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.

(5)

Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value commenced operations on April 30, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(6)	Transamerica International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(7)	Transamerica Large Cap Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2009 and October 31, 2010.
(8)	Transamerica Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal year ended October 31, 2009.
(9)

Transamerica Small Cap Growth commenced operations on August 31, 2012, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(10)

Transamerica Tactical Income commenced operations on October 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

(11)

Transamerica Dividend Focused and Transamerica International Small Cap Value commenced operations on January 4, 2013, and as such, there is no historical fee information for the fiscal years ended October 31, 2009, October 31, 2010 and October  31. 2011.

MANAGEMENT OF THE TRUST

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. An Interested Board Member may also be referred to herein as an “Interested Trustee.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of [    ] funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

INTERESTED BOARD MEMBER
Thomas A. Swank (1960)	Board Member, President, and Chief Executive Officer	Since 2012	President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present); President and Chief Executive Officer, Transamerica Capital Management (2009 – present);	[ ]	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

President and Chief Executive Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 - present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 - present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);

Supervisory Board Member, AEGON Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

President and Chief Operating Officer (2007 - 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Alan F. Warrick (1948)	Board Member	Since 2012

Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Consultant, AEGON USA (2010 – present);

Senior Advisor, Lovell Minnick Equity Partners (2010 – present);

Retired (2010 – present); and

Managing Director for Strategic Business Development, AEGON USA (1994 - 2010).

				[ ]	N/A

INDEPENDENT BOARD MEMBERS

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	[ ]	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

				[ ]	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009

Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Board Member, TII (2009 – 2010);

Managing Director, Hilton Capital (2010 – present);

Principal, Maxam Capital Management, LLC (2006 – 2008); and

Principal, Cobble Creek Management LP (2004 – 2006).

				[ ]	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002

General Manager, Sheraton Sand Key Resort (1975 – present);

Board Member, TST (1986 – present);

Board Member, Transamerica Funds, (1986 – 1990), (2002 – present);

Board Member, TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and

Board Member, TII (2008 – 2010).

				[ ]	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007

Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present);

Self-employed consultant (2006 – present);

Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present);

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

				[ ]	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006

Retired (2005 – present);

Board Member, Transamerica Funds, TST and TIS (2006 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Director, Aspire Resources Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present);

Director, League for Innovation in the Community Colleges (1985 – 2005);

Director, Iowa Health Systems (1994 – 2003);

Director, U.S. Bank (1985 – 2006); and

President, Kirkwood Community College (1985 – 2005).

				[ ]	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007

Retired (2004 – present);

Board Member, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, TPP (2002 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).

				[ ]	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);	[ ]	Honorary Trustee, Bryant University (1996 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;

Vice President, American Express (1987 – 1989);

Vice President, The Equitable (1986 – 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

John W. Waechter (1952)	Board Member	Since 2005

Attorney, Englander and Fischer, LLP (2008 – present);

Retired (2004 – 2008);

Board Member, TST and TIS (2004 – present);

Board Member, Transamerica Funds (2005 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

				[ ]	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

President and Chief Executive Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 - present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 - present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);

Supervisory Board Member, AEGON Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 - 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (March 2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – March 2012); and

Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary,

Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (April 2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President - Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, TAM and TFS (2009 - present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007

Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Vice President and Senior Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Assistant General Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

[Prior to 2007, AEGON had three U.S. mutual fund families, TAM, Diversified and Premier. Each of the Nominees, other than Mr. Jennings, Mr. Swank and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Nominee was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Nominees, other than Ms. Bane, Mr. Jennings, Mr. Swank and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica fund family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Swank is a new Nominee and has not previously served on the Board.

The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Board will possess the requisite skills and attributes. The Board believes that the Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of the Nominees in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Swank and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Nominee other than Mr. Swank and Mr. Warrick, his or her status as not being an “interested person” of the Funds as defined in the 1940 Act; as to Mr. Swank, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Swank, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of the Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The nominations of Ms. Bane and Mr. Jennings were recommended to the Nominating Committee of each Board by the other Independent Board Members serving on that Nominating Committee. The nomination of Mr. Warrick was recommended to the Nominating Committee of each Board by Mr. Swank, Chief Executive Officer and President of TAM and the Funds and a Nominee to the Boards. The nomination of Mr. Swank was recommended to the Nominating Committee of each Board by members of the Nominating Committee familiar with Mr. Swank through his service as Chief Executive Officer and President of TAM and the Funds. The remaining Nominees already have been elected to the Boards and are being submitted for reelection.

Each Board is responsible for overseeing the management and operations of the Funds. Board members who are not interested persons of the Funds within the meaning of the 1940 Act (the “Independent Board Members”) constitute more than 75% of each Board.

Each Board has two standing committees: the Audit Committee and Nominating Committee. In addition, each Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with management to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the Funds’ board committees, the Independent Board Members consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively.

As a result of the recent resignation of the Chairman of each Board, the Boards currently do not have a Chair, although they expect to appoint a new Chair at a later date. As noted above, each Board has a Lead Independent Board Member.

Through its oversight of the management and operations of the Funds, each Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds (such as reports about the performance of the Funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the Funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the Funds and the Funds’ service providers to receive information about compliance, and risk assessment and management matters.

Such oversight is exercised primarily through the Boards and their Audit Committees but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. Each Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

Each Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Boards, the Funds, TAM, its affiliates, the sub-advisers or other service providers.

In addition, it is important to note that each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.]

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2012, the Audit Committee met [            ] times and the Nominating Committee met [            ] times.

Trustee Ownership of Equity Securities

The tables below give the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each current Trustee as of December 31, 2011. Mr. Swank became an Interested Trustee on November 16, 2012, consequently he did not have any holdings as of December 31, 2011.

Transamerica Arbitrage Strategy
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation – Conservative Portfolio
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation – Growth Portfolio
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$10,001- $50,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	Over $100,000

Transamerica Asset Allocation – Moderate Growth Portfolio
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	$50,001- $100,000
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	Over $100,000

Transamerica Asset Allocation – Moderate Portfolio
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	$1-$10,000
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Bond
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Capital Growth
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001-$100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Commodity Strategy
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Core Bond
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Developing Markets Debt
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Developing Markets Equity
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Diversified Equity
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Dividend Focused
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Emerging Markets
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Emerging Markets Debt
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Emerging Markets Equity
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Flexible Income
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$1 - $10,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Global Allocation
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Global Macro
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None

Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Global Real Estate Securities
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Growth
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Growth Opportunities
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	$10,001-$50,000
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001-$100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica High Yield Bond
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$1 - $10,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Bond
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Equity
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Equity Opportunities
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Small Cap
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Small Cap Value
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None
Transamerica International Value
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica International Value Opportunities
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Large Cap Growth
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None

Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Large Cap Value
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Large Company
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Long/Short Strategy
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Managed Futures Strategy
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Mid Cap Value
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Money Market
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	$1 - $10,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi-Managed Balanced
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Russell A. Kimball, Jr.	$50,001-$100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi-Manager Alternative Strategies Portfolio
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Multi-Manager International Portfolio
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	$10,001-$50,000
John W. Waechter	$50,001-$100,000

Transamerica Real Return TIPS
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Select Equity
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Short-Term Bond
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Small Cap Growth
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Small Cap Value
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Small Company Growth
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Small/Mid Cap Value
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Tactical Income
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Total Return
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Value
Name	Dollar Range of Equity Securities
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	None

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Name	Aggregate Dollar Range of Equity Securities in Transamerica Asset Management Group
Interested Trustee
Thomas A. Swank	None
Alan F. Warrick	Over $100,000

Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	Over $100,000
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	$50,001-$100,000
Joyce G. Norden	None
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000

As of December 31, 2011, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds.

As indicated above, Eugene M. Mannella, an Independent Trustee, is the chief executive officer of HedgeServ Corporation, a provider of hedge fund administration and accounting services. Mr. Mannella also has an economic interest in HedgeServ Corporation, and serves on the board of HedgeServ Limited, an affiliate of HedgeServ Corporation. HedgeServ Limited provides hedge fund administration and accounting services to funds managed by First Quadrant, the sub-adviser to Transamerica Global Macro. Mr. Mannella is not personally involved in the services provided to First Quadrant. Given his roles with and/or interest in HedgeServ Corporation and HedgeServ Limited, however, Mr. Mannella may be considered to benefit indirectly from HedgeServ Limited’s relationship with First Quadrant. During the calendar years 2010 and 2011, the revenues from services provided to First Quadrant represented less than 2.0% of HedgeServ Limited’s revenues per year.

As of January 1, 2012, Independent Trustee compensation is determined as follows: Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as $8,800 for each regularly scheduled meeting attended and each special meetings requiring an in-person quorum attended (whether attended in-person or telephonically). The Independent Trustees receive $4,400 for each telephonic meeting attended. The Trust pays a pro rata share of these fees allocable to each series of Transamerica Funds based on the relative assets of the series. The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $20,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to any Interested Trustees and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

The following tables provide compensation amounts paid to Independent Trustees of the funds for the fiscal year ended October 31,. Interested Trustees are not compensated by the funds. Mr. Swank became an Interested Trustee on November 16, 2012.

COMPENSATION TABLE

Transamerica Arbitrage Strategy(1)
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Asset Allocation – Conservative Portfolio
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Asset Allocation – Growth Portfolio
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Asset Allocation – Moderate Growth Portfolio
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Asset Allocation – Moderate Portfolio
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Bond
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Capital Growth
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Commodity Strategy
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Core Bond
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Developing Markets Debt
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Developing Markets Equity
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Diversified Equity
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$3

Transamerica Dividend Focused(1)
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Emerging Markets
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Emerging Markets Debt
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$-
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Emerging Markets Equity
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Flexible Income
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Global Allocation
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Global Macro
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Global Real Estate Securities
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Growth
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Growth Opportunities
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica High Yield Bond
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica International
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica International Bond
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica International Equity
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$
.
Transamerica International Equity Opportunities
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica International Small Cap
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica International Small Cap Value(1)
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica International Value
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica International Value Opportunities
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Large Cap Growth
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Large Cap Value
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Large Company
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Long/Short Strategy
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Managed Futures Strategy
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Mid Cap Value
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Money Market
Name	Aggregate Compensation
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Multi-Managed Balanced
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Multi-Manager Alternative Strategies Portfolio
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Multi-Manager International Portfolio
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Real Return TIPS
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Select Equity
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Short-Term Bond
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Small Cap Growth
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Small Cap Value
Name	Aggregate Compensation
Independent trustees
Sandra N. Bane	-
Leo J. Hill	-
David W. Jennings	-
Russell A. Kimball, Jr.	-
Eugene M. Mannella	-
Norman R. Nielsen	-
Joyce G. Norden	-
Patricia L. Sawyer	-
John W. Waechter	-

Transamerica Small Company Growth
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Small/Mid Cap Value
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Tactical Income
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Total Return
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Transamerica Value
Name	Aggregate Compensation
Independent Trustees
Sandra N. Bane	$
Leo J. Hill	$
David W. Jennings	$
Russell A. Kimball, Jr.	$
Eugene M. Mannella	$
Norman R. Nielsen	$
Joyce G. Norden	$
Patricia L. Sawyer	$
John W. Waechter	$

Name	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group(2)

Independent Trustees
Sandra N. Bane	-	$
Leo J. Hill	-	$
David W. Jennings	-	$
Russell A. Kimball, Jr.	-	$
Eugene M. Mannella	-	$
Norman R. Nielsen	-	$
Joyce G. Norden	-	$
Patricia L. Sawyer	-	$
John W. Waechter	-	$

(1)	Transamerica Dividend Focused and Transamerica International Small Cap Value commenced operations on January 4, 2013.
(2)

Of this aggregate compensation, the total amounts deferred from the funds of Transamerica Funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2012 were as follows: Sandra N. Bane, $; Leo J. Hill, $; David W. Jennings, $; Russell A. Kimball, Jr., $; Eugene M. Mannella, $; Norman R. Nielsen, $; Joyce G. Norden, $; Patricia L. Sawyer, $; and John W. Waechter, $.

As of December [5], 2012, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the series of the Trust.

SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of the Trust has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board of Trustees

Transamerica Funds

c/o Secretary

570 Carillon Parkway

St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the underlying series of the Trust to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either: (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

DEALER REALLOWANCES

CLASS A, CLASS B, CLASS C, AND CLASS T SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 OR CLASS R SHARES).

Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

Class A Share Dealer Reallowances

(all funds except Transamerica Emerging Markets Debt, Transamerica Flexible Income, Transamerica High Yield Bond,

Transamerica Money Market, Transamerica Short-Term Bond and Transamerica Tactical Income)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00%*
$5 Million to under $50 Million	Plus 0.50%*
$50 Million and above	Plus 0.25%*

Class A Share Dealer Reallowances

(Transamerica Emerging Markets Debt, Transamerica Flexible Income,

Transamerica High Yield Bond and Transamerica Tactical Income)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.00%
$50 Thousand to under $100 Thousand	3.25%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	1.75%
$500 Thousand to under $1 Million	1.00%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50%*
$5 Million and above	Plus 0.25%*

Class A Share Dealer Reallowances

(Transamerica Short-Term Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $250 Thousand	2.00%
$250 Thousand to under $5 Million	0.50%
$5 Million and Above	Plus 0.25%*

*

No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners, who have entered into arrangements with Transamerica Funds or TCI, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Code.

Class B Share Dealer Reallowances

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	4.00%*

Class C Share Dealer Reallowances

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	1.00%**(a)

Class T Share Dealer Reallowances

(Transamerica Diversified Equity)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $10,000	7.00%
$10,000 to under $25,000	6.25%
$25,000 to under $50,000	5.50%
$50,000 to under $75,000	5.00%
$75,000 to under $100,000	4.25%
$100,000 to under $250,000	3.75%
$250,000 to under $500,000	2.50%
$500,000 to under $1,000,000	1.00%
$1,000,000 and over	1.00%

* From time to time, TCI may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, TCI will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.

(a) All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

Effective July 15, 2010, Class B shares are no longer available to new investors.

DISTRIBUTION PLANS

CLASS A, CLASS B, CLASS C, AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 AND CLASS T SHARES).

As stated in the prospectus, each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a “Plan” and collectively, the “Plans”), applicable to Class A, Class B, Class C and Class R shares of the fund, as applicable. This Plan is structured as a Compensation Plan. Class I shares, Class I2 shares and Class T shares are not subject to distribution and service fees.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund’s net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans, for Class A shares, a fund may pay TCI annual distribution and service fees of up to 0.30% of the average daily net assets of a fund’s Class A shares. For Class B shares, a fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of a fund’s Class B shares. For Class C shares, a fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of a fund’s Class C shares. For Class R shares, a fund may pay TCI annual distribution and service fees of up to 0.50% of the average daily net assets of a fund’s Class R shares. Financial Intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers.

TCI may use the fees payable under the Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C or Class R shares, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

•	Compensation to employees of TCI;

•	Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

•

In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

•	The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

•	The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plan, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class A, Class B, Class C or Class R shares of the funds and the purpose for which such expenditures were made. For so long as the Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. The Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

DISTRIBUTION FEES

CLASS A, CLASS B, CLASS C AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 AND CLASS T SHARES, WHICH DO NOT INCUR DISTRIBUTION FEES).

Total distribution expenses incurred by TCI for the costs of promotion and distribution with respect to Class A, B* and C shares for the funds for the fiscal year ended October 31, 2012 were as follows:

Transamerica Asset Allocation – Conservative Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$	$	$	$
Compensation to sales personnel	$	$	$	$
Printing and postage	$	$	$	$
Promotional expenses	$	$	$	$
Travel	$	$	$	$
Office and other expenses	$	$	$	$

TOTALS	$	$	$	$

Transamerica Asset Allocation – Growth Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$	$	$	$
Compensation to sales personnel	$	$	$	$
Printing and postage	$	$	$	$
Promotional expenses	$	$	$	$
Travel	$	$	$	$
Office and other expenses	$	$	$	$

TOTALS	$	$	$	$

Transamerica Asset Allocation – Moderate Growth Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$	$	$	$
Compensation to sales personnel	$	$	$	$
Printing and postage	$	$	$	$
Promotional expenses	$	$	$	$
Travel	$	$	$	$
Office and other expenses	$	$	$	$

TOTALS	$	$	$	$

Transamerica Asset Allocation – Moderate Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$	$	$	$
Compensation to sales personnel	$	$	$	$
Printing and postage	$	$	$	$
Promotional expenses	$	$	$	$
Travel	$	$	$	$
Office and other expenses	$	$	$	$

TOTALS	$	$	$	$

Transamerica Capital Growth
	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS	$	$	$

Diversified Equity

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS
Dividend Focused(1)
	Class A	Class C	Class I

Promotion and Distribution Expenses
Compensation to dealers	N/A	N/A	N/A
Compensation to sales personnel	N/A	N/A	N/A
Printing and postage	N/A	N/A	N/A
Promotional expenses	N/A	N/A	N/A
Travel	N/A	N/A	N/A
Office and other expenses	N/A	N/A	N/A

TOTALS	N/A	N/A	N/A

Transamerica Emerging Markets Debt

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$

Transamerica Emerging Markets Equity

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$

Transamerica Flexible Income

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS	$	$	$

Transamerica Growth Opportunities

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS	$	$	$

Transamerica High Yield Bond

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS	$	$	$

Transamerica International Equity

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$
Transamerica Large Cap Growth
	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$
Transamerica Large Cap Value
	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$

Transamerica Money Market

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS	$	$	$
Transamerica Multi-Managed Balanced
	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS	$	$	$

Transamerica Multi-Manager Alternative Strategies Portfolio

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$

Transamerica Multi-Manager International Portfolio

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS	$	$	$

Transamerica Small Cap Growth

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$

Transamerica Short-Term Bond
	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$

Transamerica Small Cap Value

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$

Transamerica Small/Mid Cap Value

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$	$
Compensation to sales personnel	$	$	$
Printing and postage	$	$	$
Promotional expenses	$	$	$
Travel	$	$	$
Office and other expenses	$	$	$

TOTALS	$	$	$

Transamerica Tactical Income

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$	$
Compensation to sales personnel	$	$
Printing and postage	$	$
Promotional expenses	$	$
Travel	$	$
Office and other expenses	$	$

TOTALS	$	$

* Effective July 15, 2010, Class B shares are no longer available to new investors.

(1)	Transamerica Dividend Focused commenced operations on January 4, 2013.

NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Investors may purchase shares of the funds at the “offering price” of the shares, which is the NAV plus any applicable initial sales charge.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Transamerica Asset Allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation funds are received and accepted. For purchases of shares of the Transamerica Asset Allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation funds. For investments in separate accounts of insurance companies that invest in Class I shares of the funds, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV is Determined

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

DIVIDENDS AND OTHER DISTRIBUTIONS

CLASS A, CLASS B, CLASS C, CLASS I, CLASS I2, CLASS R AND CLASS T SHARES.

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation – Conservative Portfolio will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B,

Class C and Class R shares of a fund are anticipated to be lower than the per share income dividends on Class A, Class I, Class I2 and Class T shares of that fund as a result of higher distribution and service fees applicable to Class B, Class C, and Class R shares.

SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.

PURCHASE OF SHARES

CLASS A, CLASS B, CLASS C, CLASS I, CLASS I2, CLASS R AND CLASS T SHARES.

As stated in the prospectuses, the funds currently offer investors a choice of eight classes of shares: Class A, Class B, Class C, Class I, Class I2, Class R and Class T shares. Not all Transamerica Funds offer all classes of shares. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, previously existing Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated Class I2 shares.

Class A, Class B* or Class C shares of a fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of each fund are sold at the NAV as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

*

Shareholders who have purchased Class B shares of a fund before 4:00 p.m. on July 14, 2010 (the “Close Time”) may continue to hold those shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth in the prospectus.

Effective as of the Close Time, Class B shares of each fund will no longer be offered for purchase – including to Existing Class B shareholders – except in the following circumstances:

•

Existing Class B shareholders that have established 403(b) or SIMPLE IRA accounts directly with the Trust before the Close Time may make additional purchases of Class B shares of the funds in those accounts after the Close Time.

•

Existing Class B shareholders that have established automatic investment and/or payroll deduction accounts directly with the Trust before the Close Time may continue to make additional purchases of Class B shares of the funds pursuant to those programs after the Close Time.

•	Existing Class B shareholders may also continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus.

•	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

Except in the circumstances set forth above, any purchase order for a fund’s Class B shares received after the Close Time will not be processed in Class B shares. All other features of Class B shares described in the prospectus and this SAI – including contingent deferred sales charges, Rule 12b-1 distribution and service fees, and conversion and redemption features – will remain unchanged and will continue in effect after the Close Time.

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, financial intermediaries that submit trades on behalf of underlying investors Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.

Class I2 shares are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.

Class R shares are intended for purchase by participants in certain retirement plans as described in the prospectus.

Transamerica Diversified Equity includes Class T shares, which are not available for new investors.

Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamericafunds.com.

CLASS R SHARES.

As stated in the prospectus, Class R shares are currently offered for investment only by the following funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds.

Class R shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

RETIREMENT PLANS

CLASS A, CLASS B, CLASS C, CLASS I AND CLASS T ONLY (NOT APPLICABLE TO CLASS I2 AND CLASS R SHARES).

Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.

REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class B shares and Class C shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I and Class I2 shares are not subject to the contingent deferred sales charge.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class B and Class C (and Class A and T, when applicable) in the circumstances described below.

(a) Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund’s Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in a fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established).

(c) Certain Retirement Plan Withdrawals

CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)

(d) Investors Who Previously Held Class C2 Shares

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

(e) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated

Currently, investors who purchase Class C shares of a fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds.

Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.

SHARE CONVERSION

If you hold Class A, C, I2 or T shares and are eligible for purchase of Class I shares (as described in the prospectus), you may be eligible to convert your Class A, C, I2 or T shares to Class I shares of the same fund, subject to the discretion of TFS to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

TAXES

Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a fund is generally permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. A fund is permitted to carry forward a net capital loss from any taxable year that began after December 22, 2010 (“Effective Date”), to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Subsequent to Effective Date, capital losses carry forward indefinitely. Capital loss carryforwards generated in taxable years beginning after the Effective Date must be fully used before capital loss carryforwards generated in taxable years prior to the Effective Date. Therefore, it is possible that capital loss carryforwards may expire unused. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) either as ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, or as capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC or fails to meet the Distribution Requirement, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2012. The following are guidelines for how certain distributions by the funds to noncorporate taxpayers are generally treated for U.S. federal income tax purposes in taxable years beginning on or before December 31, 2012:

•        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).

•        Distributions reported by a fund as “qualified dividend income,” as described below, may also be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).

•        Other distributions, including distributions of earnings from, in general, dividends paid to the fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by a fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution that is not declared daily may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains will generally be taken into account in computing a shareholder’s net investment income.

If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

An Asset Allocation fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. An Asset Allocation fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Asset Allocation fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Asset Allocation fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to an Asset Allocation fund and therefore may not be offset by any short-term capital losses incurred by that Asset Allocation fund. Thus, an Asset Allocation fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, discussed above. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation funds could adversely affect the amount, timing and character of distributions to their shareholders.

The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The funds generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Passive Foreign Investment Companies – Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Under current law, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.

The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.

Original Issue Discount — If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.

Constructive Sales — The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Currency Transactions — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.

Backup Withholding – Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Cost Basis – Each fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The fund’s default method for calculating basis will be the average cost method. A shareholder may elect, on an account by account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday between 8:00 a.m. and 7:00 p.m. (Eastern Time). Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation

Taxation of Non-U.S. Shareholders. Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. For fund taxable years that began before January 1, 2012, dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the United States” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after December 31, 2013 and redemptions payable to such entities after December 31, 2014.

The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of December [5], 2012, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares. To the knowledge of management, as of that date, no shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a fund, except as follows:

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

Name & Address	Fund Name	Class	Pct

MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica Funds, a Delaware statutory trust that currently is governed by an Amended and Restated Declaration of Trust (“Declaration of Trust”) dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds. Prior to 2004, that Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund. On January 8, 2008, the Board of Trustees of the Trust, unanimously approved the name change of Transamerica IDEX Mutual Funds to Transamerica Funds, effective March 1, 2008.

The following table shows a history of changes in each fund’s name, if applicable, since March 1, 2007.

Fund Name	Fund Name History

Transamerica Arbitrage Strategy	Transamerica Water Island Arbitrage Strategy was renamed Transamerica Arbitrage Strategy on March 1, 2012.
Transamerica Asset Allocation – Conservative Portfolio	TA IDEX Asset Allocation – Conservative Portfolio was renamed Transamerica Asset Allocation – Conservative Portfolio on March 1, 2008.
Transamerica Asset Allocation – Growth Portfolio	TA IDEX Asset Allocation – Growth Portfolio was renamed Transamerica Asset Allocation – Growth Portfolio on March 1, 2008.
Transamerica Asset Allocation – Moderate Growth Portfolio	TA IDEX Asset Allocation – Moderate Growth Portfolio was renamed Transamerica Asset Allocation – Moderate Growth Portfolio on March 1, 2008.
Transamerica Asset Allocation – Moderate Portfolio	TA IDEX Asset Allocation – Moderate Portfolio was renamed Transamerica Asset Allocation – Moderate Portfolio on March 1, 2008.
Transamerica Bond	Transamerica Loomis Sayles Bond was renamed Transamerica Bond on March 1, 2012; TA IDEX Loomis Sayles Bond was renamed Transamerica Loomis Sayles Bond on March 1, 2008.
Transamerica Capital Growth	Transamerica Morgan Stanley Capital Growth was renamed Transamerica Capital Growth on March 1, 2012; Transamerica Focus was renamed Transamerica Morgan Stanley Capital Growth on March 22, 2011; Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 06, 2009; TA IDEX Legg Mason Partners All Cap was renamed Transamerica Legg Mason Partners All Cap on March 1, 2008.

Transamerica Commodity Strategy	Transamerica Goldman Sachs Commodity Strategy was renamed Transamerica Commodity Strategy on March 1, 2012; Transamerica BlackRock Natural Resources was renamed Goldman Sachs Commodity Strategy on September 30, 2010; TA IDEX BlackRock Natural Resources was renamed Transamerica BlackRock Natural Resources on March 1, 2008.
Transamerica Core Bond	Transamerica JPMorgan Core Bond was renamed Transamerica Core Bond on March 1, 2012.
Transamerica Developing Markets Debt	Transamerica Morgan Stanley Emerging Markets Debt was renamed Transamerica Developing Markets Debt on March 1, 2012; Transamerica Van Kampen Emerging Markets Debt was renamed Transamerica Morgan Stanley Emerging Markets Debt on June 1, 2010; TA IDEX Van Kampen Emerging Markets Debt was renamed Transamerica Van Kampen Emerging Markets Debt on March 1, 2008.
Transamerica Developing Markets Equity	Transamerica Oppenheimer Developing Markets was renamed Transamerica Developing Markets Equity on March 1, 2012; TA IDEX Oppenheimer Developing Markets was renamed Transamerica Oppenheimer Developing Markets on March 1, 2008.
Transamerica Diversified Equity	Transamerica WMC Diversified Equity was renamed Transamerica Diversified Equity on March 1, 2012; Transamerica Diversified Equity was renamed Transamerica WMC Diversified Equity on March 22, 2011.
Transamerica Dividend Focused	N/A
Transamerica Emerging Markets	Transamerica WMC Emerging Markets was renamed Transamerica Emerging Markets on March 1, 2012.
Transamerica Emerging Markets Debt	Transamerica Logan Circle Emerging Markets Debt was renamed Transamerica Emerging Markets Debt on March 1, 2012.
Transamerica Emerging Markets Equity	N/A
Transamerica Flexible Income	Transamerica AEGON Flexible Income was renamed Transamerica Flexible Income on March 1, 2012; Transamerica Flexible Income was renamed Transamerica AEGON Flexible Income on March 22, 2011; TA IDEX Flexible Income was renamed Transamerica Flexible Income on March 1, 2008.
Transamerica Global Allocation	Transamerica BlackRock Global Allocation was renamed Transamerica Global Allocation on March 1, 2012; TA IDEX BlackRock Global Allocation was renamed Transamerica BlackRock Global Allocation on March 1, 2008.
Transamerica Global Macro	Transamerica First Quadrant Global Macro was renamed Transamerica Global Macro on March 1, 2012; Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 01, 2009; TA IDEX UBS Dynamic Alpha was renamed Transamerica UBS Dynamic Alpha on March 1, 2008.
Transamerica Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities was renamed Transamerica Global Real Estate Securities on March 1, 2012; TA IDEX Clarion Global Real Estate Securities was renamed Transamerica Clarion Global Real Estate Securities on March 1, 2008.
Transamerica Growth	Transamerica Jennison Growth was renamed Transamerica Growth on March 1, 2012; TA IDEX Jennison Growth was renamed Transamerica Growth on March 1, 2008.
Transamerica Growth Opportunities	Transamerica Morgan Stanley Growth Opportunities was renamed Transamerica Growth Opportunities on March 1, 2012; Transamerica Growth Opportunities was renamed Transamerica Morgan Stanley Growth Opportunities on March 22, 2011; TA IDEX Transamerica Growth Opportunities was renamed Transamerica Growth Opportunities on March 1, 2008.
Transamerica High Yield Bond	Transamerica AEGON High Yield Bond was renamed Transamerica High Yield Bond on March 1, 2012; Transamerica High-Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009; TA IDEX High Yield Bond was renamed Transamerica High Yield Bond on March 1, 2008.
Transamerica International	Transamerica Neuberger Berman International was renamed Transamerica International on March 1, 2012; TA IDEX Neuberger Berman International was renamed Transamerica Neuberger Berman International on March 1, 2008.

Transamerica International Bond	Transamerica JPMorgan International Bond was renamed Transamerica International Bond on March 1, 2012; TA IDEX JPMorgan International Bond was renamed Transamerica JPMorgan International Bond on March 1, 2008.
Transamerica International Equity	Transamerica TS&W International Equity was renamed Transamerica International Equity on March 1, 2012.
Transamerica International Equity Opportunities	Transamerica MFS International Equity was renamed Transamerica International Equity Opportunities on March 1, 2012; TA IDEX MFS International Equity was renamed Transamerica MFS International Equity on March 1, 2008.
Transamerica International Small Cap	Transamerica Schroders International Small Cap was renamed Transamerica International Small Cap on March 1, 2012; TA IDEX Schroders International Small Cap was renamed Transamerica Schroders International Small Cap on March 1, 2008.
Transamerica International Small Cap Value	N/A
Transamerica International Value	Transamerica Hansberger International Value was renamed Transamerica International Value on March 1, 2012; Transamerica AllianceBernstein International Value was renamed Transamerica Hansberger International Value on December 15, 2010; TA IDEX AllianceBernstein International Value was renamed Transamerica AllianceBernstein International Value on March 1, 2008.
Transamerica International Value Opportunities	Transamerica Thornburg International Value was renamed Transamerica International Value Opportunities on March 1, 2012.
Transamerica Large Cap Growth	N/A
Transamerica Large Cap Value	Transamerica Quality Value was renamed Transamerica Large Cap Value on July 31, 2012; Transamerica WMC Quality Value was renamed Transamerica Quality Value on March 1, 2012.
Transamerica Large Company	Transamerica Large Cap Value was renamed Transamerica Large Company on July 31, 2012; Transamerica BlackRock Large Cap Value was renamed Transamerica Large Cap Value on March 1, 2012; TA IDEX BlackRock Large Cap Value was renamed Transamerica BlackRock Large Cap Value on March 1, 2008.
Transamerica Long/Short Strategy	Transamerica JPMorgan Long/Short Strategy was renamed Transamerica Long/Short Strategy on March 1, 2012; Transamerica BNY Mellon Market Neutral Strategy was renamed Transamerica JPMorgan Long/Short Strategy on January 6, 2011; TA IDEX BNY Mellon Market Neutral Strategy was renamed Transamerica BNY Mellon Market Neutral Strategy on March 1, 2008.
Transamerica Managed Futures Strategy	Transamerica AQR Managed Futures Strategy was renamed Transamerica Managed Futures Strategy on March 1, 2012.
Transamerica Mid Cap Value	Transamerica JPMorgan Mid Cap Value was renamed Transamerica Mid Cap Value on March 1, 2012; TA IDEX JPMorgan Mid Cap Value was renamed Transamerica JPMorgan Mid Cap Value on March 1, 2008.
Transamerica Money Market	Transamerica AEGON Money Market was renamed Transamerica Money Market on March 1, 2012; Transamerica Money Market was renamed Transamerica AEGON Money Market on March 22, 2011; TA IDEX Money Market was renamed Transamerica Money Market on March 1, 2008.
Transamerica Multi-Managed Balanced	Transamerica Balanced was renamed Transamerica Multi-Managed Balanced on March 22, 2011; TA IDEX Balanced was renamed Transamerica Balanced on March 1, 2008.
Transamerica Multi-Manager Alternative Strategies Portfolio	TA IDEX Multi-Manager Alternative Strategies Portfolio was renamed Transamerica Multi-Manager Alternative Strategies Portfolio on March 1, 2008.
Transamerica Multi-Manager International Portfolio	TA IDEX Multi-Manager International Portfolio was renamed Transamerica Multi-Manager International Portfolio on March 1, 2008.
Transamerica Real Return TIPS	Transamerica PIMCO Real Return TIPS was renamed Transamerica Real Return TIPS on March 1, 2012; TA IDEX PIMCO Real Return TIPS was renamed Transamerica PIMCO Real Return TIPS on March 1, 2008.
Transamerica Select Equity	Transamerica ICAP Select Equity was renamed Transamerica

Select Equity on March 1, 2012.

Transamerica Short-Term Bond	Transamerica AEGON Short-Term Bond was renamed Transamerica Short-Term Bond on March 1, 2012; Transamerica Short-Term Bond was renamed Transamerica AEGON Short-Term Bond on March 22, 2011 ; TA IDEX Short-Term Bond was renamed Transamerica Short-Term Bond on March 1, 2008.
Transamerica Small Cap Growth	N/A
Transamerica Small Cap Value	N/A
Transamerica Small Company Growth	Transamerica Morgan Stanley Small Company Growth was renamed Transamerica Small Company Growth on March 1, 2012; Transamerica Van Kampen Small Company Growth was renamed Transamerica Morgan Stanley Small Company Growth on June 1, 2010; TA IDEX Van Kampen Small Company Growth was renamed Transamerica Small Company Growth on March 1, 2008.
Transamerica Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value was renamed Transamerica Small/Mid Cap Value on March 1, 2012; Transamerica Small/Mid Cap Value was renamed Transamerica Systematic Small/Mid Cap Value on March 22, 2011; TA IDEX Small/Mid Cap Value was renamed Transamerica Small/Mid Cap Value on March 1, 2008.
Transamerica Tactical Income	N/A
Transamerica Total Return	Transamerica PIMCO Total Return was renamed Transamerica Total Return on March 1, 2012; TA IDEX PIMCO Total Return was renamed Transamerica PIMCO Total Return on March 1, 2008.
Transamerica Value	Transamerica Third Avenue Value was renamed Transamerica Value on March 1, 2012; TA IDEX Third Avenue Value was renamed Transamerica Third Avenue Value on March 1, 2008.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest are divided into seven classes: Class A, Class B, Class C, Class I, Class I2, Class R and Class T. Not all Transamerica Funds offer all classes of shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C and Class R shares are subject to ongoing distribution and service fees and Class I, Class I2 and Class T shares have no annual distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege.

Effective as of July 15, 2010, Class B shares are longer offered for purchase, including to existing Class B shareholders, except in the limited circumstances as described above.

Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were redesignated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares.

Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[            ], located at 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for Transamerica Funds.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, Transamerica Funds, TAM, each sub-adviser and TCI has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica Funds’ Proxy Voting Policies and Procedures below, Transamerica Funds uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by Transamerica Funds. The proxy voting policies and procedures of TAM and each sub-adviser are attached or summarized in Appendix A.

Transamerica Funds files Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The form is available without charge: (1) from Transamerica Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each fund delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each fund, which in turn delegates proxy voting authority for most portfolios of the fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees (“Board”) of each fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.

III.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV.	Securities on Loan

The Board of the funds has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

FINANCIAL STATEMENTS

Financial statements and financial highlights for each fund (except as noted below) are incorporated herein by reference from the Transamerica Funds Annual Report for the fiscal year ended October 31, 2011, which was filed with the SEC on January 6, 2012 (Accession No. 0000950123-12-000406). The funds’ Annual Report includes the financial statements and financial highlights referenced above and is available without charge upon request by calling Customer Service at (888) 233-4339.

Transamerica Tactical Income commenced operations on October 31, 2011. Transamerica Small Cap Growth commenced operations on August 31, 2012. The Annual Report for each of those funds will be sent to shareholders following the funds’ fiscal year-end.

APPENDIX A

AEGON USA Investment Management, LLC

COMPLIANCE MANUAL

SECURITIES VOTING POLICY

1. Introduction

Normally, clients for which AEGON USA Investment Management, LLC (“AUIM”) has sufficient discretionary investment authority expect AUIM to vote client securities in accordance with AUIM’s Securities Voting Policy (the “Policy”). As a result, AUIM will vote on behalf of all client accounts for which it has requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client.

AUIM primarily manages client portfolios of debt securities and does not function to a significant extent, as a manager of equity securities. AUIM does however, manage several mutual funds, the investment strategy of which involves investments in exchange traded funds (“ETFs”). These ETFs are equity securities and have traditional proxies associated with them. For most clients, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g. board of directors matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM’s fixed income invested clients receive equity securities resulting from the restructure of debt security investments or other special situations.

2. Statement of Policy

It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.

Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.

It is the responsibility of each AUIM personnel with authority to vote client securities to be aware of and vote client securities in accordance with this Policy. The Chief Compliance Officer is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Management Review Committee (as that term is defined in the Code of Ethics) for their consideration.

3. Use of Independent Third Party

Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an “Independent Third Party”) to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM will consider the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.

4. Conflicts of Interest Between AUIM and Clients

AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM will take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:

a. Vote in accordance with the recommendation of the Independent Third Party;

b. Obtain the guidance of the client(s) whose account(s) are involved in the conflict;

c. Obtain the review of the General Counsel of AUIM, or

d. Vote in strict accordance with the Guidelines.

5. Provision of the Policy to Clients

AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.

At a client’s request, AUIM will make available information with respect to how AUIM voted that particular client’s securities.

Effective: October 5, 2004

Revised: January 31, 2008

Revised: February 3, 2010

AEGON USA INVESTMENT MANAGEMENT, LLC

SECURITIES VOTING POLICY

APPENDIX A

SECURITIES VOTING POLICY GUIDELINES

The following is a concise summary of AUIM’s securities voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.

Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.

Dual-class Stock

Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.

Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:

• It is intended for financing purposes with minimal or no dilution to current shareholders

• It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85 percent of fair market value

• Offering period is 27 months or less, and

• Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AQR Capital Management, LLC

PROXY POLICY

1. General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2. Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

(b) AQR will not announce its voting intentions and the reasons therefore.

(c) AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder. AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

☐ If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

☐ AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

☐ If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR ultimately may decide not to vote those shares.

☐ AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director. If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3. Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4. Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Appendix 1 - PROXY VOTING GUIDELINES

Date Modified: 5/4/2011 CONFIDENTIAL

Barrow, Hanley, Mewhinney & Strauss, LLC

[Proxy Voting Guidelines – To Be Updated[

BLACKROCK INVESTMENT MANAGEMENT, LLC

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

December 2009

Introduction

Voting Guidelines

Boards and directors

Auditors and audit-related issues

Capital structure, mergers, asset sales and other special transactions

Remuneration and benefits

Social, ethical and environmental issues

General corporate governance matters

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting Guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits
•	Social, ethical and environmental issues
•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company's long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company's ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock's primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company's trading price. In order to filter out the effects of pre-merger news leaks on the parties' share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties' financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm's-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm's-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors' fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions: Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred: See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management's ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable 'qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders' right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

December 2009

1. INTRODUCTION TO BLACKROCK

2. PHILOSOPHY ON CORPORATE GOVERNACE

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

Boards and directors

Accounting and audit-related issues

Capital structure, merger, asset sales and other special transactions

Remuneration and benefits

Social, ethical, and environmental issues

General corporate governance matters

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

Vote execution

Conflicts management

Voting guidelines

Reporting

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2. PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

1 Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

The six key themes are:

•	Boards and directors
•	Accounting and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Remuneration and benefits
•	Social, ethical and environmental issues
•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;
•	overseeing and supporting management in setting strategy;
•	ensuring the integrity of financial statements;
•	making decisions regarding mergers, acquisitions and disposals;
•	establishing appropriate executive compensation structures; and
•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;
•	former employment within the past several years as an executive of the company;
•	providing substantial professional services to the company and/or members of the company’s management;
•	having had a substantial business relationship in the past three years;
•	having, or representing a shareholder with, a substantial shareholding in the company;
•	being an immediate family member of any of the aforementioned; and interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock's Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii)

restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock's proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock's affiliates, a Fund or a Fund's affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

BNP Paribas Asset Management, Inc.

STATEMENT OF POLICY AND PROCEDURES FOR PROXY VOTING

December 2011

BNP Paribas Asset Management, Inc. (BNPP AM) shall vote the proxies of its clients solely in the client’s interest in accordance with BNPP AM’s related policies and procedures. The following is a summary only.

BNPP AM will exercise discretionary voting authority over proxies issued on securities held in client accounts unless voting authority has been reserved explicitly by the client or assigned to another party by the governing account documents. BNPP AM’s Proxy Voting Guidelines govern its proxy voting activities, which includes the operation of a global Proxy Voting Committee that oversees its global proxy voting activities. This Committee has hired Institutional Shareholder Services (“ISS”) as its voting agent. This Committee has provided ISS with a global proxy voting policy for all portfolios. ISS tracks and receives proxies to which clients are entitled, makes recommendations pursuant to the proxy voting policy provided by the Proxy Voting Committee or, if the ballot item is not addressed by the global proxy voting policy, makes recommendations according to the ISS voting policy.

BNPP AM’s policy is to follow the recommendations of its global proxy voting policy. However, BNPP AM’s portfolio managers or analysts may request an override of a Proxy Voting Committee or ISS recommendation if they believe that the recommendation is not in the best interests of the client. In such cases, a process is followed to review and approve a vote other than that recommended by the global proxy voting policy or the ISS voting policy. Based on this process the proxy voting team will execute the votes on the ISS voting platform.

Additionally, there may be instances where BNPP AM or its personnel are subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when BNPP AM or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company) or a third party that is a proponent of a particular outcome on a proxy issue. In cases where it believes there may be an actual or perceived conflict of interest, additional review and steps may be taken including obtaining the prior approval of BNPP AM’s Compliance or Legal department, obtaining the Proxy Voting Committee review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (in the same proportion and manner as other shareholders) or taking such other action as necessary to protect the interests of clients.

In many non-U.S. markets, shareholders may be prevented from selling shares within a certain period of time prior to the meeting date (commonly referred to as share blocking). In such cases BNPP AM compares the benefits to its clients expected to be derived from the voting of blocked shares versus the ability to sell the blocked shares and as a result may choose not to vote the shares. BNPP AM may also choose not to vote non-US proxies when the actual costs of voting the shares outweigh the perceived client benefit, such as cases where traveling to the country to vote the shares in person is required. Additionally, where clients have implemented securities lending programs, BNPP AM will be unable to vote proxies for securities on loan unless it issues instructions to the client custodian to retrieve the securities prior to record date. BNPP AM may choose to refrain from calling back such securities when the voting of the proxy is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement.

Although BNPP AM generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause BNPP AM to vote differently for different client accounts. Typically, clients do not direct BNPP AM to vote for a particular solicitation as they authorize BNPP AM to vote on their behalf within their investment management agreement. Clients may, however, contact BNPP AM if they request a specific voting decision be made. Clients may obtain information on how BNPP AM has voted its proxies and/or a copy of the BNPP AM’s complete proxy voting policies and procedures.

CBRE Clarion Securities LLC

PROXY VOTING POLICIES AND PROCEDURES

As of December 31, 2011

Policy

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this policy and procedures.

For the accounts over which CBRE Clarion maintains proxy voting authority, CBRE Clarion will vote proxies in accordance with its proxy voting guidelines. CBRE Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBRE Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBRE Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBRE Clarion does not anticipate any confusion on the part of its clients in this respect.

Procedures and Controls

Proxy Voting Process and Administration

CBRE Clarion has engaged ISS (formerly Risk Metrics Group) to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability of ISS and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBRE Clarion clients. On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.

CBRE Clarion established its own proxy voting guidelines based on a template provided by ISS. Proxy voting guidelines are reviewed and approved by designated Senior Global Portfolio Managers initially and annually thereafter. The approved proxy voting guidelines are provided to ISS to facilitate processing proxy voting.

Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team will forward the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE Clarion subscribes. The Portfolio Manager or Investment Analyst determines the voting decision and communicates the vote to the Securities Operations group. If the voting decision is in contravention of the CBRE Clarion proxy voting guidelines, the Portfolio Manager or Investment Analyst’s decision must be approved by a Senior Global Portfolio Manager. Specifically, the Portfolio Manager or Investment Analyst must complete a Proxy Voting Form explaining the rationale for voting against the established guidelines. The Proxy Voting Form is reviewed by a Senior Global Portfolio Manager and the Chief Compliance Officer (or General Counsel), evidenced by signature.

Conflicts of Interest

CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion and its clients as it relates to proxy voting. As noted in the Code of Ethics, CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe of real estate securities, such as serving as board members or executive officers of an issuer. Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to CBRE Global Investors or another affiliate within CBRE Group. Lastly, CBRE Clarion will consider any ballot which identifies a client of CBRE Clarion as a potential conflict of interest.

If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to the CBRE Clarion Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on the CBRE Clarion guidelines) or to the affected client(s) so that the client may determine its voting decision.

Proxy Voting Records

Except as otherwise noted, the proxy voting process is coordinated by the Securities Operations group. Compliance is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.

CBRE Clarion will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include:

(1)	copies of the proxy voting policies and procedures and any amendments thereto,
(2)	a copy of any document CBRE Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and

(3)

a copy of each written client request for information on how CBRE Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how CBRE Clarion voted its proxies.

Clients may contact the Compliance Department at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about:

(1) the name of the issuer,

(2) the proposal voted upon, and

(3) how CBRE Clarion voted the client's proxy.

ClariVest Asset Management LLC

PROXY VOTING POLICIES

Date: March 2011

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

ClariVest votes proxies for its Clients unless requested otherwise, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Potential Risks

In developing these policies and procedures, ClariVest considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

•	ClariVest does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between ClariVest’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting service utilized by ClariVest is not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

ClariVest has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

Policy

It is the policy of ClariVest to vote proxies in the interest of maximizing value for ClariVest’s Clients. Proxies are an asset of a Client, which should be treated by ClariVest with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ClariVest will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote Client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by "independent third party." The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or any incentive to recommend that the proxies should be voted in anyone's interest other than the adviser's Clients. ClariVest has retained RiskMetrics Group (“RMG”), and generally follows their recommendation when voting proxies. ClariVest determined that it is appropriate to follow the voting recommendations of RMG because ClariVest believes that RMG (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of ClariVest’s Clients.

The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm's relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the Clients, or whether the adviser needs to take other steps to vote the proxies.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable ClariVest to resolve material conflicts of interests with Clients before voting their proxies.

1.

ClariVest shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Operations Manager who will obtain proxy voting information from Client agreements.

2.

ClariVest shall work with the Client to ensure that RMG is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms (including a letter of authorization) of broker-dealers/custodians will state that RMG should receive this documentation.

3.

ClariVest subscribes to the RMG proxy voting service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of ClariVest’s proxy voting function. RMG also provides independent recommendations with respect to each proxy vote.

4.

As a default, proxies are generally voted by RMG in accordance with RMG recommendations. However, ClariVest retains ultimate decision making authority with respect to the voting of Client proxies and reserves the right to override RMG recommendations.

5.	For any Client who has provided specific voting instruction, the Operations Manager shall vote that Client’s proxy in accordance with the Client’s written instructions.

6.	The Operations Manager will provide any proxy solicitation information and materials that he may receive to the appropriate personnel of RMG for their review and consideration.

7.

As noted by the SEC in Release 2106, the fiduciary duty that ClariVest owes its Clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, ClariVest shall review all Client proxies in accordance with the general principles outlined above.

8.

ClariVest’s investment personnel shall be responsible for making voting decisions with respect to all Client proxies, where a proxy is not voted in accordance with RMG recommendations. Such decisions shall then be provided to the Operations Manager who will then ensure that such proxy votes are submitted in a timely manner.

9.	The Operations Manager may delegate the actual voting of Client proxies to any of ClariVest’s employees who are familiar with RMG’s service.

10.

ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest’s fiduciary obligations. ClariVest shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when an adviser’s analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

11.

The Operations Manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ClariVest believe it may be in its Clients’ best interest for ClariVest not to vote a particular proxy. The Operations Manager shall maintain documentation of any cost-benefit analysis with respect to Client proxies that are not voted by ClariVest.

12.

The Operations Manager will report any attempts by any of ClariVest personnel to influence the voting of Client proxies in a manner that is inconsistent with ClariVest’s Policy. Such report shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to the CEO.

13.

Proxies received after the termination date of a Client relationship will not be voted. Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to ClariVest.

14.

The Operations Manager, with the assistance of the CCO, will reasonably try to assess any material conflicts between ClariVest’s interests and those of its Clients with respect to proxy voting (where a proxy is not voted in accordance with RMG recommendations) by considering the situations identified in the Conflicts of Interest section of this document.

Conflicts of Interest

1.

General: As noted previously, ClariVest will vote its Clients’ proxies in the best interest of its Clients and not its own. In voting Client proxies, ClariVest shall avoid material conflicts of interest between the interests of ClariVest on the one hand and the interests of its Clients on the other.

2.

Potential Material Conflicts of Interest: ClariVest is aware of the following potential material conflicts that could affect ClariVest’s proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting Client proxies. ClariVest acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence ClariVest, with respect to a proxy vote related to such relationship is sufficient for a material conflict to exist.

▪

Example Conflict: ClariVest retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ClariVest’s Client portfolios. For example, ClariVest may be retained to manage Company A’s pension fund. Company A is a public company and ClariVest Client accounts hold shares of Company A. This type of relationship may influence ClariVest to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ClariVest.

▪

Example Conflict: ClariVest retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ClariVest’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

▪

Example Conflict: ClariVest’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ClariVest’s Client portfolios. The spouse could attempt to influence ClariVest to vote in favor of management.

▪

Example Conflict: ClariVest or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ClariVest’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ClariVest to vote proxies in contradiction to the policy.

▪

Conflict: ClariVest or its affiliate has a financial interest in the outcome of a vote, such as when ClariVest receives distribution fees (i.e., Rule 12b-1 fees) from registered mutual funds that are maintained in Client accounts and the proxy relates to an increase in 12b-1 fees.

3.

Determining the Materiality of Conflicts of Interest: Determinations as to whether a conflict of interest is material will be made after internal discussion among the CCO, the Portfolio Manager(s) for the affected Clients and the Operations Manager. Among the factors to be considered in determining the materiality of a conflict include whether the relevant Client relationship accounts for a significant percentage of ClariVest’s annual revenues, or the percentage of ClariVest’s assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of ClariVest’s Clients. All materiality deliberations will be memorialized in writing by the Operations Manager.

If the committee determines that the conflict in question is not material, ClariVest will vote the proxy in accordance with the policies stated herein. If a conflict is judged material, ClariVest will consider RMG’s recommendation or, at its expense, engage the services of legal counsel who will provide an independent recommendation on the direction in which ClariVest should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on ClariVest.

Procedures for ClariVest’s Receipt of Class Actions

ClariVest recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

Unless otherwise agreed with a Client, if “Class Action” documents are received by ClariVest for its Clients, ClariVest will gather the materials it has and forward to the Client, to enable the Client to file the “Class Action” at the Client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that ClariVest may not be qualified to make for the Client. Therefore, unless otherwise agreed with a Client, ClariVest will not file “Class Actions” on behalf of a Client.

Recordkeeping

ClariVest will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Operations Manager will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪

Any request, whether written (including e-mail) or oral, received by any Employee of ClariVest, must be promptly reported to the CCO and/or Operations Manager. All written requests must be retained in the permanent file.

▪	The Operations Manager will record the identity of the Client, the date of the request, and the action taken as a result of the request, in a suitable place.

▪

Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. Unless maintained electronically, a copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: ClariVest is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	A record of how ClariVest voted client Proxies.

▪	Documents prepared or created by ClariVest that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

ClariVest will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ClariVest voted their securities.

Proxy Solicitation

As a matter of practice, it is ClariVest’s policy to not reveal or disclose to any Client how ClariVest may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ClariVest will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Responsibility

The Operations Manager is responsible for supervising the proxy voting process and maintaining the records, in each case as described above.

First Quadrant, L.P.

Overview

Proxy Voting Policies and Procedures

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting. First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent1 for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

A copy of First Quadrant’s proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

First Quadrant’s portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

Voting Client Proxies

When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, on a quarterly basis, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority.

Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.

With respect to securities out on loan, please refer to Addendum A for specific policies and procedures regarding the voting of proxies.

Oversight of GLASS LEWIS

As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with Glass Lewis, reviews, or a combination of these approaches.

Conflicts of Interest

The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from Glass Lewis, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to Glass Lewis if First Quadrant has a material conflict of interest.

How to Obtain Voting Information

To obtain information on how your securities were voted, please contact Client Services Department at FQClientservice@firstquadrant.com. Please specify the portfolio and period of time you would like proxy voting information.

1 See Voting Client Proxies section for an explanation of this role.

ADDENDUM A

Securities on Loan

Investment advisers are required by the SEC to recall outstanding securities on loan in order to vote on material events, i.e. mergers and acquisitions which are contentious and controversial in nature. Since clients negotiate the terms of their securities lending program, which affords them the insight into the value of recalling outstanding shares of securities on loan, First Quadrant places the burden of the decision of recalling shares on the client and will treat all correspondences from clients affirming their desire to recall shares on loan as requests to First Quadrant’s Client Services Department.

In handling such matters, First Quadrant’s Portfolio Engineering Department will, as part of its research function, monitor for and identify occurrences of mergers and acquisitions which are controversial or contentious in nature. Once the occurrence of such mergers and acquisitions have been identified, Client Services will ascertain the appropriate time frame to recall the security, which will then be noted in a letter forwarded to all clients addressing, in particular, clients who have securities out on loan. The letter will request clients whose securities are out on loan to determine whether or not it is of an economic value to them to recall the shares out on loan for purposes of voting the proxy. If a client expresses his/her desire to recall securities out on loan, the client will be asked to provide a contact from their securities lending program to which First Quadrant can direct all recall requests, which will also allow the client to coordinate the recall with the custodial bank directly. Glass Lewis will also be contacted to coordinate any necessary aspects of the recall on its end. Once shares have been recalled, Glass Lewis will vote on the proxy according to the guidelines adopted by First Quadrant.

Goldman Sachs Asset Management, L.P.

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

**The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

DESCRIPTION OF PROXY VOTING POLICY

The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix A is a summary of the Guidelines.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”)* to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations.

The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and Recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Investment Adviser based on its assessment of the particular transactions or other matters at issue.

Client Directed Votes. GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

*The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

APPENDIX A

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.

US proxy items
1.	Operational Items	page 1
2.	Board of Directors	page 2
3.	Executive and Director Compensation	page 4
4.	Proxy Contests	page 8
5.	Shareholder Rights and Defenses	page 8
6.	Mergers and Corporate Restructurings	page 9
7.	State of Incorporation	page 10
8.	Capital Structure	page 10
9.	Corporate Social Responsibility (CSR) Issues	page 10

International proxy items

1.	Operational Items	page 12
2.	Board of Directors	page 13
3.	Compensation	page 15
4.	Board Structure	page 15
5.	Capital Structure	page 16
6.	Other	page 18
7.	Environmental, Climate Change and Social Issues	page 18

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee;
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and

•	Whether the auditors are being changed without explanation.

2.	Board of Directors

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director
o	Employee of the company or one of its affiliates
o	Among the five most highly paid individuals (excluding interim CEO)
o	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
o	Current interim CEO
o	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director
•	Board attestation that an outside director is not independent
•	Former CEO or other executive of the company within the last 3 years
•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director
•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

In limited circumstances, we may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;
•

The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from affiliated outside directors); At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (members of the committee of the board that is responsible for the issue under consideration).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent key committees; or
•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•

The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.	Executive and Director Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites.

    If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•

If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include any of the following factors:

•	The plan is a vehicle for poor pay practices;
•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;
•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or
•

There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;
•	Evaluation of peer groups used to set target pay or award opportunities;
•	Alignment of long-term company performance and executive pay trends over time;
•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;
•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Other considerations include:

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance
•	Egregious employment contracts:
•	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.
•	Excessive severance and/or change in control provisions:
•	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;
•	New or materially amended arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered),
•	Excessive payments upon an executive's termination in connection with performance failure;
•	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring
•

Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).

•	Excessive Perquisites:

•	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements
•	Extraordinary relocation benefits (including home buyouts)
•	Excessive amounts of perquisites compensation

The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:

•	Company has failed to address issues that led to an against vote in an MSOP;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or
•	The company has backdated options.

Golden Parachutes

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation MSOP), GSAM will incorporate the evaluation and could vote against the MSOP if we find problematic aspects to the Golden Parachutes. In general, the presence of two or more of the following factors could warrant a vote against:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing—was the stock price decline beyond management’s control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting—does the new option vest immediately or is there a black-out period?
•	Term of the option—the term should remain the same as that of the replaced option;
•	Exercise price—should be set at fair market or a premium to market;
•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote for annual frequency if no management recommendation; otherwise, support two or three year frequency if a company has an independent compensation committee and no long-term pay for performance disconnect identified.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Other factors to consider include:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 25 percent or less of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;
•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;
•	The company's use of authorized shares during the last three years;
•	One- and three-year total shareholder return;
•	The board's governance structure and practices;
•	The current request;
•	Disclosure in the proxy statement of specific reasons for the proposed increase;
•	The dilutive impact of the request as determined through an allowable increase, which examines the company's need for shares and total shareholder returns; and
•	Risks to shareholders of not approving the request.

9.	Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement outlining various factors that are not discriminated against. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities;
•	The company’s current level of disclosure on lobbying strategy; and
•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;
•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Sustainability and climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report or other similar report;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or
•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards. or
•	There are reservations about:
•	Director terms
•	Bundling of proposals to elect directors
•	Board independence
•	Disclosure of named nominees
•	Combined Chairman/CEO
•	Election of former CEO as Chairman of the Board

•	Overboarded directors
•	Composition of committees
•	Director independence
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 5 years.

In addition, vote AGAINST any proposal where:

•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks;
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote CASE-BY-CASE on requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

7.	Environmental, climate change and social issues

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Sustainability and climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report or other similar report;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

March 2011

Hansberger Global Investors, Inc.

Proxy Voting Guidelines

Revised as of January 1, 2011

Reviewed as December 3, 2010

General Guidelines

The proxy voting guidelines below summarize HGI’s position on various issues of concern to investors and give a general indication of how portfolio securities held in client accounts will be voted. The guidelines are not exhaustive and do not include all potential voting issues. In addition, because proxy voting issues and circumstances of individual companies are so varied, there may be instances when HGI may not vote in strict adherence to these guidelines as outlined below. The following guidelines are grouped according to the types of proposals generally presented to shareholders.

(i) Board of Directors Issues

HGI will generally vote for all Board of Directors nominees unless certain actions by the Directors warrant votes to be withheld. These instances include Directors who:

•      Attend less than 75% of the board and committee meetings; and

•      Are also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

HGI also feels that the following conflicts of interest may hinder a director’s performance and will therefore typically withhold votes from a candidate who is a:

•      CFO who presently sits on the board;

•      Director who presently sits on an excessive number of boards;

•      Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years;

•      Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals with the company, including perquisite type grants from the company; and

•      Director with an interlocking directorship.

(ii) Auditors

HGI will generally vote for proposals to ratify auditors. However, HGI will generally vote against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•      When audit fees added to audit-related fees total less than one-third of the total fees paid to the auditor by a company; When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error);

•      When the company has aggressive accounting policies;

•      When the company has poor disclosure or lack of transparency in financial statements;

•      When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders; or

•      When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

(iii) Executive and Director Compensation

HGI will generally support executive compensation plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. HGI will also support resolutions regarding director’s fees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business, and total compensation to those covered by the plan should be in line with compensation paid by the Company's peers.

In general, HGI will determine votes for the following on a case-by-case basis:

•      Stock-based incentive plans;

•      Performance-based stock option proposals;

•      Stock plans in lieu of cash;

•      Proposals to ratify or cancel executive severance agreements; and

•      Management proposals seeking approval to re-price options.

HGI will generally vote against:

•      Retirement plans for non-employee directors;

•      Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or forms of compensation; and

•      Shareholder proposals requiring director fees to be paid in stock only.

(iv) Takeover/Tender Offer Defenses

Anti-takeover proposals are analyzed on a case-by-case basis. However, since investors customarily, in our view, suffer a diminution of power as a result of the adoption of such proposals, they are generally opposed by HGI unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Specifically, HGI will under normal circumstances oppose:

•      Dual class exchange offers and dual class recapitalizations (unequal voting rights);

•      Proposals to require a supermajority shareholder vote to approve charter and by-law amendments;

•      Proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and

•      Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

(v) Capital Structure and Shareholder Rights

This category consists of broad issues concerning capital structure and shareholder rights. These types of issues generally call for revisions to the corporate by-laws, which will impact shareholder ownership rights. All items are reviewed and voted on a case-by-case basis; however, HGI endeavors to balance the ownership rights of shareholders and their best interests with providing management of each corporation the greatest operational latitude.

(vi) Social and Political Responsibility Issues

In the case of social and political responsibility issues that in HGI’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of HGI’s clients. HGI generally votes in accordance with the recommendations of its proxy voting service on these social and political issues, although HGI sometimes may abstain from voting on these issues.

Proxy Voting Policy and Procedures

Revised as of January 1, 2011

Reviewed as December 3, 2010

Proxy Voting Policy

A.	Objective

When Hansberger Global Investors, Inc. (“HGI”) is responsible for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which means voting proxies with a view to enhancing the financial value of the securities held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that, in our view, do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Thus, HGI generally votes in accordance with the recommendations of its proxy voting service on such issues, although, on occasion HGI could abstain from voting.

When making proxy-voting decisions, HGI generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by HGI, that detail HGI’s positions on recurring issues and criteria for addressing non-recurring issues.

B.	Accounts for Which HGI Has Proxy Voting Responsibility

HGI generally will vote proxies for client accounts only if it has been expressly delegated such power in writing. To eliminate ambiguity and to ensure clients who want us to vote proxies understand our policies and procedures, HGI ensures that proxy voting is expressly addressed in our investment management agreements with new clients or revised agreements with existing clients. We generally interpret silence in the agreement as not delegating HGI the right to vote, except for agreements with U.S. employee benefit plans subject to ERISA. For ERISA accounts, HGI assumes that it has voting power unless a written document expressly prohibits HGI from voting proxies, or assigns voting power to another fiduciary.

C.	Voting and Non-Voting of Proxies

HGI generally endeavors to vote proxies it is eligible to vote and timely receives. We generally will not vote proxies under the following circumstances:

•      We will not vote proxies for securities not selected by us or for securities over which we have no discretionary authority held in a client account.

•      We will not vote proxies that we do not receive in time to submit a timely vote. The timeliness of notification, distribution of proxy materials, book closure and the actual meeting date will vary by jurisdiction and market practice.

•      We ordinarily will not vote on proposals if a security is on loan at the time of the vote under a client’s securities lending arrangement. Absent extraordinary circumstances, we believe that the administrative burden and loss of revenue associated with recalling securities will outweigh the anticipated benefit, particularly since there is no guarantee that loaned securities can be retrieved in time to submit a timely vote. We may ask that a security be recalled to vote under extraordinary circumstances. This decision will be made only when, in our sole judgment, the matter to be voted on has critical significance to the potential value of a long-term holding, and the relative cost and/or administrative inconvenience of retrieving the securities does not outweigh the perceived benefit.

•      We may not vote on a particular proposal or proxy if the costs or burdens of voting outweigh the expected benefit to clients. These decisions are generally made on a case-by-case basis and will be dependent on numerous factors, including the nature of the proposal, the nature of the holding, the direct cost of voting, and whether voting will hinder our ability to sell a security.

Voting proxies for securities of companies located outside of the United States raises the same issues as voting proxies related to U.S. companies but could involve significantly greater effort or cost that could result in us deciding not to vote. Additional burdens include, but are not limited to:

•      Differing rules and practices regarding shareholder notification and voting in different jurisdictions could result in greater instances of HGI being unable to submit a timely vote.

•      Some jurisdictions require that shares to be voted be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting.

•      Offering materials may not be available in English at a reasonable cost or received timely to permit informed voting.

•      Some jurisdictions may require that securities be registered in a particular way that differs from ordinary practice (e.g., registered in the company’s share registry or taken out of nominee name).

D.	Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of HGI’s clients and the interests of HGI and/or its employees. Under these circumstances, HGI will take additional steps that are designed to ensure that the proxies are voted based on our clients’ best interests. Conflicts of interest may arise when:

•      Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with HGI;2

•      A proponent of a proxy proposal has a business relationship with HGI or an HGI employee;

•      HGI or an HGI employee has a business relationship with a participant in a proxy contests, or a director election.

HGI’s Proxy Voting Committee is responsible for overseeing the proxy voting process, including monitoring and resolving possible material conflicts of interest. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer or another member of the Proxy Voting Committee, and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for evaluation and resolution. Conflicts of interest may be resolved in different ways by the Proxy Voting Committee. Possible ways that conflicts of interest may be resolved include strict application of our Guidelines, recusal of conflicted personnel, consultation with other unconflicted investment personnel, or voting in accordance with an objective third party recommendation.

E.	Arrangement with Proxy Voting Service

We use an unaffiliated third party proxy administrator to assist in voting proxies. The proxy voting service’s functions may include notifying us of shareholder meeting dates, translating proxy materials received from companies, providing associated research and recommendations for voting on particular proxy proposals, recordkeeping and physically transmitting votes. Although we may consider the recommendations of the proxy voting service and other parties if appropriate, we make the ultimate decision on how to vote client proxies.

F.	Reports

HGI will provide clients with periodic reports on our proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. Clients may contact HGI for such information.

Institutional Capital LLC

Proxy voting policies and procedures

General

Institutional Capital LLC (the “ICAP”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients.

I. Supervision of policy

ICAP’s Proxy Committee, which includes the analyst who follows the company, is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services, a subsidiary of MSCI Inc. (ISS) to provide objective analysis and recommendations to assist the Proxy Committee in their evaluation of each proxy proposal.

II. Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same.

III. Recordkeeping

We will maintain the following records with respect to proxy voting:

a copy of our proxy voting policies and procedures;

a copy of all proxy statements received (ICAP may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

a record of each vote cast on behalf of a client (ICAP may rely on a third party to satisfy this requirement);

a copy of any document prepared by ICAP that was material to making a voting decision or that memorializes the basis for that decision; and

a copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

2 For this purpose, HGI generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member firm may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV. Proxy voting guidelines

The proxy voting guidelines below summarize our position on various issues of concern to clients and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V. Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will seek to resolve the conflict using one of the following:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter is routine in nature; or

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event that a conflict still exists, ICAP will disclose the conflict to the client and obtain the client’s direction to vote the proxies.

Proxy voting guidelines

I. Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on ICAP. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II. Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

We generally support the election of directors that result in a board made up of a majority of independent directors.

We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

We generally vote for proposals that seek to fix the size of the board

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III. Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV. Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V. Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI. Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

Jennison Associates LLC

Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

J. P. Morgan Investment Management Inc.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMorgan”)

PROXY VOTING PROCEDURES AND GUIDELINES

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services Inc. (“ISS”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

• Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMorgan also considers the cost of voting in light of the expected benefit of the vote.

• Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change. JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

• JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

• JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

• JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

• JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

• JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

• JPMorgan reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMorgan will generally vote against such proposals and vote for revoking existing plans.

• Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

• With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMorgan’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

• JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

• JPMorgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

• JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

• JPMorgan votes against proposals for a super-majority vote to approve a merger.

• JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

• JPMorgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMorgan generally considers other management compensation proposals on a case-by-case basis.

• JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

Levin Capital Strategies, L.P.

PROXY VOTING POLICY AND PROCEDURES

Revised March 2012

POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Levin Capital Strategies, LP (“LCS” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom LCS provides discretionary investment management services and for whom LCS has been granted the authority to vote proxies. LCS's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

LCS will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. LCS will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary," has explicitly reserved the authority for itself. When voting proxies for client accounts, LCS's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, LCS will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide LCS with a statement of proxy voting policy. In these situations, LCS generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Investor Communication Solutions, Inc. ("BICS") has been retained by LCS to provide research, vote execution, reporting, and record keeping services. BICS has in turn contracted with Glass Lewis & Co. ("GL") for GL's proxy research services. LCS will generally follow GL proxy voting recommendations unless LCS believes it is in the best interest of LCS’s clients to vote differently. This service provider may be replaced at any time by another third party proxy voting service.

Voting Proxies for Foreign Companies – LCS primarily invests client assets in United States issuers, however, from time to time LCS may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on LCS' ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate LCS' voting instructions.

While GL has been retained to provide assistance to LCS in voting its clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting.

GENERAL PROXY VOTING GUIDELINES

It is the policy LCS in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

LCS will utilize the proxy voting guidelines set forth by GL as set forth in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS's policies (as set forth below) do not follow the GL guidelines in all respects, and LCS may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of LCS's clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to provide assistance to LCS in voting its clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting.

LCS will follow GL’s Policy and Analysis methodology. LCS has elected to use GL’s “management bias” proxy voting approach. Please refer to the attached document for additional information which is a concise summary of GL's proxy voting guidelines employed by LCS. LCS at its discretion may vote differently than GL’s recommendation. Whenever this occurs, LCS will prepare a written document for the files explaining the reason LCS is voting the shares accordingly. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts.

GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by LCS pursuant to alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of LCS responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, LCS may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of LCS.

CONFLICTS OF INTEREST

LCS is sensitive to conflicts of interest that may arise in the proxy decision-making process. Whenever a Portfolio Manager or Research Analyst recommends LCS vote differently than what GL recommends a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:

➢	Proxy votes are solicited by an issuer who has an account relationship with LCS;
➢	Proxy votes are solicited by an issuer that has a material business relationship with LCS;
➢	A proponent of a proxy proposal has a business relationship with LCS (e.g., a pension fund or an employee group for which LCS manages money);
➢	LCS has material business relationships with participants in proxy contests, corporate directors, or candidates; or
➢	An employee of LCS may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of LCS are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations LCS will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client.

In situations where a client of the Firm requests to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of LCS may have a relationship with an issuer or the proponent of a proposal, LCS may take such fact into votes on behalf of other clients.

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

LCS shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of The President, CEO, COO, CCO, and the Head Trader. The Proxy voting committee shall meet as needed with no determined schedule.

All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LCS’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LCS Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LCS may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc... Such methods may include:

1.        In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

2.        Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

LCS Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

OPERATING PROCEDURES

Once LCS has determined that it has the responsibility for voting a client's proxies, LCS must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that LCS satisfies its proxy voting obligations:

1.	The LCS Operations Department (the "Operations Department") is responsible for identifying the clients for whom LCS is required to vote proxies.
2.

LCS utilizes BICS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BICS of all new client accounts that have delegated proxy voting authorization to LCS. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.

The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why LCS should not vote in agreement with PCI’s recommendation. These comments will then be recorded BICS ProxyEdge voting system for future reference.

4.

If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BICS ProxyEdge system and enter the voting rationale provided by the Portfolio Managers/Research Analyst in the notes section on BICS ProxyEdge.

5.	The LCS CCO shall review any instructions provided by the portfolio managers that differ from GL to insure that such instructions comply with LCS' proxy voting guidelines.
6.	All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.
7.	The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which LCS voted such clients' proxies.
8.	The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

Public Proxy Policy Statement

The following is LCS’ public proxy voting policy that must be sent to those clients or potential clients upon request:

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, LCS has adopted proxy voting policies and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds and Managed Accounts, as determined by LCS in its discretion. Generally, LCS will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if LCS believes that such vote would be in the best interest of LCS’s clients. If such action is undertaken by LCS, we will usually vote with management’s recommendation. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts. A copy of the Policies and the proxy voting record relating to a client or investor in their respective Fund may be obtained by contacting LCS at the address or telephone number listed on the first page of this document.

Any questions regarding our policy statement should be directed to the Compliance Department.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LCS’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

Logan Circle Partners, LP

Proxy Voting Policy and Procedures

ADOPTED July, 1, 2011

Logan Circle Partners, L.P. (“Logan Circle”) is a fixed income manager and the securities purchased for client accounts are predominantly fixed income securities. Accordingly, Logan Circle is seldom if ever called upon to vote securities on clients’ behalf. However, in the event that Logan Circle is expressly granted the discretion to vote proxies for a client’s account and an occasion arose where a security needed to be voted, Logan Circle has adopted this following proxy voting policy and procedures to facilitate the voting of proxies for client accounts.

I.	General

This policy defines procedures for voting securities held on behalf of each client for which the Firm has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment that the security represents or to reduce the potential for a decline in the value of the investment that the security represents.

This policy does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Logan Circle’s personnel on a timely basis in pursuit of the above stated voting objectives, and (ii) addressing conflicts of interest, if applicable.

A further element of this policy is that, while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.

II.	Proxy Voting Procedures

At Logan Circle, Research Analysts are responsible for performing research on the companies and issuers in which Logan Circle invests. The same Research Analyst would be responsible for advising on proxy voting for the issuer, as they would be the most familiar with issuer and company-specific issues. Portfolio Managers may also provide input when appropriate.

The following sets forth the procedures for effectuating proxy voting:

1.	Operations shall collect and assemble proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions.

2.	Operations shall review the issuer vote agenda, the meeting date and cut-off date in which all votes must be submitted.

3.	Operations will promptly forward all applicable research, proxy material, participating accounts and agenda items to the respective Research Analyst, Portfolio Manager and the CCO.

4.	The CCO will review the proxy to determine if a conflict of interest is present when voting a particular proxy.

5.	The Research Analyst and Portfolio Manager shall review the proxy materials to determine how to vote in the best interests of clients and shall provide voting instructions to Operations.

6.

Operations shall provide the voting instructions whether in the form of a proxy statement, electronic or other voting communication to custodians, brokers, nominees, tabulators or others in a manner to permit the voting in a timely manner.

7.	Operations is responsible for recording the following information with respect to each proxy vote that relates to a portfolio security held for a client to the extent applicable:

a.	The name of the issuer of the portfolio security;
b.	The CUSIP number or other identifying number for the portfolio security;
c.	The shareholder meeting date;
d.	A brief identification of the matter voted on;
e.	Whether a vote was cast on the matter; and
f.	How the vote was cast for the matter (e.g., for or against the proposal, or abstain, etc.)

8.	Subsequent to the vote, the CCO will review the proxy voting records to confirm that all accounts were voted according to this policy and procedures.

III.	VOTING GUIDELINES

Logan Circle will review all proxy solicitation materials it receives concerning securities held in a client account for which Logan Circle has investment discretion. Logan Circle will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Logan Circle considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Logan Circle will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Logan Circle believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Logan Circle will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

1.	The proposal has a positive economic effect on shareholder value;
2.	The proposal poses no threat to existing rights of shareholders;
3.	The dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and
4.	The proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Logan Circle will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

1.	The proposal has an adverse economic effect on shareholder value;
2.	The proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;
3.

The proposal causes significant dilution of shares that is not warranted by the benefits of the proposal; the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

4.	The proposal is a shareholder initiative that Logan Circle believes wastes time and resources of the company or reflects the grievance of one individual.

Logan Circle will ABSTAIN from voting proxies when it believes that it is appropriate. Logan Circle may abstain from voting or decline a vote in those cases where, in Logan Circle’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote. Logan Circle may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with Logan Circle’s fiduciary duties, Logan Circle would weigh the costs and benefits of voting proxy proposals relating to foreign securities taking into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of a client’s investment and whether this expected effect would outweigh the cost of voting.

IV.	CONFLICTS OF INTEREST

Though unlikely, it is possible for conflicts of interest to arise in the context of Logan Circle’s proxy voting. Examples of potential conflicts of interest include but are not limited to:

1.	Managing a pension plan for a company whose management is soliciting proxies.

2.	Significant business relationships (ex. having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast).

3.

Significant personal / family relationship (ex. adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships).

Each Portfolio Manager, Research Analysts and the CCO are responsible for identifying potential conflicts of interest in regard to the proxy voting process. Portfolio Managers and Research Analysts must alert the CCO of any potential conflicts of interest. If a Portfolio Manager or Research Analyst conflict is identified with respect to a given proxy vote, Logan Circle will remove such vote from the conflicted Portfolio Manager or Research Analyst and will instead consider and cast the vote through other means. The Chief Compliance Officer will consult with the General Counsel to determine whether the conflict of interest is material.

In the event that a potential material conflict of interest between Logan Circle and a client does arise and is not addressed by the foregoing procedures, the primary means by which Logan Circle avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients with the intent of maximizing the value of their portfolio holdings. Any material conflicts of interest between Logan Circle and clients with respect to proxy voting shall be resolved in the best interest of clients.

V.	VOTING RECORD DISCLOSURE

Logan Circle will provide a copy of these policies and procedures to clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request to the CCO. It is the policy of Logan Circle not to comment on specific proxy votes with respect to securities held for a client in response to inquiries from persons who are not a specifically authorized representative of such client. Logan Circle may authorize comments in specific cases, in its discretion.

VI.	RECORD KEEPING

Logan Circle shall maintain the following and records relating to the proxy voting:

1.	Copies of this policy as from time to time revised or supplemented;
2.

A copy of each proxy statement that Logan Circle receives regarding client securities, except that Logan Circle may rely on the Securities and Exchange Commission’s EDGAR database for proxy statements;

3.	Voting Results for each client;
4.	A copy of any document created by Logan Circle, if any, that was material to making a decision on how to vote proxies on behalf of a client;
5.	A copy of each written client request for information on how Logan Circle voted proxies on behalf of the client and Logan Circle’s response thereto; and
6.	Client communications that relate to conflicts of interest with respect to proxy votes.

Logan Circle shall maintain and preserve the foregoing records for a period of not less than five years from the end of Logan Circle’s fiscal year during which the last entry was made on the record. Logan Circle may engage one or more service providers to perform any portion of this recordkeeping function provided that: (1) the function is performed in accordance with applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to Logan Circle promptly upon request.

Lombardia Capital Partners, LLC

2012 U.S. Proxy Voting Concise Guidelines

December 20, 2011

Institutional Shareholder Services Inc.

2012 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2012 proxy voting guidelines can be found at http://www.issgovernance.com/files/ 2012USSummaryGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

¡	An auditor has a financial interest in or association with the company, and is therefore not independent;
¡	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
¡	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
¡	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

¡	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses:

Classified Board Structure:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election – any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

¡	A classified board structure;
¡	A supermajority vote requirement;
¡	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
¡	The inability of shareholders to call special meetings;
¡	The inability of shareholders to act by written consent;
¡	A dual-class capital structure; and/or
¡	A non–shareholder- approved poison pill.

Poison Pills:

1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHHOLD or AGAINST every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

¡

The date of the pill’s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

¡	The issuer’s rationale;
¡	The issuer’s governance structure and practices; and
¡	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

¡	The company’s response, including:
¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¡	Specific actions taken to address the issues that contributed to the low level of support;
¡	Other recent compensation actions taken by the company;
¡	Whether the issues raised are recurring or isolated;
¡	he company's ownership structure; and
¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2. The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3. The board failed to act on takeover offers where the majority of shares are tendered;

2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

¡	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
¡	The company’s ownership structure and vote results;
¡	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
¡	The previous year’s support level on the company's say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4. Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1. The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

▪        Medical issues/illness;

▪        Family emergencies; and

▪        Missing only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards; or

4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own– withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

▪        Long-term financial performance of the target company relative to its industry;

▪        Management’s track record;

▪        Background to the proxy contest;

▪        Qualifications of director nominees (both slates);

▪        Strategic plan of dissident slate and quality of critique against management;

▪        Likelihood that the proposed goals and objectives can be achieved (both slates);

▪        Stock ownership positions.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

▪        Company-specific factors; and

▪        Proposal-specific factors, including:

¡	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
¡	The maximum proportion of directors that shareholders may nominate each year; and
¡	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

▪        Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

▪        Whether the company has the following good governance features:

¡	An annually elected board;
¡	A majority vote standard in uncontested director elections; and
¡	The absence of a poison pill, unless the pill was approved by shareholders.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

▪        No lower than a 20% trigger, flip-in or flip-over;

         A term of no more than three years;

▪        No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

▪        Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

▪        The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

▪        The value of the NOLs;

▪        Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

▪        The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

▪        Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

▪        Shareholders’ current right to act by written consent;

▪        The consent threshold;

▪        The inclusion of exclusionary or prohibitive language;

▪        Investor ownership structure; and

▪        Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

▪        An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;

▪        A majority vote standard in uncontested director elections;

▪        No non-shareholder-approved pill; and

▪        An annually elected board.

3 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

▪         Past Board Performance:

¡	The company’s use of authorized shares during the last three years

▪        The Current Request:

¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
¡

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

▪        Past Board Performance:

¡	The company’s use of authorized preferred shares during the last three years;

▪        The Current Request:

¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

▪        The company discloses a compelling rationale for the dual-class capital structure, such as:

¡	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
¡	The new class of shares will be transitory;

▪        The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

▪        The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

▪        Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

▪        Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

▪        Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

▪         Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

▪         Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

▪        Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.         Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.         Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.         Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.         Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.         Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

▪        There is a significant misalignment between CEO pay and company performance (pay for performance);

▪        The company maintains significant problematic pay practices;

▪        The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

▪        There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

▪        The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

▪        The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

▪        The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

▪        A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

¡    Magnitude of pay misalignment;

¡    Contribution of non-performance-based equity grants to overall pay; and

¡    The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group4 Alignment:

▪         The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

▪         The multiple of the CEO's total pay relative to the peer group median.

4 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪        The ratio of performance- to time-based equity awards;

▪        The ratio of performance-based compensation to overall compensation;

▪        The completeness of disclosure and rigor of performance goals;

▪        The company’s peer group benchmarking practices;

▪        Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

▪        Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

▪        Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

▪        Problematic practices related to non-performance-based compensation elements;

▪        Incentives that may motivate excessive risk-taking; and

▪        Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪        Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

▪        Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

▪        New or extended agreements that provide for:

¡    CIC payments exceeding 3 times base salary and average/target/most recent bonus;

¡    CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

¡    CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

▪        Multi-year guaranteed bonuses;

▪        A single or common performance metric used for short- and long-term plans;

▪        Lucrative severance packages;

▪        High pay opportunities relative to industry peers;

▪        Disproportionate supplemental pensions; or

▪        Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

▪        Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

▪        Duration of options backdating;

▪        Size of restatement due to options backdating;

▪        Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

▪         Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪        Failure to respond to majority-supported shareholder proposals on executive pay topics; or

▪        Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

¡        The company’s response, including:

▪        Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪        Specific actions taken to address the issues that contributed to the low level of support;

▪        Other recent compensation actions taken by the company;

¡    Whether the issues raised are recurring or isolated;

¡    The company’s ownership structure; and

¡    Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

▪        Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

▪        Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

▪        Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

▪        Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

▪        Potentially excessive severance payments;

▪        Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

▪        In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

▪        The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management ”say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

▪        The total cost of the company’s equity plans is unreasonable;

▪        The plan expressly permits repricing;

▪        A pay-for-performance misalignment is found;

▪        The company’s three year burn rate exceeds the burn rate cap of its industry group;

▪        The plan has a liberal change-of-control definition; or

▪        The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

▪         Whether adoption of the proposal is likely to enhance or protect shareholder value;

▪        Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

▪        The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

▪        Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

▪        Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

▪         Whether the company’s analysis and voting recommendation to shareholders are persuasive;

▪        What other companies have done in response to the issue addressed in the proposal;

▪        Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

▪        Whether implementation of the proposal’s request would achieve the proposal’s objectives;

▪        Whether the subject of the proposal is best left to the discretion of the board;

▪        Whether the requested information is available to shareholders either from the company or from a publicly available source; and

▪        Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

▪        There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

▪        The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

▪        The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

▪         Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

▪        The company’s current disclosure of relevant policies and oversight mechanisms;

▪        Recent significant controversies, fines, or litigation related to the company’s public policy activities; and

▪        The impact that the policy issues may have on the company’s business operations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

▪        The company’s current level of disclosure of relevant policies and oversight mechanisms;

▪        The company’s current level of such disclosure relative to its industry peers;

▪        Potential relevant local, state, or national regulatory developments; and

▪        Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

Loomis, Sayles & Company, L.P.

Proxy Voting Policy and Procedure Manual

JUNE 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

CONTENTS

GENERAL
Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

PROPOSALS USUALLY VOTED FOR	0

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Independent Audit, Compensation and Nominating Committees

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Right to Adjourn

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

PROPOSALS USUALLY VOTED AGAINST	4

Common Stock Authorization

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Act by Written Consent

Shareholder Ability to Call Special Meetings

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

Supermajority Shareholder Vote Requirements

Term of Office

Unequal Voting Rights

6
PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY
VOTING SERVICE
401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Stock Option Plans
PROPOSALS REQUIRING SPECIAL CONSIDERATION	7

Asset Sales

Bundled Proposals

Charitable and Political Contributions

Corporate Restructuring

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Golden Coffins

Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Preemptive Rights

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State Spin-offs Takeover Statutes Tender Offer Defenses

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.

Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.

Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.

Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.

Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c.	to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. Review on a case-by-case basis votes against members of the Compensation Committee when the Proxy Voting Service determines that issuer performance and executive compensation are not appropriately linked. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C. Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C. Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions: Votes on proposals regarding charitable and political contributions should be considered on a case-by-case basis.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

MFS Investment Management

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2012

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (other than McLean Budden Limited) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.3 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

3 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

c.

If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.4 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

4 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Morgan Stanley Investment Management Inc.

October 1, 2011

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.        Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.

Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.

We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.

Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.

Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.

Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.

Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.        Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.        Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.

Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.        Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.

In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.

Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.        Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.        Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Neuberger Berman, LLC

Neuberger Berman Management LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting.

Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as

Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OppenheimerFunds, Inc.

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES (as of March 1, 2011)

and PORTFOLIO PROXY VOTING GUIDELINES (as of March 1, 2011)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) and the following advisory affiliates of OFI, OFI Institutional Asset Management, Inc, OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an “OFI Adviser”). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies
1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
•	a company that is a significant selling agent of OFI’s products and services solicits proxies;
•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless:(i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

•

If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•

If neither of the previous two procedures provides an appropriate voting recommendation, the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Registered Fund in the same proportion as the vote of all other shareholders in that underlying OFI Registered Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and
•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

OppenheimerFunds, Inc.,	March 1, 2011
OFI Institutional Asset Management, Inc.,	March 1, 2011
OFI Private Investments Inc.	March 1, 2011
HarbourView Asset Management Corporation	March 1, 2011
New York Board of the Oppenheimer Funds:	March 1, 2011
Denver Board of the Oppenheimer Funds:	February 23, 2011

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 1, 2011)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws
•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
¡	shareholder rights are protected;
¡	there is a negligible or positive impact on shareholder value;
¡	management provides sufficiently valid reasons for the amendments; and/or
¡	the company is required to do so by law (if applicable); and
¡	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.
•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term
•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
¡	an auditor has a financial interest in or association with the company, and is therefore not independent;
¡	fees for non-audit services are excessive;
¡	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
¡

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
¡	composition of the board and key board committees;
¡	attendance at board meetings;
¡	corporate governance provisions and takeover activity;
¡	long-term company performance relative to a market index;
¡	directors’ investment in the company;
¡	whether the chairman is also serving as CEO;
¡	whether a retired CEO sits on the board.
•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

¡	attend less than 75% of the board and committee meetings without a valid excuse;
¡	implement or renew a dead-hand or modified dead-hand poison pill;
¡	ignore a shareholder proposal that is approved by a majority of the shares outstanding;
¡	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
¡	failed to act on takeover offers where the majority of the shareholders tendered their shares;
¡	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
¡	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.
¡

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:

▪    egregious employment contracts;

▪    excessive perks/tax reimbursements;

▪    abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

▪    egregious pension/supplemental executive retirement plan (SERP) payouts;

▪    new CEO with overly generous new hire package;

▪    excessive severance and/or change in control provisions; or

▪    dividends or dividend equivalents paid on unvested performance shares or units.

¡	enacted egregious corporate governance policies or failed to replace management as appropriate;
¡	are inside directors or affiliated outside directors; and the full board is less than majority independent;
¡

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

¡	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
¡	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
¡

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees
•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company's governance structure.

2.6	Require Majority Vote for Approval of Directors
•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
¡	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
¡	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)
•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

¡	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
¡	two-thirds independent board;
¡	all-independent key committees;
¡	established governance guidelines;
¡

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

¡	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;
•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees
•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

¡	the applicable listing standards determination of such director’s independence;
¡	any operating ties to the firm; and
¡	if there are any other conflicting relationships or related party transactions.

•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

¡	the terms of the agreement;
¡	the duration of the standstill provision in the agreement;
¡	the limitations and requirements of actions that are agreed upon;
¡	if the dissident director nominee(s) is subject to the standstill; and
¡	if there are any conflicting relationships or related party transactions.

2.12	Open Access
•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.13	Stock Ownership Requirements
•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
¡

whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

¡	Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

2.14	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
¡	long-term financial performance of the target company relative to its industry;
¡	management’s track record;
¡	background to the proxy contest;
¡	qualifications of director nominees (both slates);
¡	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
¡	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses
•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
¡	20% or higher flip-in or flip-over;
¡	two to three-year sunset provision;
¡	no dead-hand, slow-hand, no-hand or similar features;
¡

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

¡	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
¡	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments
•	OFI will evaluate amendments to the company's NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.6	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
¡	purchase price;
¡	fairness opinion;
¡	financial and strategic benefits;
¡	how the deal was negotiated;
¡	conflicts of interest;
¡	other alternatives for the business; and
¡	non-completion risk.

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
¡	impact on the balance sheet/working capital;
¡	potential elimination of diseconomies;
¡	anticipated financial and operating benefits;
¡	anticipated use of funds;
¡	value received for the asset;
¡	fairness opinion;
¡	how the deal was negotiated; and
¡	conflicts of interest.

5.4	Bundled Proposals
•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
¡	dilution to existing shareholders’ position;
¡	terms of the offer;
¡	financial issues;
¡	management’s efforts to pursue other alternatives;
¡	control issues; and
¡	conflicts of interest.
•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
¡	the reasons for the change;
¡	any financial or tax benefits;
¡	regulatory benefits;
¡	increases in capital structure; and
¡	changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
¡	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
¡	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
¡	offer price/premium;
¡	fairness opinion;
¡	how the deal was negotiated;
¡	conflicts of interests;
¡	other alternatives/offers considered; and
¡	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
¡	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
¡	cash-out value;
¡	whether the interests of continuing and cashed-out shareholders are balanced; and
¡	the market reaction to public announcement of the transaction.

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
¡	percentage of assets/business contributed;
¡	percentage of ownership;
¡	financial and strategic benefits;
¡	governance structure;
¡	conflicts of interest;
¡	other alternatives; and
¡	non-completion risk.

5.10	Liquidations
•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
¡	prospects of the combined company anticipated financial and operating benefits;
¡	offer price (premium or discount);
¡	fairness opinion;
¡	how the deal was negotiated;
¡	changes in corporate governance;
¡	changes in the capital structure; and
¡	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
¡	dilution to existing shareholders’ position;
¡	terms of the offer;
¡	financial issues;
¡	management’s efforts to pursue other alternatives;
¡	control issues; and
¡	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
¡	tax and regulatory advantages;
¡	planned use of the sale proceeds;
¡	valuation of spinoff;
¡	fairness opinion;
¡	benefits to the parent company;
¡	conflicts of interest;
¡	managerial incentives;
¡	corporate governance changes; and
¡	changes in the capital structure.

5.14	Value Maximization Proposals
•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)
•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
¡	valuation;
¡	market reaction;
¡	deal timing;
¡	negotiations and process;
¡	conflicts of interest;
¡	voting agreements; and
¡	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

•
7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:
¡	specific reasons/rationale for the proposed increase;
¡	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
¡	the board’s governance structure and practices; and
¡	risks to shareholders of not approving the request.
•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
¡	it is intended for financing purposes with minimal or no dilution to current shareholders; and
¡	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is "blank check" (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or "declawed" (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
¡	more simplified capital structure;
¡	enhanced liquidity;
¡	fairness of conversion terms;
¡	impact on voting power and dividends;
¡	reasons for the reclassification;
¡	conflicts of interest; and
¡	other alternatives considered.

7.8	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends
•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock
•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:
¡	the total cost of the company’s equity plans is unreasonable;
¡	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
¡

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

¡

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

¡	the plan is a vehicle for poor pay practices.
•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation
•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
¡	director stock ownership guidelines with a minimum of three times the annual cash retainer;
¡	vesting schedule or mandatory holding/deferral period:
•	a minimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
¡	mix between cash and equity:
•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
¡	no retirement/benefits and perquisites provided to non-employee directors; and
¡

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director
•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
¡	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
¡	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
¡	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
¡	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
¡	an executive may not trade in company stock outside the 10b5-1 Plan; and
¡	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
¡	historic trading patterns;
¡	rationale for the repricing;
¡	value-for-value exchange;
¡	option vesting;

¡	term of the option;
¡	exercise price; and
¡	participation.

8.8	Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
¡	purchase price is at least 85% of fair market value;
¡	offering period is 27 months or less; and
¡	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
¡	purchase price is at least 85% of fair market value;
¡	offering period is greater than 27 months; and
¡	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
¡

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

¡	There is a misalignment between CEO pay and company performance (pay for performance);
¡	The company maintains problematic pay practices;
¡	The board exhibits poor communication and responsiveness to shareholders.
¡	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
¡	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
¡	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
¡	Balance of performance-based versus non-performance-based pay.
•	Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")
¡	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
¡	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
¡	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance
•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

¡	What aspects of the company's short-term and long-term incentive programs are performance-driven?
¡	Can shareholders assess the correlation between pay and performance based on the company's disclosure?
¡	What type of industry does the company belong to?
¡	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard
•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements
•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
¡	the parachute should be less attractive than an ongoing employment opportunity with the firm;
¡	the triggering mechanism should be beyond the control of management;
¡	the amount should not exceed three times base salary plus guaranteed benefits; and
¡

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
¡	If presented as a separate voting item, OFI will apply the same policy as above.
¡

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management say on pay"), OFI will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
¡	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
¡	the nature of the proposal where financial restatement is due to fraud;
¡	whether or not the company has had material financial problems resulting in chronic restatements; and/or
¡	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals
•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:
¡	have a discernable positive impact on short-term or long-term share value; or
¡	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•

the degree to which the company's stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company's analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.7	Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
¡	there are material concerns about the financials presented or audit procedures used; or
¡	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8	Allocation of Income and Dividends
•	Vote FOR approval of allocation of income and distribution of dividends, unless:
¡	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
¡	the payout ratio is excessive given the company’s financial position.

1.1.9	Stock (Scrip) Dividend Alternative
•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10 Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3	Appointment of Internal Statutory Auditors
•	Vote FOR the appointment and reelection of statutory auditors, unless:
¡	there are serious concerns about the statutory reports presented or the audit procedures used;
¡	questions exist concerning any of the statutory auditors being appointed; or
¡	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4	Remuneration of Auditors
•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5	Indemnification of Auditors
•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.14	Discharge of Board and Management
•	Vote FOR discharge of the board and management, unless:
¡	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
¡	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3	Poison Pills
•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

¡	to give the board more time to find an alternative value enhancing transaction; and
¡	to ensure the equal treatment of shareholders.
•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
¡	determine whether actions by shareholders constitute a change in control;
¡	amend material provisions without shareholder approval;
¡	interpret other provisions;
¡	redeem the plan without a shareholder vote; or
¡	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
¡	unacceptable key definitions;
¡	flip-over provision;
¡	permitted bid period greater than 60 days;
¡	maximum triggering threshold set at less than 20% of outstanding shares;
¡	does not permit partial bids;
¡	bidder must frequently update holdings;
¡	requirement for a shareholder meeting to approve a bid; or
¡	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
¡	an exemption for a “permitted lock up agreement”;
¡	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
¡	exclude reference to voting agreements among shareholders.

4.8	Renew Partial Takeover Provision
•	Vote FOR proposals to renew partial takeover provision.

4.9	Depositary Receipts and Priority Shares
•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.

4.10	Issuance of Free Warrants
•	Vote AGAINST the issuance of free warrants.

4.11	Defensive Use of Share Issuances
•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.16	Mandatory Takeover Bid Waivers
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17	Related-Party Transactions
•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18	Expansion of Business Activities
•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

7.12	Pledge of Assets for Debt
•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13	Increase in Authorized Capital
•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
¡	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
¡	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15	Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
¡

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

¡

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16	Convertible Debt Issuance Requests
•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18	Reissuance of Shares Repurchased
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19	Capitalization of Reserves for Bonus Issues/Increase in Par Value
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration
•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22	Retirement Bonuses for Directors and Statutory Auditors
•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

Pacific Investment Management Company LLC

May 2010

Proxy Voting Policies and Procedures

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

a) In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b) Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest), or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance Department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department, any potential actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no material actual or apparent conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

2 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.

Proxy Voting Policy & Procedures

If an actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

c) All Other Securities. Client proxies for all other securities (including fixed income securities) are reviewed by the Legal and Compliance Department to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to a fixed income security.

If no actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. In certain cases, a proxy relating to a bank loan may contain material non-public information, in which case, pursuant to PIMCO’s policies and procedures regarding the use of such information, the proxy may be voted by someone other than the applicable PM.

If an actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

2. Resolution of Identified Conflicts of Interest

a) Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“RM Guidelines”). PIMCO has determined to follow the RM Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b) All Securities Not Covered by the ISP. The following applies to (i) votes and consents with respect to fixed income securities, (ii) proxies received in relation to equity securities for which the ISP is unable to provide recommendations on how to vote, and (iii) proxies for which, as described below, a PM determines to override the ISP’s voting recommendation.

In each case, such proxies will be reviewed by the Legal and Compliance Department and if a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance Department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance Department. The Legal and Compliance

Department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

1) Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

• If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

• If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance Department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2) Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

• permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

• voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

• having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts

Committee may consider various factors, including:

• The extent and nature of the actual or apparent conflict of interest;

• If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

• The nature of the relationship of the issuer with PIMCO (if any);

• Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

• Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3) The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance Department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

c) Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund.

Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

d) Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C. Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1. Proxy Voting Process: Equity Securities

a) The Role of the ISP.

PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the RM Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations unless instructed otherwise by PIMCO.

PIMCO permits the ISP to vote in accordance with its recommendation, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b) Overrides of ISP’s Recommendations.

1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance Department deem relevant:

☐ Name and ticker symbol of issuer;

☐ Percentage of the outstanding shares of the issuer held;

☐ The name(s) of the fund(s) or account(s) holding the securities;

☐ A summary of the proposal;

☐ The date of the shareholder meeting and the response deadline;

☐ Whether the proposal is being made by management or a shareholder;

☐ Management’s recommendation with respect to the proposal;

☐ The ISP recommendation with respect to the proposal;

☐ The reasoning behind the PM’s decision to recommend the override;

☐ Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

☐ Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance Department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance Department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance Department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group will inform the ISP of the voting decision for implementation by the ISP.

c) When the ISP Does Not Provide a Recommendation.

In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.2.

2. Proxy Voting Process: All Other Securities (including equity securities not voted by the ISP)

The ISP covers the majority of equity securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP, an equity proxy will not be covered by the ISP. Equity proxies not covered by the ISP and proxies in respect of securities other than equity securities (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance Department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a) Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance Department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance Department will forward each OS Proxy to PIMCO’s Middle Office Group, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance Department will, in accordance with Section B.2 above, resolve such conflict pursuant to a Conflicts Committee Protocol or, if no such protocol is applicable to the conflict at issue, elevate such conflict to the Conflicts Committee for direct resolution.

b) Vote. (i) Where no material conflict of interest was identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest was identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c) Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d) Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e) Recordkeeping. PIMCO Operations will forward the ballot and log to IMS West which will be incorporated into the Corporate Action Event Report (CAER).

3. Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

4. Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan.

The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each investment company that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance Department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures.

Such review process will include a review of PM overrides of the ISP’s voting recommendations.

Effective Date: August 2003

Revised Dates: May 2007

May 2010

Appendix

The Industry Service Provider for Equity Securities proxy voting is RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

Ranger Investment Management, L.P.

PROXY VOTING

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.

The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the CCO.

The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. These beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.

The Firm has engaged the services of RiskMetrics Group, ISS Governance Services (“ISS”) to assist it with administration of the proxy voting process. In addition to general administration assistance, ISS services also include proxy voting recommendations based upon research and guidelines published by ISS. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from ISS recommendations.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.

The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.

Key Proxy Voting Issues:

•	Election of Directors and Appointment of Accountants

The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.

•	Increase Authorized Capital

The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.

•	Preference Shares

The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

•	Dual Capitalization, Other Preferential Voting Rights

The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

•	Merger/Acquisition

All proposals are reviewed on a case by case basis by taking the following into consideration:

▪    whether the proposed acquisition price represents fair value;

▪	whether shareholders could realize greater value through other means; and

▪	whether all shareholders receive equal/fair treatment under the merger acquisition terms.

•	Restructuring/Recapitalization

All proposals are reviewed on a case by case basis taking the following into consideration:

▪	whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and

▪	whether the company’s longer term prospects will be positively affected by the proposal.

•	Provide Director Indemnification

The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.

•	Share Option Plans

The Firm will generally vote against proposals which authorize:

▪	more than 10% of the company’s outstanding shares to be reserved for the award of share options; or

▪

the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or

▪	the exchange of outstanding options for new ones at lower exercise prices.

Shareholder Proposals - Corporate Governance Issues:

•	Majority Independent Board

The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

•	Executive Compensation

The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.

Potential Conflicts of Interest:

In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm will first seek to apply the general guidelines discussed above without regard to the conflict. If the guidelines discussed above do not apply, the Firm will evaluate the situation and document the issue and resolution on a Proxy Voting Exception Report. The resolution may very well include notifying the beneficial owners of such conflict, describe how the Firm proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, the Firm will vote as indicated in its notice to investors.

Recordkeeping and Reports:

In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:

1.	The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.

2.

The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized ISS to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

3.	The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.

Schroder Investment Management North America Inc.

Investment and Corporate Governance: Schroders’ Policy

This document outlines the approach taken by Schroder Investment Management Limited and other asset management entities within the Schroders Group to corporate governance, ownership, engagement and the responsible use of voting rights. This document may be part of a wider policy accommodating additional statements, where necessary, for regulatory purposes or for the benefit of clients in different locations.

Schroders expects the companies, in whose securities we invest funds on behalf of clients, to achieve returns justifying a company’s use of the capital invested. It follows that the boards of companies in which our clients’ funds are invested must consider and review the strategy, the operating performance, the quality of leadership and management and the internal controls of the companies they direct, in order to produce the returns required by our clients.

We concentrate on each company’s ability to create sustainable value and may question or challenge companies about governance issues that we perceive may affect the value of those companies. Engagement and proxy voting are therefore an integral part of our investment process.

September 2010

Corporate Governance:

The Role and Objectives of Schroders as an Investment Manager

Schroders as an Investor

The asset management operations within the Schroders group invest in equity securities in order to earn returns for clients over the long term. The sale of shares of a successful company by Schroders is not necessarily a reflection of our view of the quality of the management of a company but may be because of our belief that other companies will offer greater share price growth relative to their current valuation. The purchase and sale of shares will also be affected by the flow of client funds under our control and asset allocation decisions.

Schroders as an Owner

Share interests carry ownership rights. Exercising those rights is an integral part of our investment process.

The overriding principle is that our objective for the exercise of shareholder rights and responsibilities, including all engagement, activism, voting and corporate responsibility activity is to enhance returns for clients.

In seeking to maximize value for clients, we must act in the best interests of clients and consistent with client mandates. Thus, we will consider and seek to enhance the long term value of equity holdings. In determining long term value, we must consider the risk attaching to investments compared with an opportunity to sell a holding, particularly in the event of a takeover.

Companies should act in the best interests of their owners, the shareholders. We encourage companies to have due regard for other stakeholders – no company can function, for example, without a good workforce, without providing quality services or goods to customers, without treating suppliers with respect and without maintaining credibility with lenders. However, it is the interests of the owners of the business which should be paramount.

We accept that no one model of governance can apply to all companies and we will consider the circumstances of each company. It is in the best interests of clients for us to be pragmatic in the way we exercise ownership rights. This is particularly the case with smaller companies.

Engagement

Engagement with companies is part of our investment process1. In all engagement and intervention, our purpose is to seek additional understanding or, where necessary, seek change that will protect and/or enhance the value of the investments for which we are responsible. Engagement has the added advantage of enhancing communication and understanding between companies and investors. It is our intention to meet appropriate standards on engagement.

Systematic Financial Management, L.P.

PROXY VOTING DISCLOSURE

Clients may delegate proxy-voting authority over their account to Systematic. The client, through written notice, may make such delegation to the account custodian or brokerage firm. In the event a client delegates proxy voting authority to Systematic, it remains the client’s obligation to direct their account custodian or brokerage firm to forward applicable proxy materials to Systematic’s agent of record so their account shares can be voted. Systematic will not vote shares unless its agent receives proxy materials on a timely basis from the custodian or brokerage firm. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic. However clients who participate in securities lending programs may revoke their participation in such programs without notice to Systematic.

Systematic has retained an independent proxy-voting agent (agent), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies, and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. There may be a situation where the agent itself may have a material conflict with an issuer of a proxy. In those situations, the agent will fully or partially abstain from voting, and Systematic’s Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic’s Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest, or to review its voting policies and procedures.

Systematic maintains four sets of proxy voting guidelines: one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation: proxies issued by companies that the firm has decided to sell, proxies issued for securities that the firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not forwarded in a timely manner by a custodian, or ballots that were not received by Systematic from its proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures, in addition to how Systematic voted proxies for securities held in your account(s), are available upon request.

Third Avenue Management LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes Third Avenue Management LLC’s (“Third Avenue”) policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, Third Avenue is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

Third Avenue has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

Third Avenue’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which Third Avenue serves as adviser or sub-adviser5 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which Third Avenue has voting responsibility1.

Sole Voting Responsibility

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to Third Avenue’s Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by Third Avenue’s President, determines how the proxies shall be voted applying Third Avenue’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. Third Avenue’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of Third Avenue’s Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. Third Avenue’s General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

Third Avenue may share voting responsibility with a client who has retained the right to veto Third Avenue’s voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM’s determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at Third Avenue who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to Third Avenue’s General Counsel. Third Avenue’s General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue’s General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

Third Avenue shall maintain required records relating to votes cast, client requests for information and Third Avenue’s proxy voting policies and procedures in accordance with applicable law.

[1]	Advisers of certain mutual funds sub-advised by Third Avenue have retained their own authority to vote proxies.

Thompson, Siegel & Walmsley LLC

PROXY VOTING POLICY

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

• Operational Issues

• Corporate Responsibility

• Board of Directors

• Consumer Issues and Public Safety

• Proxy Contests

• Environment and Energy

• Anti-takeover Defenses and Voting Related Issues

• General Corporate Issues

• Mergers and Corporate Restructurings

• Labor Standards and Human Rights

• State of Incorporation

• Military Business

• Capital Structure

• Workplace Diversity

• Executive & Director Compensation

• Mutual Fund Proxies

• Equity Compensation Plans

• Specific Treatment of Certain Award Types in Equity Plan Evaluations

• Other Compensation Proposals & Policies

• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and ISS will examine each issue solely from an economic perspective.

A complete summary of ISS’s voting guidelines, domestic & foreign, are available at:

http://www.issgovernance.com/policy/2012/policy_information

Conflicts of Interest:

Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions, and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

All proxies are voted solely in the best interest of clients.

Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Practical Limitations Relating to Proxy Voting:

While TS&W uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.

Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports:

The proxy information is maintained by ISS on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

Thornburg Investment Management, Inc.

THORNBURG INVESTMENT MANAGEMENT, INC.

THORNBURG INVESTMENT TRUST

Proxy Voting Policy

March 2011

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations.

Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security. It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described Thornburg Investment Management, Inc. in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a) Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

(b) If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and

(c) TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e) Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Recordkeeping in accordance with “Recordkeeping”, below.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a) The name of the issuer of the portfolio security;

(b) The exchange ticker symbol of the portfolio security;

(c) The CUSIP number for the portfolio security;

(d) The shareholder meeting date;

(e) A brief identification of the matter voted on;

(g) Whether a vote was cast on the matter;

(h) How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(i) Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Accounting response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a) Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d) Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e) Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a) Copies of this Policy as from time to time revised or supplemented;

(b) A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;

(c) Voting Results for each Investment Client;

(d) A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e) A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

(f) Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer shall maintain the following records:

(a) All written reports arising from annual reviews of policy function; and

(b) Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix.

The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

Transamerica Asset Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

I.	Purpose

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II.	TAM’s Advisory Activities

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the "Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III.	Summary of the TAM Proxy Policy

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

IV.	Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

A.	Appointment of Proxy Administrator

TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

B.	Initial Review

1.	The Proxy Administrator will collect from each Sub-Adviser:

a)        its Sub-Adviser Proxy Policy;

b)        a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c)        a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2.      The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a)        whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b)        whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c)        whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3.      The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4.      TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5.      TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C.	Subsequent Review

TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D.	Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

V.	TAM Exercise of Proxy Voting Authority

A.	Use of Independent Third Party

If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B.	Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C.	Asset Allocation Portfolios

For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VI.	Conflicts of Interest Between TAM or Its Affiliates and the Funds

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VII.	Recordkeeping
A.	Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

1.	the TAM Proxy Voting Policy; and
2.	records of Fund client requests for TAM proxy voting information.

B.	Records for TAM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1.	proxy statements received regarding matters it has voted on behalf of Fund clients;
2.	records of votes cast by TAM; and
3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C.	Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1.	each Sub-Adviser Proxy Policy; and
2.	the materials delineated in Article V above.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D.	Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

VIII.	Provision of TAM Proxy Policy to Fund Clients

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: November 13, 2009

Water Island Capital, LLC

PROXY VOTING POLICIES AND PROCEDURES

Water Island Capital, LLC intends to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Water Island Capital, LLC has the responsibility of overseeing voting policies and decisions. Our proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

CONFLICTS OF INTEREST

Water Island Capital, LLC recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island Capital, LLC or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Water Island Capital, LLC shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island Capital, LLC with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island Capital, LLC ‘s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. Water Island Capital, LLC shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island Capital, LLC ‘s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, Water Island Capital, LLC may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and Water Island Capital, LLC shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

ELECTION OF THE BOARD OF DIRECTORS

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent. We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock's current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

CORPORATE AND SOCIAL POLICY ISSUES

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

PROXY VOTING PROCESS

Proxy voting is subject to the supervision of the Chief Compliance Officer. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

Wellington Management Company, LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines Composition and Role of the Board of Directors

• Election of Directors: Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

• Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

• Adopt Director Tenure/Retirement Age (SP): Against

• Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

• Allow Special Interest Representation to Board (SP): Against

• Require Board Independence: For

We believe that, in the absence of a compelling counterargument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

• Require Key Board Committees to be Independent. For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

• Require a Separation of Chair and CEO or Require a For Lead Director:

• Approve Directors’ Fees: For

• Approve Bonuses for Retiring Directors: Case-by-Case

• Elect Supervisory Board/Corporate Assembly: For

• Elect/Establish Board Committee: For

• Adopt Shareholder Access/Majority Vote on Election of Case-by-Case

Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans: Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans: For

• Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not taxdeductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy: Case-by-Case

• To approve compensation packages for named executive Officers: Case-by-Case

• To determine whether the compensation vote will occur every 1, 2 or 3 years: 1 Year

• Exchange Underwater Options: Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

• Eliminate or Limit Severance Agreements (Golden Case-by-Case Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

• To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

• Shareholder Approval of Future Severance Agreements Case-by-Case

Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

• Expense Future Stock Options (SP): For

• Shareholder Approval of All Stock Option Plans (SP): For

• Disclose All Executive Compensation (SP): For

Reporting of Results

• Approve Financial Statements: For

• Set Dividends and Allocate Profits: For

• Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

• Ratify Selection of Auditors and Set Their Fees: Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

• Elect Statutory Auditors: Case-by-Case

• Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

• Shareholder Rights Plans Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

• Eliminate Right to Call a Special Meeting: Against

• Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

• Adopt Anti-Greenmail Provision: For

• Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

• Remove Right to Act by Written Consent: Against

Capital Structure

• Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

• Approve Merger or Acquisition: Case-by-Case

• Approve Technical Amendments to Charter: Case-by-Case

• Opt Out of State Takeover Statutes: For

• Authorize Share Repurchase: For

• Authorize Trade in Company Stock: For

• Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring: Case-by-Case

• Issue Stock with or without Preemptive Rights: Case-by-Case

• Issue Debt Instruments: Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP): Case-by-Case

• Disclose Political and PAC Gifts (SP): Case-by-Case

We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

• Require Adoption of International Labor Organization’s Case-by-Case

Fair Labor Principles (SP):

• Report on Sustainability (SP): Case-by-Case

Miscellaneous

• Approve Other Business: Against

• Approve Reincorporation: Case-by-Case

• Approve Third-Party Transactions: Case-by-Case

Dated: April 28, 2011

APPENDIX B

PORTFOLIO MANAGERS

Transamerica Arbitrage Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John S. Orrico	2	$2.5 billion	0	$0	1	$124 million
Todd W. Munn	2	$2.5 billion	0	$0	1	$124 million
Roger P. Foltynowicz	2	$2.5 billion	0	$0	1	$124 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John S. Orrico	0	$0	0	$0	1	$3 million
Todd W. Munn	0	$0	0	$0	1	$3 million
Roger P. Foltynowicz	0	$0	0	$0	1	$3 million

Conflicts of Interest

Water Island Capital, LLC (“WIC”) understands that since Messrs. Orrico, Munn, and Foltynowicz serve as portfolio managers of the fund and other accounts creates the potential for conflicts of interest. However, WIC does not believe that the overlapping responsibilities of Messrs. Orrico, Munn, and Foltynowicz or the various elements of their compensation present any material conflict of interest for the following reasons:

•	The fund and other accounts are similarly managed;
•	WIC follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the fund and the other accounts in a fair and equitable manner;
•	WIC had adopted policies limiting the ability of Messrs. Orrico, Munn, and Foltynowicz to cross trade securities between the fund and other accounts and
•	All allocations are subject to review by WIC’s Chief Compliance Officer.

Compensation

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

John S. Orrico	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Orrico receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Todd Munn	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Munn receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Roger Foltynowicz	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Foltynowicz receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Asset Allocation – Conservative Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$18.91 billion	0	$0	108,068	$2.30 billion

Michael Stout	16	$18.88 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$18.88 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0

Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$18.62 billion	0	$0	108,068	$2.30 billion

Michael Stout	16	$18.59 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$18.59 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0

Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$17.92 billion	0	$0	108,068	$2.30 Billion

Michael Stout	16	$17.89 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$17.89 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0

Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$17.10 billion	0	$0	108,068	$2.30 billion

Michael Stout	16	$17.07 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$17.07 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0

Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Multi-Manager International Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number*	Assets Managed
Jon Hale	19	$19.79 billion	0	$0	108,068	$2.30 billion

Michael Stout	16	$19.76 billion	0	$0	108,068	$2.30 billion
Dan McNeela	16	$19.76 billion	0	$0	108,068	$2.30 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0

Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

*

Relates to individual retirement accounts that Morningstar Associates, the Portfolio Construction Manager of the funds, has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar Associates’ managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.

Conflict of Interest

The Portfolio Construction Manager is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar’). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict of interest exists since Morningstar could be providing ratings and analysis on products to which the Portfolio Construction Manager provides services. First, Morningstar will not create analyst commentary for portfolios where Morningstar’s subsidiaries act as a portfolio construction manager/sub-adviser. This commentary is general subjective in nature and could represent a conflict of interest. This means that the portfolios in which the Portfolio Construction Manager is involved with will not receive written analyst commentary from Morningstar. However, such portfolios will receive Morningstar Star Ratings. These ratings are purely quantitative and, therefore, cannot be biased by subjective factors. Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit—a separate and distinct unit within Morningstar. A situation may occur where personnel of the Portfolio Construction Manager provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independent from the Portfolio Construction Manager.

Finally, the Portfolio Construction Manager acts as a portfolio construction manager/sub-adviser to other fund-of-funds products affiliated with Transamerica Funds. Similar to its responsibilities with Transamerica Funds, for these other fund-of-funds products, the Portfolio Construction Manager determines the asset allocation percentages, selects underlying funds based on an investment universe defined by a party other than the Portfolio Construction Manager, provides trading instructions to a custodian and performs ongoing monitoring of the asset allocation mix and underlying funds. Given that the underlying holdings of these other fund-of-funds products and the asset allocation portfolios within Transamerica Funds are registered mutual funds and that investment universe from which underlying holdings are chosen from are determined by someone other than Portfolio Construction Manager, potential conflicts of favoring one product over another in terms of investment opportunities are greatly mitigated.

Compensation

All of the above mentioned co-portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar Associates. The co-portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of Morningstar Associates, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar Associates. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

Ownership of Securities

As of October 31, 2011, neither Mr. Ratner nor Mr. McNeela beneficially owned shares of any equity securities in the funds. Mr. Stout owns the following fund: Transamerica Asset Allocation – Growth Portfolio: Market value range as of October 31, 2011: $100,001 – $500,000.

Transamerica Multi-Manager Alternative Strategies Portfolio

As of April 17, 2012	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Timothy S. Galbraith	0	$0	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Timothy S. Galbraith	0	$0	0	$0	0	$0

Conflict of Interest

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the fund. TAM may have an incentive to allocate the fund’s assets to those underlying funds for which the fees paid to TAM are higher than the fees paid by other underlying funds that are sub-advised by an affiliate and/or otherwise result in the greatest revenue to TAM and its affiliates.

TAM has policies and procedures in place to mitigate conflicts of interest.

Compensation

The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. In addition, deferred cash bonuses are awarded based on the (a) performance of the funds under their management against the funds’ respective benchmarks, (b) net sales of the funds under their management, (c) and fund net assets under their management. These factors are generally measured over a one, three and five year period, and any deferred compensation is paid out over a three year period. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determine the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed.

Ownership of Securities

As of April 17, 2012, the portfolio manager did not beneficially own any shares of the portfolios.

Transamerica Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kathleen C. Gaffney	11	$45.9 billion	9	$5.9 billion	56	$4.6 billion
Daniel J. Fuss	14	$48.4 billion	3	$2 billion	75	$9.8 billion
Mathew Eagan	14	$46.3 billion	16	$5.8 billion	51	$4.9 billion
Elaine M. Stokes	10	$45.7 billion	7	$4 billion	53	$3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kathleen C. Gaffney	0	$0	0	$0	0	$0
Daniel J. Fuss	0	$0	0	$0	3	$469 million
Mathew Eagan	0	$0	0	$800 million	0	$0
Elaine M. Stokes	0	$0	0	$0	1	$237 million

Conflict of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Transamerica Loomis Sayles Bond is the Barclays Capital U.S. Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance.

Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplements existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-complete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company’s acquisition of Loomis Sayles’ previous parent company.

Mr. Eagan also serves as a Portfolio Manager to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on the investment activities for each of those funds.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Capital Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
David S. Cohen	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Sam G. Chainani	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Alexander T. Norton	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Jason C. Yeung	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Armistead B. Nash	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Transamerica Developing Markets Debt

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Eric J. Baurmeister	7	$2.6 billion	15	$1.8 billion	15	$5.0 billion
Federico L. Kaune	7	$2.6 billion	15	$1.8 billion	15	$5.0 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Eric J. Baurmeister	0	$0	0	$0	2	$522 million
Federico L. Kaune	0	$0	0	$0	2	$522 million

Transamerica Dividend Focused

[TO BE PROVIDED]

As of November 30, 2012	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Ray Nixon		$		$		$
Lewi Ropp		$		$		$
Brian Quinn, CFA		$		$		$

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Ray Nixon		$		$		$
Lewi Ropp		$		$		$
Brian Quinn, CFA		$		$		$

Conflict of Interest

[TO BE UDPATED]

Compensation

[TO BE UPDATED]

Ownership of Securities

[As of October 31, 2012, the portfolio managers did not own any shares in the funds they manage[.

Transamerica Growth Opportunities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
David S. Cohen	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Sam G. Chainani	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Alexander T. Norton	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Jason C. Yeung	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Armistead B. Nash	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Transamerica Small Company Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
David S. Cohen	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Sam G. Chainani	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Alexander T. Norton	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Jason C. Yeung	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion
Armistead B. Nash	35	$18.6 billion	4	$3.6 billion	13	$1.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Conflict of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the sub-adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the sub-adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the fund invests, the sub-adviser could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.
•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
•	The investment performance of the funds/accounts managed by the portfolio manager.
•	Contribution to the business objectives of the Adviser.
•	The dollar amount of assets managed by the portfolio manager.
•	Market compensation survey research by independent third parties.
•	Other qualitative factors, such as contributions to client objectives.
•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not own any shares in the funds they manage.

Transamerica Commodity Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Stephen Lucas	106	$43 billion	128	$44.1 billion	1,955	$228.3 billion
Michael Johnson	11	$822 million	24	$3.1 billion	14	$964 million
John Calvaruso	11	$822 million	32	$4.4 billion	23	$3.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Stephen Lucas	0	$0	17	$6.1 billion	38	$12.2 billion
Michael Johnson	0	$0	0	$0	0	$0
John Calvaruso	0	$0	8	$1.2 billion	0	$0

Conflict of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your fund or limit your fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your fund may directly and indirectly invest. Thus, it is likely that your fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your fund, GSAM receives management fees from the fund. In addition, GSAM’s affiliates may earn fees from relationships with your fund. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance, Goldman Sachs may still receive significant compensation from your fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your fund. The results of your fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your fund. Your fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your fund or who engage in transactions with or for your fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for the Commodity Strategy Fund:

Commodity Strategy Fund: DJ-UBS Commodity Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Core Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Douglas S. Swanson	10	$31.8 billion	7	$8.2 billion	68	$13.1 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Douglas S. Swanson	0	$0	0	$0	4	$2.3 billion

Transamerica International Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon B. Jonsson	1	$1.95 billion	23	$4 billion	13	$3.8 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon B. Jonsson	0	$0	0	$0	0	$0

Transamerica Long/Short Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Terance Chen	9	$2.54 billion	1	$171 million	2	$407 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Terance Chen	0	$0	0	$0	0	$0

Transamerica Mid Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jonathan K.L. Simon	14	$10.6 billion	6	$2.5 billion	27	$1.7 billion
Lawrence Playford	8	$8.8 billion	2	$509 million	21	$1.5 billion
Gloria Fu	8	$8.8 billion	2	$509 million	21	$1.4 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jonathan Simon	0	$0	0	$0	0	$0
Lawrence Playford	0	$0	0	$0	0	$0
Gloria Fu	0	$0	0	$0	0	$0

Transamerica Multi-Managed Balanced - JPMorgan

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Blasdell	5	$1.16 billion	3	$779 million	1	$202 million
Terance Chen	9	$2.45 billion	1	$171 million	2	$407 million
Raffaele Zingone	5	$1.3 billion	2	$450 million	5	$7.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Blasdell	0	$0	0	$0	4	$3.47 billion
Terance Chen	0	$0	0	$0	0	$0
Raffaele Zingone	0	$0	0	$0	2	$2.6 billion

Conflict of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JP Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica Developing Markets Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Justin Leverenz	4	$24.4 billion	2	$823 million	3	$308 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Justin Leverenz	0	$0	0	$0	0	$0

Conflict of Interest

As indicated in the chart above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the funds’ investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the funds and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the funds. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the funds, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the funds’ Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the funds, or she may manage funds or accounts with different investment objectives and strategies.

Compensation

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenhiemer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to Transamerica Developing Markets is Lipper – Emerging Markets funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the fund’s portfolio assets, although the fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds as accounts managed by the Portfolio Manager. Except as described, the compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the fund, described above.
Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the funds.

Transamerica Diversified Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul E. Marrkand	11	$8.5 billion	8	$1.2 billion	9	$1.4 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul E. Marrkand	1	$3.8 billion	0	$0	0	$0

Transamerica Emerging Markets

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Vera M. Trojan	0	$0	11	$5.3 billion	23	$4.3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Vera M. Trojan	0	$0	2	$108 million	8	$1.1 billion

Conflict of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The funds’ managers listed in the prospectuses who are primarily responsible for the day-to-day management of the funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the funds. The Investment Professionals make investment decisions for each account, including the relevant fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the relevant fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the funds. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of each fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended October 31, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other investment professionals is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Bousa and Marrkand and Ms. Trojan are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Diversified Equity	Russell 1000® Growth Index
Transamerica Emerging Markets	MSCI Emerging Markets Index

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the funds.

Transamerica Emerging Markets Debt

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Moses	0	$0	2	$1.4 billion	11	$863 million
Todd Howard	0	$0	2	$1.4 billion	11	$863 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Moses	0	$0	0	$0	0	$0
Todd Howard	0	$0	0	$0	0	$0

Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

Logan Circle has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Logan Circle and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the Logan Circle enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan Circle may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

Logan Circle has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with Logan Circle’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan Circle will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of Logan Circle permits a fair and equitable allocation over time.

Logan Circle will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan Circle may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice Logan Circle may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by Logan Circle for other client accounts.

Compensation

Logan Circle’s compensation program is structured to align the firm’s compensation and incentive programs with the interests of our clients. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of Logan Circle, their contribution towards team objectives and their ability to generate long-term investment success for the firm’s clients. Logan Circle believes that these financial incentives, and the Logan Circle cultural environment, create an organization that will be highly successful in attracting and retaining high-caliber investment professionals. The incentive program is primarily comprised of four elements:

(i) Fixed base salary: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Logan Circle’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Logan Circle considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer groups or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

(iii) Long-Term Incentive Plan (“LTIP”): As a long-term incentive and performance bonus, Logan Circle and Fortress Investment Group LLC (“FIG”), Logan Circle’s parent company, have structured a Long-Term Incentive Plan (“LTIP”). Shares of this earnings bonus plan are distributed to Logan Circle’s key investment and non-investment personnel as a means of incentive and retention.

(iv) Contributions under the FIG 401(k) Plan: The contributions are based on the overall profitability of FIG. The amount and allocation of the contributions are determined at the sole discretion of FIG.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Emerging Markets Equity

(as of March 31, 2012)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David R. Vaughn	0	$0	3	$436 million	4	$178 million
Alex Turner	0	$0	3	$436 million	3	$176 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
David R. Vaughn	0	$0	0	$0	0	$0
Alex Turner	0	$0	0	$0	0	$0

Conflict of Interest

Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund’s investments on the one hand and the investments of other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and the other clients for whom he manages an account. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

Compensation

Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) for those employees with equity in the firm, distributions from the LLC. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.

Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short term individual performance would not incent investment team members to do so. The firm’s overall annual cash bonus pool is typically based on a fixed percentage of pre-bonus operating income. ClariVest believes that equity ownership in the firm (or the potential for such) is both a tool for attracting and retaining employees.

Ownership of Securities

As of March 31, 2012, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Flexible Income

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian W. Westhoff (lead)	2	$390 million	0	$0	17	$2.14 billion
Greg Haendel	6	$5.05 billion	0	$0	16	$1.20 billion
Bradley J. Beman	4	$1.37 billion	4	$396 million	1	$2.43 billion
James K. Schaeffer, Jr.	4	$1.37 billion	0	$0	1	$117 million
David Halfpap	3	$1.29 billion	0	$0	23	$3.87 billion
Rick Perry	2	$390 million	0	$0	20	$46.72 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian W. Westhoff (lead)	0	$0	0	$0	0	$0
Greg Haendel	0	$0	0	$0	0	$0
Bradley J. Beman	0	$0	0	$0	0	$0
James K. Schaeffer, Jr.	0	$0	0	$0	0	$0
David Halfpap	0	$0	0	$0	0	$0
Rick Perry	0	$0	0	$0	0	$0

Transamerica High Yield Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker	2	$980 million	4	$395.8 million	1	$2.43 billion
Bradley J. Beman	4	$1.37 billion	4	$395.8 million	1	$2.43 billion
Benjamin D. Miller	2	$980 million	4	$395.8 million	1	$2.43 billion
James K. Schaeffer, Jr.	4	$1.37 billion	0	$0	1	$117 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker	0	$0	0	$0	0	$0
Bradley J. Beman	0	$0	0	$0	0	$0
Benjamin D. Miller	0	$0	0	$0	0	$0
James K. Schaeffer, Jr.	0	$0	0	$0	0	$0

Transamerica Money Market

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg D. Haendel	6	$5.05 billion	0	$0	16	$1.2 billion
Doug Weih	4	$4.66 billion	0	$0	5	$7.82 billion
Garry Creed	3	$3.76 billion	0	$0	4	$431 million
Brian Barnhart (lead)	2	$941 million	0	$0	6	$9.84 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel	0	$0	0	$0	0	$0
Doug Weih	0	$0	0	$0	0	$0
Garry Creed	0	$0	0	$0	0	$0
Brian Barnhart (lead)	0	$0	0	$0	0	$0

Transamerica Short-Term Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg D. Haendel (lead)	6	$5.05 billion	0	$0	16	$1.2 billion
Doug Weih	4	$4.66 billion	0	$0	5	$7.82 billion
Garry Creed	3	$3.76 billion	0	$0	4	$431 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel (lead)	0	$0	0	$0	0	$0
Doug Weih	0	$0	0	$0	0	$0
Garry Creed	0	$0	0	$0	0	$0

Transamerica Tactical Income

(as of March 31, 2012)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sridip Mukhopadhyaya	9	$2.94 billion	0	$0	0	$0
David Halfpap	12	$4.20 billion	0	$0	26	$6.11 billion
Frank Rybinski	9	$2.94 billion	0	$0	0	$0
Jeffrey Whitehead	9	$2.94 billion	0	$0	1	$44.33 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sridip Mukhopadhyaya	0	$0	0	$0	0	$0
David Halfpap	0	$0	0	$0	0	$0
Frank Rybinski	0	$0	0	$0	0	$0
Jeffrey Whitehead	0	$0	0	$0	0	$0

Conflict of Interest

At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AUIM manages separate accounts for institutions, individuals, as well a various affiliated entities, which could create the potential for conflicts of interest. AUIM recognizes its fiduciary obligation to treat all clients, including the funds, fairly and equitably. AUIM mitigates the potential for conflicts between accounts through its trade aggregation and allocation policy and procedures. To facilitate the fair treatment among all our client accounts, AUIM does not consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM manages conflicts of interest between the funds and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.

Compensation

As of October 31, 2011, each portfolio manager’s compensation is provided directly by the fund’s sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and AEGON USA’s earnings results. The portfolio managers may participate in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

Greg Haendel and Brian Westhoff joined AUIM on February 22, 2011 after working for Transamerica Investment Management, LLC for several years.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any securities in the funds.

Transamerica Global Allocation

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis W. Stattman	6	$63.79 billion	4	$16.75 billion	0	$0
Dan Chamby	6	$63.79 billion	4	$16.75 billion	0	$0
Aldo Roldan	6	$63.79 billion	4	$16.75 billion	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis W. Stattman	0	$0	0	$0	0	$0
Dan Chamby	0	$0	0	$0	0	$0
Aldo Roldan	0	$0	0	$0	0	$0

Transamerica Large Company

(as of June 6, 2012)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Chris Leavy	28	$12.6 billion	11	$2.81 billion	10	$1.54 billion
Peter Stournaras	28	$12.6 billion	11	$2.81 billion	10	$1.54 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Chris Leavy	0	$0	1	$116.1 million	0	$0
Peter Stournaras	0	$0	1	$116.1 million	0	$0

Transamerica Multi-Managed Balanced - BlackRock

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Marra	20	$23.4 billion	2	$474.5 million	0	$0
Eric Pellicciaro	14	$13.5 billion	3	$779.8 million	0	$0
Rick Rieder	12	$120.7 billion	5	$1.65 billion	2	$144.6 million
Bob Miller	11	$10.85 billion	1	$355.3 million	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Marra	0	$0	0	$0	0	$0
Eric Pellicciaro	0	$0	1	$200 million	0	$0
Rick Rieder	0	$0	3	$83 million	1	$98 million
Bob Miller	0	$0	0	$0	0	$0

Conflict of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Stournaras may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr.Stournaras may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to this portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Multi-Cap Core, Lipper Multi-Cap Growth and Lipper Multi-Cap Value Fund Classifications.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Due to Portfolio Manager Chris Leavy’s unique position (Portfolio Manager, President and Chief Investment Officer of MLIM, SVP of Merrill Lynch & Co.) his compensation does not solely reflect his role as PM of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the primary driver of compensation.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Leavy and Stournaras are eligible to participate in these plans.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica Global Macro

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed*	Number	Assets Managed*	Number	Assets Managed*
Kenneth J. Ferguson	10	$2.2 billion	13	$1.7 billion	22	$10.2 billion
Dori Levanoni	10	$2.2 billion	13	$1.7 billion	22	$10.2 billion
Edgar E. Peters	2	$100.97 million	3	$790.48 million	0	0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth J. Ferguson	0	$0	8	$1.7 billion	11	$3.7 billion
Dori Levanoni	0	$0	8	$1.7 billion	11	$3.7 billion
Edgar E. Peters	0	$0	0	$0	0	$0

*Includes market values for fully funded portfolios and the notional values for margin funded portfolios managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.

Conflict of Interest

Potential conflicts of interest. First Quadrant's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. First Quadrant's investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of "subjectivity" risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

Compensation

Compensation: First Quadrant’s compensation consists of both a base salary and a bonus, both of which vary depending upon each individual employee's qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to tie bonus payouts to performance to insure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Ownership of Securities

As of the October 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Global Real Estate Securities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
T. Ritson Ferguson	12	$9.04 billion	40	$6 billion	78	$5.5 billion
Joseph P. Smith	12	$9.04 billion	38	$6 billion	77	$4.9 billion
Steven D. Burton	10	$7.7 billion	39	$6 billion	60	$4.8 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
T. Ritson Ferguson	0	$0	6	$446 million	7	$802 million
Joseph P. Smith	0	$0	6	$446 million	7	$802 million
Steven D. Burton	0	$0	6	$446 million	7	$802 million

Conflict of Interest

A Clarion portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a Clarion portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A Clarion portfolio manager may also manage accounts whose objectives and policies differ from those of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may also arise when a Clarion portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

The sub-adviser recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

As of October 31, 2011, there are three pieces of compensation for portfolio managers – base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the fund. With respect to the fund, such benchmarks include the FTSE EPRA/NAREIT Developed Index and the S&P Developed Property Index. Compensation is not based on the level of fund assets.

Senior management of Clarion, including the portfolio managers primarily responsible for the Fund, owns approximately 23% of the firm on a fully-diluted basis. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own equity securities in the fund.

Transamerica Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Blair Boyer	5	$2.8 billion	3	$269 million	32	$3.2 billion
Michael A. Del Balso*	11	$11.2 billion	5	$1.0 billion	5	$622 million
Spiros “Sig” Segalas	14	$24.4 billion	2	$272 million **	8	$2.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Blair Boyer	0	$0	0	$0	0	$0
Michael A. Del Balso	0	$0	0	$0	0	$0
Spiros “Sig” Segalas	0	$0	1	$7.8 million***	0	$0
*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
**	Excludes performance fee accounts.
***	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Conflict of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers: one and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices Russell 1000® Growth Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Ownership of Securities

As of October 31, 2011, Blair Boyer, Michael Del Balso and Spiros Segalas did not beneficially own any equity securities in the fund.

Transamerica International

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Benjamin Segal	5	$909 million	0	$0	67	$5.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Benjamin Segal	0	$0	0	$0	0	$0
*	Other accounts include separate accounts, sub-advised accounts and managed accounts (WRAP).

Conflict of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Compensation

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula. In addition, the bonus may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The terms of its long-term retention incentives are as follows:

•            Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees.

Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•             Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•            Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.

Ownership of Securities

As of October 31, 2011, the portfolio manager did not beneficially own any equity securities in the fund.

Transamerica International Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell	1	$126.2 million	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell	0	$0	0	$0	0	$0

Transamerica International Small Cap Value

[TO BE PROVIDED]

As of November 30, 2012	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell		$		$		$
Stedman D. Oakey, CFA		$		$		$

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell	0	$0	0	$0	0	$0
Stedman D. Oakey, CFA		$		$		$

Conflict of Interest

TS&W seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund and management of non-Fund accounts. TS&W has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TS&W’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TS&W seeks to treat all clients fairly and to put clients’ interests first.

Compensation

For each portfolio manager, TS&W’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.

  • Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

  • Bonus. Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.

  • Defined Contribution Plan. At the discretion of TS&W, a contribution may be made to the employer contribution account for eligible employees of the TS&W Retirement Plan subject to IRS limitations.

  • Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.

  • Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

Ownership of Securities

[As of October 31, 2012, the portfolio manager did not beneficially own shares in the fund.]

Transamerica International Equity Opportunities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Daniel Ling	10	$9.0 billion	1	$595.9 million	20	$3.6 billion
Marcus L. Smith	11	$9.1 billion	1	$595.9 million	23	$4.3 billion

Fee Based Accounts* (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Daniel Ling	0	$0	0	$0	1	$413.6 million
Marcus L. Smith	0	$0	0	$0	1	$413.6 million

*     Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflict of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A fund’s trade allocation policies may give rise to conflicts of interest if a fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a fund’s investments. Investments selected for funds or accounts other than a fund may outperform investments selected for a fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In most cases, however, MFS believes that a fund’s ability to participate in volume transactions will produce better executions for the fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2011, the MFS portfolio managers’ total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure performance for the fund::

Portfolio Manager	Benchmark(s)
Daniel Ling	MSCI EAFE Index
Marcus L. Smith	MSCI EAFE Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities

As of October 31, 2011, neither of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica International Small Cap

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dobbs	2	$2.25 billion	7	$2.03 billion	3	$472 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dobbs	1	$2.08 billion	1	$446 million	1	$108 million

Conflict of Interest

Whenever the portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders’ funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors. Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

For the purposes of determining the portfolio manager’s bonus, the relevant external benchmarks for performance comparison includes a blend of international small cap benchmarks.

Ownership of Securities

As of October 31, 2011, the portfolio manager was not a beneficial owner of shares of the fund.

Transamerica International Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Ronald W. Holt	4	$1.4 billion	1	$ 26.8 million	10	$279 million
Moira McLachlan	1	$75.5 million	0	$0	3	$13.2 million
Lauretta (Retz) Reeves	2	$145.8 million	1	$19.2 million	7	$174 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Ronald W. Holt	1	$1.2 billion	0	$0	0	$0
Moira McLachlan	0	$0	0	$0	0	$0
Lauretta (Retz) Reeves	0	$0	0	$0	0	$0

Conflict of Interest

Potential conflicts of interest may arise from a portfolio manager’s management of, or the firm’s management of, other clients. Such conflicts could arise based on differing fee arrangements with other clients. Differing fee arrangements could cause an incentive to favor one client over another in the allocation of investment opportunities, particularly if one client has a performance fee that could be significantly higher (or lower) than a straight base fee. Also, conflicts could arise for a portfolio manager to favor one client over another depending how a portfolio manager is compensated. Finally, material conflicts could arise from the portfolio manager’s knowledge of the size, timing and possible market impact of Fund trades, whereby a portfolio manager could try to use this information to the advantage of other accounts or personally in his or her personal securities transaction.

HGI has implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing accounts for multiple clients. HGI also monitors for compliance with account guidelines and allocation of IPOs. HGI also has implemented and monitors compliance with our Code of Ethics that is designed to prevent employees from trading to the detriment of our clients. Finally, HGI periodically monitors investment returns of client accounts within the same style or approach, including dispersion of client account returns, to ensure that material dispersions are based upon something other than preferential treatment being accorded to other accounts in the same style or approach (such as investment policies or restrictions or cash inflows or outflows).

Compensation

HGI’s compensation practices are designed to maintain a competitive compensation structure to attract, retain and motivate investment professionals of the highest caliber. HGI seeks to reward performance in a manner which aligns the interests of its investment professionals with those of the company and its clients. To accomplish these ends, portfolio managers are compensated by a combination of base salary and participation in HGI’s incentive bonus program. Senior investment professionals also may participate in a deferred bonus program that is intended to encourage long-term retention of investment professionals. A portfolio manager’s base salary is a fixed amount that may change as a result of an annual review, assumption of new duties or based on a market adjustment.

HGI portfolio managers also have the opportunity to participate in a bonus pool linked to the direct profits of their respective investment teams. A portfolio manager’s allocation in the pool is determined through a subjective process that evaluates numerous qualitative and quantitative factors, including, but not limited to, pre-tax performance of the Fund and other accounts managed by the portfolio manager relative to the account’s benchmark, given the account’s objectives, investment policies and restrictions and market environment over the preceding calendar year. This performance factor is not based on the value of the assets held in any client portfolio. Additional factors include the portfolio manager’s contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to client development and service and strategic planning for the firm. The target bonus is expressed as a percentage of the total bonus pool and that can vary (higher or lower) based on an evaluation of the above-mentioned factors.

Finally, many senior portfolio managers have an additional opportunity to participate in an annual bonus linked to the overall profitability of HGI. All or a portion of payments from this pool may be deferred for a specific period of time and invested in funds, including HGI-managed products. This plan is designed to retain qualified investment professionals and further align their interests with those of our clients and the firm. Participation in this bonus program is discretionary, and is determined annually by the Compensation Committee of the Board of Directors of HGI’s parent company.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica International Value Opportunities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Williams V. Fries	16	$35.5 billion	9	$2.7 billion	43	$8.7 billion
Wendy Trevisani	16	$35.5 billion	14	$2.7 billion	9,458	$14.2 billion
Lei Wang	16	$35.5 billion	9	$2.7 billion	43	$8.7 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Williams V. Fries	0	$0	0	$0	1	$96 million
Wendy Trevisani	0	$0	0	$0	1	$96 million
Lei Wang	0	$0	0	$0	1	$96 million

Conflict of Interest

Most investment advisers and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a fund’s investments and the manager’s management of other accounts. These conflicts could include:

– Allocating a favorable investment opportunity to one account but not another.

– Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

– Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

– Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the fund’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Large Cap Growth

(as of March 31, 2012)	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mark Stoeckle	0	$0	2	$346 million	2	$323 million
James P. Haynie	0	$0	2	$66 million	0	$0
Mark Stoeckle and James P. Haynie (as co-managers)	0	$0	8	$2.8 billion	2	$128 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mark Stoeckle	0	$0	0	$0	0	$0
James P. Haynie	0	$0	0	$0	0	$0
Mark Stoeckle and James P. Haynie (as co-managers)	0	$0	0	$0	0	$0

Conflict of Interest

The portfolio managers’ management of other funds and accounts may give rise to potential conflicts of interest in connection with their management of the fund’s investments, on the one hand, and the investments of the other funds and accounts, on the other. The other funds and accounts may have the same investment objective as the fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one fund or account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of fund trades, whereby a portfolio manager could use this information to the advantage of other funds or accounts and to the disadvantage of the fund. However, BNP Paribas Asset Management, Inc. (BNPP AM) established policies and procedures (including its Code of Ethics, policies and procedures in respect to aggregation & allocation of orders and periodic compliance testing) to seek to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

With respect to securities transactions for the fund, BNPP AM determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If BNPP AM believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. BNPP AM will allocate securities so purchased or sold in the manner that it considers is equitable and consistent with its fiduciary obligations to its clients.

BNPP AM’s brokerage and trading policies seek to ensure that no conflicts arise between transactions involving the fund and those involving other funds and accounts and/or that if actual or perceived conflicts do arise, such conflicts are identified and resolved.

Compensation

BNPP AM has a remuneration policy designed to attract, motivate and retain talented personnel in a competitive market. Variable compensation is based on company performance, market bonus levels and on individual performance. Bonuses paid to our investment professionals are determined considering their technical skill as measured by their contribution to the product’s performance. Bonus recommendations are reviewed by both Human Resources and management to ensure that these are significantly differentiated based on individual performance. An entire team's performance is considered in cases where a collegiate investment process is adopted. Employees whose compensation is over a certain threshold receive part of their bonus in a key contributor’s deferral plan linked to overall performance of the BNP Paribas Group. Key investment professionals are also eligible for an additional bonus as part of a Long Term Incentive plan which is linked to overall performance of the BNP Paribas Group’s asset management business line. Both plans are designed to retain key performers and link their rewards to BNP Paribas Group and its asset management business line.

We continue to investigate ways to make our compensation levels and components a powerful motivator of performance and a significant tool for retention. Market compensation levels and practices are constantly monitored to ensure that we are in line with our competitors. We benchmark our employees on an annual basis using market compensation surveys from a compensation consultant.

Ownership of Securities

As of March 31, 2012, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Large Cap Value

(as of June 30, 2012)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed*	Number	Assets Managed*
Jack Murphy	0	$0	7	$945.2 million	35	$1,818.5 million
John Levin	0	$0	12	$1,013.5 million	337	$3,325.4 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jack Murphy	0	$0	0	$0	0	$0
John Levin	0	$0	0	$0	0	$0

*	All amounts included in managed by Jack Murphy are included in amounts managed by John Levin.

Conflict of Interest

Levin Capital Strategies, L.P. (“LCS”) LCS has established policies and procedures to monitor and resolve conflicts with respect to investment opportunities in a manner it deems fair and equitable.

•	The fund and other accounts are similarly managed;
•	LCS follows detailed written allocation procedures designed to allocate securities purchases and sales between the fund and the other investment advisory accounts in a fair and equitable manner;
•	LCS will not execute fund related portfolio transactions through its affiliated FINRA registered broker/dealer;
•	LCS generally does not execute cross trades and LCS has adopted policies and procedures limiting the ability of any portfolio manager to cross trade securities between the fund and other accounts and;
•	All allocations are subject to daily review by LCS’s Chief Compliance Officer.

Compensation

LCS has a compensation policy designed to attract, motivate and retain talented personnel in a competitive market and to align the interests of its investment professionals with those of its clients and overall firm results. Our compensation package consists of both a base salary and a bonus. Bonuses are entirely at the discretion of LCS management and are based on various factors including: the individual employee performance, profitability of LCS and overall contribution of the individual employee. There is no particular weighting or formula for considering the factors. Full discretion remains in the hands of management to avoid any potential creation of unintended incentives including risk.

Employees are typically evaluated at mid-year and calendar year end. Employee bonuses are usually paid on a calendar year end basis. Moreover, the Portfolio Managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other LCS employees.

Ownership of Securities

As of July 31, 2012, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Managed Futures Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Clifford S. Asness	16	$4.1 billion	52	$10.9 billion	52	$13 billion
John M. Liew	8	$2.2 billion	32	$7.8 billion	26	$7,5 billion
Brian K. Hurst	4	$3.1 billion	32	$11.8 billion	25	$7.4 billion
Yao Hua Ooi	4	$3.1 billion	15	$6.2 billion	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Clifford S. Asness	0	$0	28	$6.2 billion	5	$1.2 billion
John M. Liew	0	$0	20	$5.3 billion	5	$999 million
Brian K. Hurst	0	$0	12	$4.3 billion	3	$999 million
Yao Hua Ooi	0	$0	4	$1.1 billion	0	$0

Conflict of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the fund, including other accounts of AQR or its affiliates, such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families. Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity, and may include registered investment companies and unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”). Management of other accounts in addition to the fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or the same investment objectives or strategies as the fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with similar or the same investment guidelines. Often, an investment opportunity may be suitable for both the fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. Whenever decisions are made to buy or sell securities on behalf of the fund and one or more of the other accounts simultaneously, AQR or a portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts or that the fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the fund, separately managed accounts and other accounts and/or funds (such as other mutual funds or hedge funds).

Compensation

The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Real Return TIPS

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mihir Worah	22	$70 billion	19	$11 billion	63	$28 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mihir Worah	0	$0	0	$0		$4.8 billion

Transamerica Total Return

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Chris P. Dialynas	16	$20 billion	16	$14 billion	99	$41 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Chris P. Dialynas	0	$0	0	$0	9	$5.3 billion

Conflict of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities

As of October 31, 2011, the respective portfolio managers were not beneficial owners of shares of a fund that they managed.

Transamerica Select Equity

(as of June 20, 2012)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jerrold K. Senser	17	$11.0 billion	12	$1.9 billion	126	$10.2 billion
Thomas R. Wenzel	17	$11.0 billion	12	$1.9 billion	126	$10.2 billion
Thomas M. Cole	17	$11.0 billion	12	$1.9 billion	126	$10.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jerrold K. Senser	0	$0	0	$0	10	$1.1 billion
Thomas R. Wenzel	0	$0	0	$0	10	$1.1 billion
Thomas M. Cole	0	$0	0	$0	10	$1.1 billion

Conflicts of Interest

Individual fund managers may manage multiple accounts for multiple clients. In addition to the portfolios, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP’s compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation for members of the research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP’s investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP’s revenue and cash flow performance over various periods of time. We believe the structure of these programs provides a meaningful vehicle for ICAP’s research team to benefit from the provision of good investment results for ICAP’s clients and the growth in ICAP’s business.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Small Cap Growth

(as of August 1, 2012)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges	5	$301 million	7	$255 million	17	$509 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges	0	$0	0	$0	1	$31 million

Conflicts of Interest

Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.

As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.

Multiple Clients

Ranger manages client accounts other than the fund. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.

As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.

Personal Trading.

Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger prohibits employees from purchasing individual securities for their personal accounts. Employees are required to receive pre-clearance from Ranger’s Chief Compliance Officer prior to selling an individual security owned in a personal account they may have obtained through inheritance or prior to their employment or adoption of the Ranger’s current Personal Trading Policy.

Soft Dollars.

Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.

Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.

Compensation

Ranger’s portfolio manager and sector managers receive a salary, as well as a variable annual bonus. The portfolio manager and sector managers also receive a profits interest which is a function of Ranger’s profitability after all operating expenses including bonuses.

Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.

Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.

Ownership of Securities

As of August 31, 2012, the portfolio manager did not beneficially own any equity securities in the fund.

Transamerica Small Cap Value

(as of March 31, 2012)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alvin W. Marley	1	$110.8 million	0	$0	62	$1.53 billion
Andrew Absler	1	$110.8 million	0	$0	62	$1.53 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alvin W. Marley	0	$0	0	$0	1	$71.7 million
Andrew Absler	0	$0	0	$0	1	$71.7 million

Conflict of Interest

Lombardia manages each account using the same investment process. Positions and weightings are also similar across accounts, including those with performance-based fees. In addressing potential conflicts of interest, Lombardia will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest including, but not limited to personal trading, corporate opportunities, equitable treatment of accounts, insider trading, performance fees, valuation of client accounts, outside activities and business gifts.

Lombardia has adopted certain compliance procedures which are designed to address these types of conflicts.

Compensation

Lombardia’s compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia’s compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia’s products has a stock picking strategy; this is the best measure of added value. The Compensation Committee then considers three factors: 1) new idea generation, 2) team work, and 3) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Team work and work ethic will be measured both within individual teams and across the organization.

Ownership of Securities

As of March 31, 2012, the portfolio managers did not beneficially own equity securities of the fund.

Transamerica Small/Mid Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess	1	$118 million	0	$0	341	$1.12 billion
Ronald Mushock	8	$1.4 billion	2	$155 million	916	$3.4 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth Burgess	0	$0	0	$0	0	$0
Ronald Mushock	0	$0	0	$0	1	$63 million

Conflict of Interest

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation

The compensation package for portfolio managers Ronald Mushock and Kevin McCreesh, both of whom are Managing Partners of Systematic, consists of a fixed base salary, and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the Portfolio Managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Ownership of Securities

As of October 31, 2011, the portfolio managers did not beneficially own equity securities of the fund.

Transamerica Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Curtis R. Jensen	5	$2.5 billion	1	$7 million	0*	$0
Yang Lie	1	$154 million	0	$0	0*	$0
Ian Lapey	6	$5.2 billion	6	$548 million	0*	$0
Michael Lehmann	2	$189 million	5	$534 million	185*	$44.8 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Curtis R. Jensen	0	$0	0	$0	0	$0
Yang Lie	0	$0	0	$0	0	$0
Ian Lapey	0	$0	0	$0	0	$0
Michael Lehmann	0	$0	0	$0	0	$0

*	Mr. Jensen manages three accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
*	Ms. Lie manages two accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
*	Mr. Lapey manages four accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
*	Mr. Lehmann manages twelve accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.

Conflict of Interest

Circumstances may arise under which Third Avenue Management LLC’s ( “Third Avenue”) determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. Third Avenue has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

Compensation

As of October 31, 2011, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the sub-adviser. The bonus is determined in the discretion of senior management of the sub-adviser, and is based on a qualitative analysis of several factors, including the profitability of the sub-adviser and the contribution of the individual employee.

Ownership of Securities

As of October 31, 2011, none of the portfolio managers beneficially owned any equity securities in the fund.

TRANSAMERICA FUNDS

OTHER INFORMATION

PART C

Item 28	Exhibits

List all exhibits filed as part of the Registration Statement.

(a)	Amended and Restated Declaration of Trust (16)

(b)	By-laws (16)

(c)	Not Applicable

(d)	Investment Advisory Agreements

(d)(1)	Transamerica Flexible Income (16)
(d)(2)	Transamerica Growth (9)
(d)(3)	Transamerica High Yield Bond (9)
(d)(3)(i)	Amendment to Investment Advisory Agreement dated November 30, 2009 (24)
(d)(4)	Transamerica Capital Growth (14)
(d)(4)(i)	Amendment to Investment Advisory Agreement dated November 6, 2009 (24)
(d)(5)	Transamerica Growth Opportunities (13)
(d)(5)(i)	Amendment to Investment Advisory Agreement dated November 13, 2009 (24)
(d)(5)(ii)	Amendment to Investment Advisory Agreement dated April 9, 2010 (27)
(d)(5)(iii)	Amendment to Investment Advisory Agreement dated February 10, 2012 (37)
(d)(6)	Transamerica International Equity Opportunities (17)
(d)(6)(i)	Amendment to Investment Advisory Agreement dated August 1, 2009 (24)
(d)(7)	Transamerica Money Market, Transamerica Total Return, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, and Transamerica Multi-Manager International Portfolio (14)
(d)(8)	Transamerica Global Real Estate Securities and Transamerica Real Return TIPS (9)
(d)(8)(i)	Amendment to Investment Advisory Agreement dated July 1, 2009 (24)
(d)(9)	Transamerica Multi-Managed Balanced (6)
(d)(9)(i)	Amendment to Investment Advisory Agreement dated November 13, 2009 (24)
(d)(10)

Transamerica Mid Cap Value, Transamerica Large Company (formerly Transamerica Large Cap Value), Transamerica Short-Term Bond, Transamerica Developing Markets Debt and Transamerica Small Company Growth (16)

(d)(10)(i)	Amendment to Investment Advisory Agreement dated June 1, 2010 (27)
(d)(10)(ii)	Amendment to Investment Advisory Agreement dated November 20, 2009 (30)
(d)(10)(iii)	Amendment to Investment Advisory Agreement dated August 31, 2011 (34)
(d)(10)(iv)	Amendment to Investment Advisory Agreement dated July 1, 2012 (39)
(d)(10)(v)	Amendment to Investment Advisory Agreement dated July 31, 2012 (39)
(d)(10)(vi)	Amendment to Investment Advisory Agreement dated September 30, 2012 (to be filed by amendment)
(d)(11)	Transamerica International Value, Transamerica International, Transamerica Developing Markets Equity, Transamerica International Bond and Transamerica Global Allocation (16)
(d)(11)(i)	Amendment to Investment Advisory Agreement dated December 15, 2010 (30)
(d)(11)(ii)	Amendment to Investment Advisory Agreement dated May 1, 2011 (34)
(d)(11)(iii)	Amendment to Investment Advisory Agreement dated September 30, 2012 (to be filed by amendment)
(d)(12)	Transamerica Bond, Transamerica Commodity Strategy, Transamerica Long/Short Strategy and Transamerica Global Macro (13)
(d)(12)(i)	Amendment to Investment Advisory Agreement dated November 1, 2009 (24)
(d)(12)(ii)	Amendment to Investment Advisory Agreement dated September 30, 2010 (28)
(d)(12)(iii)	Amendment to Investment Advisory Agreement dated January 5, 2011 (30)
(d)(12)(iv)	Amendment to Investment Advisory Agreement dated July 1, 2011 (33)
(d)(13)	Transamerica International Small Cap (16)
(d)(14)	Transamerica International Value Opportunities and Transamerica Emerging Markets (20)
(d)(14)(i)	Amendment to Investment Advisory Agreement dated September 30, 2012 (to be filed by amendment)

(d)(15)	Intentionally Omitted
(d)(16)	Transamerica Core Bond (22)
(d)(17)	Transamerica Diversified Equity (24)
(d)(18)	Transamerica Multi-Manager Alternative Strategies Portfolio (13)
(d)(19)	Transamerica Managed Futures Strategy (28)
(d)(20)	Transamerica Cayman Managed Futures Strategy, Ltd. and Transamerica Cayman Commodity Strategy, Ltd. (“Cayman Subsidiaries”) (30)
(d)(20)(i)	Amendment to Investment Advisory Agreement - Transamerica Cayman Global Allocation, Ltd. (33)
(d)(20)(ii)	Investment Advisory Agreement Fee Waiver with respect to Cayman Subsidiaries (30)
(d)(20)(iii)	Investment Advisory Agreement Fee Waiver with respect to Transamerica Cayman Global Allocation, Ltd. (33)
(d)(21)	Transamerica International Equity (31)
(d)(21)(i)	Amendment to Investment Advisory Agreement dated May 1, 2011 - Transamerica Arbitrage Strategy (32)
(d)(21)(ii)	Amendment to Investment Advisory Agreement dated August 31, 2011 - Transamerica Select Equity and Transamerica Emerging Markets Debt (33)
(d)(21)(iii)	Amendment to Investment Advisory Agreement dated October 31, 2011 - Transamerica Tactical Income (35)
(d)(21)(iv)	Amendment to Investment Advisory Agreement dated April 30, 2012 - Transamerica Emerging Markets Equity, Transamerica Large Cap Growth and Transamerica Small Cap Value (38)
(d)(22)	Transamerica Large Cap Value (formerly Transamerica Quality Value) (29)
(d)(22)(i)	Amendment to Investment Advisory Agreement dated July 31, 2012 (39)
(d)(23)	Transamerica Small/Mid Cap Value (4)
(d)(25)	Transamerica Small Cap Growth (39)
(d)(25)(i)	Amendment to Investment Advisory Agreement dated , 2012 - Transamerica Income & Growth and Transamerica Enhanced Muni (to be filed by amendment)
(d)(25)(ii)	Amendment to Investment Advisory Agreement dated , 2012 - Transamerica Tactical Allocation and Transamerica Tactical Rotation (to be filed by amendment)
(d)(26)	Amendment to Investment Advisory Agreement dated January 4, 2013 – Transamerica Dividend Focused and Transamerica International Small Cap Value (to be filed by amendment)
Sub-Advisory Agreements

(d)(25)	Transamerica Flexible Income (32)
(d)(25)(i)	Amendment to Investment Sub-Advisory Agreement dated October 31, 2011 - Transamerica Tactical Income (35)
(d)(25)(ii)	Amendment to Investment Sub-Advisory Agreement dated , 2012 - Transamerica Tactical Allocation and Transamerica Tactical Rotation (to be filed by amendment)
(d)(26)	Transamerica High Yield Bond (9)
(d)(26)(i)	Amendment to Investment Sub-Advisory Agreement dated November 13, 2009 (24)
(d)(27)	Transamerica Capital Growth, Transamerica Developing Markets Debt, Transamerica Growth Opportunities and Transamerica Small Company Growth (24)
(d)(27)(i)	Amendment to Investment Sub-Advisory dated November 6, 2009 (24)
(d)(27)(ii)	Amendment to Investment Sub-Advisory Agreement dated April 9, 2010 (27)
(d)(27)(iii)	Amendment to Investment Sub-Advisory Agreement dated June 1, 2010 (27)
(d)(27)(iv)	Amendment to Investment Sub-Advisory Agreement dated March 22, 2011 (32)
(d)(27)(v)	Amendment to Investment Sub-Advisory Agreement dated February 10, 2012 (37)
(d)(27)(vi)	Amendment to Investment Sub-Advisory Agreement dated July 1, 2012 (39)
(d)(27)(vii)	Amendment to Investment Sub-Advisory Agreement dated September 30, 2012 (to be filed by amendment)
(d)(28)	Transamerica Growth (14)
(d)(29)	Transamerica Money Market (32)
(d)(30)	Transamerica Total Return (4)
(d)(30)(i)	Amendment to Investment Sub-Advisory Agreement dated July 1, 2009 (24)
(d)(31)	Transamerica Global Real Estate Securities (33)
(d)(32)	Transamerica Real Return TIPS (5)
(d)(32)(i)	Amendment to Investment Sub-Advisory Agreement dated July 1, 2009 (24)
(d)(33)	Transamerica Small/Mid Cap Value (32)
(d)(34)	Transamerica Multi-Managed Balanced (6)
(d)(34)(i)(a)	Amendment to Investment Sub-Advisory Agreement dated March 22, 2011 – BlackRock (32)
(d)(34)(i)(b)	Amendment to Investment Sub-Advisory Agreement dated March 22, 2011 – JPMorgan (32)
(d)(35)	Transamerica Mid Cap Value (7)

(d)(36)	Transamerica Large Company (formerly Transamerica Large Cap Value) and Transamerica Global Allocation (13)
(d)(36)(i)	Amendment to Investment Sub-Advisory Agreement dated September 30, 2010 (30)
(d)(36)(ii)	Amendment to Investment Sub-Advisory Agreement dated July 31, 2012 (39)
(d)(37)	Transamerica Short-Term Bond (32)
(d)(37)(i)	Amendment to Investment Sub-Advisory Agreement dated March 22, 2011 (32)
(d)(38)	Transamerica International Value (30)
(d)(39)	Transamerica International (22)
(d)(40)	Transamerica Developing Markets Equity (16)
(d)(42)	Transamerica International Bond and Transamerica Core Bond (8)
(d)(42)(i)	Amendment to Investment Sub-Advisory Agreement dated July 1, 2009 (22)
(d)(42)(ii)	Amendment to Investment Sub-Advisory Agreement dated January 5, 2011 – Transamerica Long/Short Strategy (30)
(d)(42)(i)	Amendment to Investment Sub-Advisory Agreement dated July 1, 2012 (39)
(d)(43)	Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Multi-Manager International Portfolio - Morningstar Asset Allocation Management Agreement Amendment (13)
(d)(43)(i)	Amendment to Asset Allocation Management Agreement dated April 17, 2012 - Transamerica Multi-Manager Alternative Strategies Portfolio (38)
(d)(44)	Intentionally Omitted
(d)(45)	Transamerica International Equity Opportunities (10)
(d)(45)(i)	Amendment to Investment Sub-Advisory Agreement dated August 1, 2009 (24)
(d)(46)	Transamerica Bond (13)
(d)(46)(i)	Amendment to Investment Sub-Advisory Agreement dated July 1, 2011 (33)
(d)(47)	Transamerica Value (13)
(d)(48)	Transamerica International Small Cap (16)
(d)(49)	Transamerica International Value Opportunities (20)
(d)(49)(i)	Amendment to Investment Sub-Advisory Agreement dated January 1, 2009 (21)
(d)(50)	Transamerica Emerging Markets (20)
(d)(50)(i)	Amendment to Investment Sub-Advisory Agreement dated April 9, 2010 (27)
(d)(50)(ii)	Amendment to Investment Sub-Advisory Agreement dated November 15, 2010 – Transamerica Large Cap Value (formerly Transamerica Quality Value) (29)
(d)(50)(iii)	Amendment to Investment Sub-Advisory Agreement dated March 22, 2011 – Transamerica Diversified Equity (32)
(d)(50)(iv)	Amendment to Investment Sub-Advisory Agreement dated February 10, 2012 (37)
(d)(50)(v)	Amendment to Investment Sub-Advisory Agreement dated July 31, 2012 (39)
(d)(50)(vi)	Amendment to Investment Sub-Advisory Agreement dated September 30, 2012 (to be filed by amendment)
(d)(51)	Transamerica Global Macro (24)
(d)(52)	Transamerica Managed Futures Strategy (28)
(d)(52)(i)	Amendment to Investment Sub-Advisory Agreement dated October 1, 2011 (37)
(d)(53)	Transamerica Commodity Strategy (28)
(d)(54)	Transamerica Cayman Managed Futures Strategy, Ltd. (30)
(d)(55)	Transamerica Cayman Commodity Strategy, Ltd. (30)
(d)(56)	Transamerica Cayman Global Allocation, Ltd. (33)
(d)(57)	Transamerica International Equity (31)
(d)(58)	Transamerica Arbitrage Strategy (32)
(d)(59)	Transamerica Select Equity (33)
(d)(60)	Transamerica Emerging Markets Debt (33)
(d)(61)	Transamerica Emerging Markets Equity (38)
(d)(62)	Transamerica Large Cap Growth (38)
(d)(63)	Transamerica Small Cap Value (38)
(d)(64)	Transamerica Small Cap Growth (39)
(d)(65)	Transamerica Large Cap Value (formerly Transamerica Quality Value) (39)
(d)(66)	Transamerica Income & Growth (to be filed by amendment)
(d)(67)	Transamerica Enhanced Muni (to be filed by amendment)
(d)(68)	Transamerica Dividend Focused (to be filed by amendment)
(d)(69)	Transamerica International Small Cap Value (to be filed by amendment)

(e)(1)	Underwriting Agreement (16)
(e)(1)(i)	Amended Schedule I dated March 1, 2012 (37)
(e)(1)(ii)	Amended Schedule I dated April 30, 2012 (38)
(e)(1)(iii)	Amended Schedule I dated August 31, 2012 (39)
(e)(1)(iv)	Amended Schedule I dated October 31, 2012 (to be filed by amendment)
(e)(1)(v)	Amended Schedule I dated January 4, 2013 (to be filed by amendment)

(e)(2)	Dealer’s Sales Agreement (25)
(e)(2)(i)	Amended Appendix A to Dealer Sales Agreement (to be filed by amendment)
(e)(3)	Service Agreement (3)
(e)(4)	Wholesaler’s Agreement (2)

(f)	Amended and Restated Board Members Deferred Compensation Plan dated January 12, 2010 (26)
(g)(1)	Custody Agreement dated January 1, 2011 (32)
(g)(2)	Master Custodian Agreement with respect to Cayman Subsidiaries (33)
(g)(2)(i)	Amendment to Master Custodian Agreement with respect to Cayman Subsidiaries (33)

(h)(1)	Transfer Agency Agreement (33)

(h)(2)	Administrative Services Agreement dated July 15, 2010 (28)
(h)(2)(i)	Amendment to Administrative Services Agreement dated February 1, 2012 (38)
(h)(2)(ii)	Amended Schedule A dated March 1, 2012 (37)
(h)(2)(iii)	Amended Schedule A dated April 30, 2012 (38)
(h)(2)(iv)	Amended Schedule A dated August 31, 2012 (39)
(h)(2)(v)	Amended Schedule A dated October 31, 2012 (to be filed by amendment)
(h)(2)(vi)	Amended Schedule A dated January 4, 2013 (to be filed by amendment)

(h)(3)	Expense Limitation Agreement dated March 1, 2011 (34)
(h)(3)(i)	Amended Schedules A and B dated March 1, 2012 (37)
(h)(3)(ii)	Amended Schedules A and B dated April 30, 2012 (38)
(h)(3)(iii)	Amended Schedules A and B dated August 31, 2012 (39)
(h)(3)(iv)	Amended Schedules A and B dated October 31, 2012 (to be filed by amendment)
(h)(4)(v)	Amended Schedules A and B dated January 4, 2013 (to be filed by amendment)

(i)	Opinion and Consent of Counsel (37)

(j)	n/a

(k)	n/a

(l)	Investment Letter from Sole Shareholder (1)

(m)(1)	Amended and Restated Plan of Distribution under Rule 12b-1 (16)
(m)(1)(i)	Amended Schedule A dated March 1, 2012 (37)
(m)(1)(ii)	Amended Schedule A dated April 30, 2012 (38)
(m)(1)(iii)	Amended Schedule A dated August 31, 2012 (39)
(m)(1)(iv)	Amended Schedule A dated October 31, 2012 (to be filed by amendment)
(m)(1)(v)	Amended Schedule A dated January 4, 2013 (to be filed by amendment)

(n)(1)	Amended and Restated Plan for Multiple Classes of Shares dated as of March 1, 2012 (38)
(n)(1)(i)	Amended Schedule A dated March 1, 2012 (37)
(n)(1)(ii)	Amended Schedule A dated April 30, 2012 (38)
(n)(1)(iii)	Amended Schedule A dated August 31, 2012 (39)
(n)(1)(iv)	Amended Schedule A dated October 31, 2012 (to be filed by amendment)
(n)(1)(v)	Amended Schedule A dated January 4, 2013 (to be filed by amendment)

(o)	Reserved
(p)(1)	Joint Code of Ethics for Transamerica Funds and Transamerica Asset Management, Inc. (16)

SUB-ADVISERS
(p)(2)	AEGON USA Investment Management, LLC (37)
(p)(3)	Water Island Capital, LLC (32)
(p)(4)	Jennison Associates LLC (32)
(p)(5)	Pacific Investment Management Company LLC (37)
(p)(6)	CBRE Clarion Securities, LLC (37)
(p)(7)	J.P. Morgan Investment Management Inc. (37)
(p)(8)	Morgan Stanley Investment Management Inc. (9)
(p)(9)	Hansberger Global Investors, Inc. (32)
(p)(10)	Neuberger Berman Management LLC (37)
(p)(11)	Oppenheimer Funds, Inc. LP (37)
(p)(12)	Morningstar Associates, LLC (9)
(p)(13)	Loomis, Sayles & Company, L.P. (37)
(p)(14)	BlackRock Investment Management, LLC (11)
(p)(15)	Thompson, Siegel & Walmsley LLC (37)
(p)(16)	Third Avenue Management LLC (37)
(p)(17)	MFS Investment Management (12)
(p)(18)	Schroder Investment Management North America Inc. (32)
(p)(19)	Thornburg Investment Management, Inc. (37)
(p)(20)	Wellington Management Company, LLP (37)
(p)(21)	First Quadrant, L.P. (37)
(p)(22)	AQR Capital Management, LLC (32)
(p)(23)	Goldman Sachs Asset Management, L.P.(32)
(p)(24)	Systematic Financial Management L.P. (32)
(p)(25)	Institutional Capital LLC (33)
(p)(26)	Logan Circle Partners, L.P. (37)
(p)(27)	ClariVest Asset Management LLC (38)
(p)(28)	BNP Paribas Asset Management Inc. (38)
(p)(29)	Lombardia Capital Partners LLC (38)
(p)(30)	Levin Capital Strategies, LP (39)
(p)(31)	Ranger Investment Management, L.P. (39)
(p)(32)	Belle Haven Investments, L.P. (to be filed by amendment)
(p)(33)	Barrow, Hanley, Mewhinney & Strauss, LLC (to be filed by amendment)

(q)(1)	Powers of Attorney (36)

All exhibits filed previously are herein incorporated by reference

(1)	Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 033-02659).
(2)	Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 033-02659).
(3)	Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 033-02659).
(4)	Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 17, 2001 (File No. 033-02659).
(5)	Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 033-02659).
(6)	Filed previously with Post-Effective Amendment No. 61 to Registration Statement on October 1, 2004 (File No. 033-02659).
(7)	Filed previously with Post-Effective Amendment No. 63 to Registration Statement on November 2, 2004 (File No. 033-02659).
(8)	Filed previously with Post-Effective Amendment No. 72 to Registration Statement on November 8, 2005 (File No. 033-02659).
(9)	Filed previously with Post-Effective Amendment No. 77 to Registration Statement on March 1, 2006 (File No. 033-02659).
(10)	Filed previously with Post-Effective Amendment No. 79 to Registration Statement on August 1, 2006 (File No. 033-02659).
(11)	Filed previously with Post-Effective Amendment No. 81 to Registration Statement on October 13, 2006 (File No. 033-02659).

(12)	Filed previously with Transamerica Series Trust Post-Effective Amendment No. 66 to Registration Statement on April 28, 2006, and incorporated herein by reference (File No. 811-04419).
(13)	Filed previously with Post-Effective Amendment No. 83 to Registration Statement on December 21, 2006 (File No. 033-02659).
(14)	Filed previously with Post-Effective Amendment No. 85 to Registration Statement on March 1, 2007 (File No. 033-02659).
(15)	Filed previously with Post-Effective Amendment No. 88 to Registration Statement on December 11, 2007 (File No. 033-02659).
(16)	Filed previously with Post-Effective Amendment No. 89 to Registration Statement on February 28, 2008 (File No. 033-02659).
(17)	Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 033-02659).
(18)	Filed previously with Post-Effective Amendment No. 91 to Registration Statement on June 10, 2008 (File No. 033-02659).
(19)	Filed previously with Post-Effective Amendment No. 92 to Registration Statement on June 12, 2008 (File No. 033-02659).
(20)	Filed previously with Post-Effective Amendment No. 93 to Registration Statement on September 15, 2008 (File No. 033-02659).
(21)	Filed previously with Post-Effective Amendment No. 95 to Registration Statement on February 28, 2009 (File No. 033-02659).
(22)	Filed previously with Post-Effective Amendment No. 97 to Registration Statement on July 1, 2009 (File No. 033-02659).
(23)	Filed previously with Post-Effective Amendment No. 98 to Registration Statement on August 7, 2009 (File No. 033-02659).
(24)	Filed previously with Post-Effective Amendment No. 105 to Registration Statement on November 13, 2009 (File No. 033-02659).
(25)	Filed previously with Post-Effective Amendment No. 106 to Registration Statement on November 30, 2009 (File No. 033-02659).
(26)	Filed previously with Post-Effective Amendment No. 108 to Registration Statement on February 26, 2010 (File No. 033-02659).
(27)	Filed previously with Post-Effective Amendment No. 109 to Registration Statement on June 4, 2010 (File No. 033-02659).
(28)	Filed previously with Post-Effective Amendment No. 113 to Registration Statement on September 30, 2010 (File No. 033-02659).
(29)	Filed previously with Post-Effective Amendment No. 115 to Registration Statement on November 15, 2010 (File No. 033-02659).
(30)	Filed previously with Post-Effective Amendment No. 117 to Registration Statement on December 30, 2010 (File No. 033-02659).
(31)	Filed previously with Post-Effective Amendment No. 122 to Registration Statement on February 28, 2011 (File No. 033-02659).
(32)	Filed previously with Post-Effective Amendment No. 126 to Registration Statement on April 29, 2011 (File No. 033-02659).
(33)	Filed previously with Post-Effective Amendment No. 131 to Registration Statement on August 30, 2011 (File No. 033-02659).
(34)	Filed previously with Post-Effective Amendment No. 133 to Registration Statement on September 29, 2011 (File No. 033-02659).
(35)	Filed previously with Post-Effective Amendment No. 135 to Registration Statement on October 28, 2011 (File No. 033-02659).
(36)	Filed previously with Post-Effective Amendment No. 148 to Registration Statement on February 6, 2012 (File No. 033-02659).
(37)	Filed previously with Post-Effective Amendment No. 154 to Registration Statement on March 1, 2012 (File No. 033-02659).
(38)	Filed previously with Post-Effective Amendment No. 155 to Registration Statement on April 25, 2012 (File No. 033-02659).
(39)	Filed previously with Post-Effective Amendment No. 159 to Registration Statement on August 30, 2012 (File No. 033-02659).

Item 29	Persons Controlled by or under Common Control with the Fund

To the knowledge of the Registrant, neither the Registrant nor any Series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.

Item 30 Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Business and Other Connections of Investment Advisers

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499	Sub-Adviser to Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond Transamerica Tactical Income, Transamerica Tactical Allocation, Transamerica Tactical Rotation

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Bradley J. Beman, Manager, Chief Investment Officer, Executive Vice President – Head of Fixed Income	N/A
Jacqueline D. Griffin, Manager, Executive Vice President	N/A
David L. Blankenship, Manager, President and Head of Fixed Income and Distribution	N/A
Kirk W. Buese, Executive Vice President – Private and Structured Finance Officer	N/A
Daniel P. Fox, Executive Vice President – Risk Management	N/A
Terry Leitch, Executive Vice President – Derivatives	N/A
Garry E. Creed, Senior Vice President	N/A
Mark E. Dunn, Senior Vice President	N/A
Robert Fitzsimmons, Senior Vice President	N/A
Michael C. Fogliano, Senior Vice President	N/A
Greg Haendel, Senior Vice President	N/A
Kevin A. Giles, Senior Vice President – New Initiatives	N/A
David R. Halfpap, Senior Vice President	N/A
Karen E. Hufnagel, Senior Vice President, Chief Operating Officer	N/A
Calvin W. Norris, Senior Vice President	N/A
Eric C. Perry, Senior Vice President	N/A
Stephanie M. Phelps, Manager, Senior Vice President, Treasurer and Chief Financial Officer	N/A
James K. Schaeffer, Jr., Senior Vice President	N/A
Sarvjeev S. Sidhu, Senior Vice President	N/A
Jon L. Skaggs, Senior Vice President	Family Business
Robert A. Smedley, Senior Vice President	N/A
Douglas A. Weih, Senior Vice President	N/A
Brian Westhoff, Senior Vice President	N/A
Jeffrey A. Whitehead, Senior Vice President	N/A
Darlene Greene, Senior Vice President – Human Resources	N/A
John F. Bailey, Vice President	N/A
James K. Baskin, Vice President	Family Business
Peter Brennan, Vice President	N/A
Tim Carlson, Vice President	N/A
Martin Coppens, Vice President	N/A
Douglas A. Dean, Vice President	N/A
Bradley D. Doyle, Vice President	N/A
Scott P. Hassenstab, Vice President	N/A
William J. Henricksen, Vice President	N/A
Frederick B. Howard, Vice President	N/A
Stephen M. Lempa, Vice President	N/A
Clayton R. McBride, Vice President	N/A
Christopher D. Pahlke, Vice President	N/A
Michael J. Parrish, Vice President	N/A
Greg A. Podhajsky, Vice President	N/A

Josua D. Prieskorn, Vice President	N/A
Michael S. Smith, Vice President	N/A
Michael A. Urban, Vice President	N/A
James Rich, Vice President	N/A
Jason Felderman, Vice President	N/A
Rishi Goel, Vice President	N/A
Xueging (Sam) Wang, Vice President	N/A
Laurence Grant, Vice President	N/A
Paul Johnson, Vice President – Internal Communications	N/A
Paul J. Houk, Executive Vice PresidentAssistant Secretary	N/A
Richard J. Walz, Chief Compliance Officer	N/A
Clint L. Woods, Assistant Secretary	N/A
Renee D. Montz, Secretary, General Counsel	N/A
Monty Jackson, Assistant Secretary	N/A
Tracy S. Cassidy, Assistant Secretary	N/A
Stephanie L. Steele, Assistant Treasurer	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
AQR Capital Management, LLC (“AQR”) Two Greenwich Plaza, 3rd Floor Greenwich, CT 06830	Sub-Adviser to Transamerica Managed Futures Strategy

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Clifford S. Asness, Ph.D., Founding and Managing Principal	N/A
David G. Kabiller, CFA, Founding Principal	N/A
John M. Liew, Ph.D., Founding Principal	N/A
Bradley D. Asness, Principal and Chief Legal Officer	N/A
Brian K. Hurst, Principal	N/A
Jacques A. Friedman, Principal	N/A
Oktay Kurbanov, Principal	N/A
Abdon Bolivar, Chief Compliance Officer	N/A
Michael A. Mendelson, Principal	N/A
Ronen Israel, Principal	N/A
Lars N. Nielsen, Principal	N/A
Gregor Andrade, Ph.D., Principal	N/A
Stephen Mellas, Principal	N/A
Lasse Pedersen, Principal	Chaired Professor of Finance at NYU Stern School of Business since 2007-2011; Professor at Copenhagen Business School since August 2011
John Howard, Principal and Chief Operating Officer	AllianceBernstein, CFO March 2010 – February 2011
Jeremy Getson, Principal	N/A
Yao Hua Ooi, Principal	N/A
Jeff Dunn, Principal	N/A
Marco Hanig, Principal	N/A
Brendan Kalb, General Counsel	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Barrow, Hanley, Mewhinney & Strauss, LLC JP Morgan Chase Tower 2200 Ross Avenue, 31st Floor, Dallas TX 75201	Sub-Adviser to Transamerica Dividend Focused

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
[To be Updated]

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Belle Haven Investments, L.P. (“Belle Haven”) 1133 Westchester Avenue, Suite 221, White Plains, NY 10604 Dallas, TX 75201	Sub-Adviser to Transamerica Enhanced Muni

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Steve Schum, Chief Financial Officer	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
BNP Paribas Asset Management, Inc. (“BNP”) 75 State Street, 6th Floor Boston, MA 02109	Sub-Adviser to Transamerica Large Cap Growth

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
John J. Barletta, Director, Chief Financial Officer, Treasurer	N/A
William G. DeVijlder, Director	N/A
Michel S. Anastassiades, Chairman, Director, Chief Executive Officer and President	N/A
Robin S. Meister, Chief Compliance Officer, Chief Legal and Operational Risk Officer and Secretary	N/A
Daniel A. Klein, Director, Vice President	N/A
Christian Dargnat, Director	N/A
Everett M. Schenk, Director	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
BlackRock Investment Management, LLC (“BlackRock”) 1 University Square Drive Princeton, NJ 08540-6455	Sub-Adviser to Transamerica Global Allocation and Transamerica Large Cap Value

BlackRock Financial Management, Inc. (“BlackRock Financial”) 55 East 52nd Street New York, NY 10055	Sub-Adviser to Transamerica Multi-Managed Balanced

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Ann Marie Petach, Chief Financial Officer and Senior Managing Director	BAA Holdings, LLC, Wilmington, DE, BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Holdco 4, LLC, Wilmington, DE, BlackRock Holdco 6, LLC, Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock Institutional Trust Company, National Association, San Francisco, CA, BlackRock International Holdings, Inc., New York, NY, Blackrock Lux Finco S.a.r.l., Luxembourg, Luxembourg, BlackRock Operations (Luxembourg) S.a.r.l., Luxembourg, Luxembourg, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investment, LLC, Wilmington, DE, BlackRock UK 1 LP, London, England, State Street Research & Management Company, Boston, MA, SSRM Holdings, Inc., Boston, MA

Robert P. Connolly, General Counsel, Managing Director and Secretary	BAA Holdings, LLC, Wilmington, DE, BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Execution Services, San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Distribution Company, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Investments, LLC, Wilmington, DE, BlackRock Lux Finco S.a.r.l, Luxembourg, Luxembourg, BlackRock Operations (Luxembourg) S.a.r.l., Luxembourg, Luxembourg, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, BlackRock UK 1 LP, London, England, State Street Research & Management Company, Boston, MA, SSRM Holdings, Inc., Boston, MA

Laurence D. Fink, Chief Executive Officer	Director, BAA Holdings, LLC, Wilmington, DE, Director, BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Advisors Singapore Pte, Ltd., Singapore, Director, BlackRock Asset Management International, Inc., London, England, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, Director, BlackRock Capital Markets, LLC, Wilmington, DE, Director, BlackRock Corporation US, Inc., San Francisco, CA, Director, BlackRock Delaware Holdings, Inc., San Francisco, CA, Director, BlackRock Execution Services, San Francisco, CA, Director, BlackRock Financial Management, Inc., New York, NY, Director, BlackRock Fund Advisors San Francisco, CA, Director, BlackRock Fund Distribution Company, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, Director, BlackRock Funding International, Ltd., Cayman Islands, Director, BlackRock Growth Partners, Inc., San Francisco, CA, Director, BlackRock Holdo 2, Inc., Wilmington, DE, Director, BlackRock HPB Management, LLC, New York, NY, BlackRock Institutional Management Corporation, Wilmington, DE, Director, BlackRock International Holdings, Inc., New York, NY, Director, BlackRock Investments, LLC, Wilmington, DE, BlackRock Portfolio Holdings, Inc., Wilmington, DE ,BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, IShares Delaware Trust Sponsor, LLC, Wilmington, DE, Director, State Street Research & Management Company, Boston, MA, Director, State Street Research Investment Services, Inc., Boston, MA, Director, SSRM Holdings, Inc., Boston, MA

Robert S. Kapito, President and Director	Director, BAA Holdings, LLC, Wilmington, DE, Director, BlackRock, Inc., New York, NY, Director, BlackRock Advisors, LLC, Wilmington, DE, Director, BlackRock Advisors Holdings, Inc., New York, NY, President, BlackRock Advisors Singapore Pte. Ltd., Singapore, Director, BlackRock Asset Management International, Inc., London, England, Director, BlackRock Capital Holdings, Inc., Wilmington, DE, Director, BlackRock Capital Management, Inc., Wilmington, DE, Director, BlackRock Capital Markets, LLC, Wilmington, DE, Director, BlackRock Corporation US, Inc., San Francisco, CA, Director, BlackRock Delaware Holdings, Inc., San Francisco, CA, Director, BlackRock Financial Management, Inc., New York, NY, Director, BlackRock Fund Advisors, San Francisco, CA, Director, BlackRock Fund

Distribution Company, San Francisco, CA, Director, BlackRock Funding, Inc., Wilmington, DE, Director, BlackRock Funding International, Ltd., Cayman Islands, Director, BlackRock Growth Partners, Inc., San Francisco, CA, Director, BlackRock Holdco 2, Inc., Wilmington, DE, Director, BlackRock (Institutional) Canada Ltd., Toronto, Ontario, Director, BlackRock Institutional Management Corporation, Wilmington, DE, Director, BlackRock International Holdings, Inc., New York, NY, Director, BlackRock Investments, LLC, Wilmington, DE, Director, BlackRock Portfolio Holdings, Inc., Wilmington, DE, Director, BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, Carbon Capital III, Inc., New York, NY, Director, iShares Delaware Trust Sponsor, LLC, Wilmington, DE, Director, State Street Research & Management Company, Boston, MA, Director, State Street Research Investment Services, Inc., Boston, MA, Director, SSRM Holdings, Inc., Boston, MA

Paul Audet, Vice Chairman	Director, BAA Holdings, LLC, Wilmington, DE, BlackRock, Inc., New York, NY, Director, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NE, Director, BlackRock Capital Holdings, Inc., Wilmington, DE, Director, BlackRock Capital Management, Inc., Wilmington, DE, Director, BlackRock Cayco Limited, Cayman Islands, Director, BlackRock Cayman Company, Cayman Islands, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, Director, BlackRock Finco, LLC, Wilmington, DE, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, Director, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, Director, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Lux Finco S.a.r.l., Luxembourg, Luxembourg, BlackRock Operations (Luxembourg) S.a.r.l, Luxembourg, Luxembourg, Director, BlackRock Portfolio Holdings, Inc., Wilmington, DE, Director, BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, BlackRock Realty Advisors, Inc., Florham Park, NJ, BlackRock UK 1 LP, London, England, State Street Research & Management Company, Boston, MA, SSRM Holdings, Inc., Boston, MA

Charles Hallac, Vice Chairman and Co-Chief Operating Officer	BlackRock, Inc., New York, NY, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington,

DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, Black Rock Fund Advisors, San Francisco, CA, BlackRock Fund, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, Director, BlackRock India Private Ltd., Mumbai, India, BlackRock Institutional Management Corporation, Wilmington, DE, Director, BlackRock Institutional Trust Company, National Association, San Francisco, CA, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, State Street Research & Management Company, Boston, MA, SSRM Holdings, Inc., Boston, MA

Barbara Novick, Vice Chairman	BlackRock Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc., Boston, MA

Susan Wagner, Vice Chairman and Chief Operating Officer	BAA Holdings, LLC, Wilmington, DE, BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc.,

Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Mortgage Ventures, LLC, Wilmington, DE, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, State Street Research & Management Company, Boston, MA

Robert Doll, Vice Chairman	BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, Portfolio Administration & Management Ltd., Cayman Islands, Rock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc. ,San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc.,
New York, NY

Robert Fairbairn, Vice Chairman	BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE,

BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Lux Finco S.a.r.l, Luxembourg, Luxembourg, BlackRock Operations (Luxembourg) S.a.r.l, Luxembourg, Luxembourg, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, BlackRock UK 1 LP, London, England, Rock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Growth Partners, Inc., San Francisco, CA, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY

Bennett Golub, Vice Chairman and Chief Risk Officer	BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, Director, BlackRock Asset Management Deutschland AG, Munich, Germany, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Corporation US, Inc., San Francisco, CA, BlackRock Delaware Holdings, Inc., San Francisco, CA, BlackRock Financial Management, Inc., New York, NY, BlackRock Fund Advisors, San Francisco, CA, BlackRock Funding, Inc., Wilmington, DE, BlackRock Growth Partners, Inc., San Francisco, CA, Director, BlackRock Holdco 5, LLC, Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, Director, BlackRock Japan Co., Ltd., Tokyo, Japan, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, Director, BlackRock Securities Co., Ltd., Tokyo, Japan, SSRM Holdings, Inc., Boston, MA, State Street Research & Management Company, Boston, MA, Director, BlackRock Advisors Singaport Pte. Ltd., Singapore ,BlackRock Asset Management UK Limited ,London, England, BlackRock Group Limited, London, England, Director, BlackRock

(Hong Kong) Limited, Hong Kong, SAR, China, Director, BlackRock International Limited, Edinburgh, Scotland, Director, BlackRock Investment Management (Australia) Limited, Melbourne, Australia, Director, BlackRock Investment Management International Limited, London, England, Director, BlackRock Investment Management (Korea) Limited, Seoul, Korea, Director, BlackRock Investment Management (Singaport) Limited, Singapore. Director, BlackRock Investment Management (UK) Limited, London, England, Director, BlackRock (Taiwan) Limited, Taipei, Taiwan, Director, Impact Investing Pty Ltd., Melbourne, Australia, Director, PSN Pty Ltd, Melbourne, Australia

Richard Kushel, Senior Managing Director	BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Funding, Inc., Wilmington, DE, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc. Boston, MA, SSRM Holdings, Inc. Boston, MA, State Street Research & Management Company, Boston, MA

Amy Engel, Treasurer and Managing Director	BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Funding, Inc., Wilmington, DE, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc. Boston, MA, SSRM Holdings, Inc. Boston, MA, State Street Research & Management Company, Boston, MA

Mark McCombe - Senior Managing Director and Chairman of Asia-Pacific	BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY,

BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Funding, Inc., Wilmington, DE, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc. Boston, MA, SSRM Holdings, Inc. Boston, MA, State Street Research & Management Company, Boston, MA

Peter Fisher, Vice Chairman	BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Funding, Inc., Wilmington, DE, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc. Boston, MA, SSRM Holdings, Inc. Boston, MA, State Street Research & Management Company, Boston, MA

Linda Gosden Robinson, Senior Managing Director and Head of Marketing and Communications	BlackRock, Inc., New York, NY, BlackRock Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Funding, Inc., Wilmington, DE, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc. Boston, MA, SSRM Holdings, Inc. Boston, MA, State Street Research & Management Company, Boston, MA

Kendrick Wilson, Vice Chairman

BlackRock, Inc., New York, NY, BlackRock

Advisors, LLC, Wilmington, DE, BlackRock Advisors Holdings, Inc., New York, NY, BlackRock Capital Holdings, Inc., Wilmington, DE, BlackRock Capital Management, Inc., Wilmington, DE, BlackRock Financial Management, Inc., New York, NY, BlackRock Funding International, Ltd., Cayman Islands, BlackRock Funding, Inc., Wilmington, DE, BlackRock Holdco 2, Inc., Wilmington, DE, BlackRock Institutional Management Corporation, Wilmington, DE, BlackRock International Holdings, Inc., New York, NY, BlackRock Portfolio Holdings, Inc., Wilmington, DE, BlackRock Portfolio Investments, LLC, Wilmington, DE, SSRM Holdings, Inc. Boston, MA, SSRM Holdings, Inc. Boston, MA, State Street Research & Management Company, Boston, MA

*    *    *

Name and Business Connection of the Address of the Adviser	Adviser to the Registrant
CBRE Clarion Securities, LLC (“Clarion”) 201 King of Prussia Road, Suite 600 Radnor, PA 19087	Sub-Adviser to Transamerica Global Real Estate Securities

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
T. Ritson Ferguson, Managing Director, CEO, Co-CIO	N/A
Steven D. Burton, Managing Director, Co-CIO	N/A
Joseph P. Smith, Managing Director, Co-CIO	N/A
Jarrett B. Kling, Managing Director Marketing and Client Service	Trustee, Hirtle and Callaghan Trust; Director, Old Mutual Advisor Funds and Old Mutual Funds III
David J. Makowicz, Senior Director, COO	N/A
Steven P. Sorenson, Senior Director, Global Marketing and Client Service	N/A
Jonathan A. Blome, Director, CFO	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
ClariVest Asset Management LLC (“ClariVest”) 11452 El Camino Real, Suite 250 San Diego, CA 92130	Sub-Adviser to Transamerica Emerging Markets Equity

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Stacey R. Nutt, Chief Executive Officer, Chief Investment Officer, Manager	N/A
Jeff A. Jacobson, Chief Financial Officer and Chief Operations Officer	N/A
Tiffany A. Ayres, Chief Compliance Officer, General Counsel	N/A
David J. Pavan, Manager	N/A
David R. Vaughn, Manager	N/A
Todd N. Wolter, Manager	N/A
James E. Minnick, Manager	Member of ClariVest’s Board of Managers; President and Managing Director of Lovell Minnick Partners LLC (“LMP”); Also sits on the boards of other portfolio companies of LMP.
Jennings J. Newcom, Manager	Member of ClariVest’s Board of Managers; Managing Director and General Counsel of Lovell Minnick Partners LLC (“LMP”); Also sits on the boards of other portfolio companies of LMP.

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
First Quadrant, L.P. (“First Quadrant”) 800 East Colorado Blvd, Suite 900 Pasadena, Ca, 91101	Sub-Adviser to Transamerica Global Macro

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Ronnie M. Darnell, Chief Investment Officer and Limited Partner	N/A
Curtis J. Ketterer, Chief Operating Officer and Limited Partner	N/A
Timothy S. Meckel, Client Service and Limited Partner	N/A
Joel L. Brouwer, Chief Financial Officer and Director	N/A
Kenneth J. Ferguson, Co-Director and Limited Partner	N/A
Dori S. Levanoni, Co-Director and Limited Partner	N/A
Jia Ye, Chief Investment Strategist and Director of Trading and Limited Partner	N/A
Edgar E. Peters, Co-Director and Limited Partner	N/A
Jeffrey Shimamoto, General Counsel and Chief Compliance Officer	Prior to joining First Quadrant in May 2011, Mr. Shimamoto was the Head of Legal and Compliance for the Tokyo office of Lazard Asset Management

*    *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Sub-Adviser to Transamerica Commodity Strategy
Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Ellen Porges, General Counsel, Investment Management Division (Chief Legal Officer)	N/A
Judith Shandling, Chief Compliance Officer	N/A
Adam Lane, Co-Head Investment Management Division (Co-Chief Executive Officer)	N/A
Timothy J. O’Neill, Co-Head Investment Management Division (Co-Chief Executive Officer)	N/A

*

The name of each Director, Officer or Partner of the Adviser provided are limited solely to the officers of the Investment Management Division of Goldman Sachs and do not extend to GSAM’s parent company, The Goldman Sachs Group, Inc., or such entity’s affiliates, controlling persons or persons under common control therewith.

*    *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Hansberger Global Investors, Inc. (“Hansberger”) 401 East Las Olas Blvd., Suite 1700 Fort Lauderdale, FL 33301	Sub-Adviser to Transamerica Hansberger International Value
Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Ronald W. Holt, Director, President, Chief Executive Officer, Co-Chief Investment Officer-Value Team	N/A
Thomas R.H. Tibbles, Director, Co-Chief Investment Officer- Growth Team, and Managing Director-Canada	N/A

Lauretta A. Reeves, Co-Chief Investment Officer-Value Team	N/A
David S. Lemanski, Chief Administrative Officer	N/A
Susan H. Moore-Wester, Chief Compliance Officer	N/A
Beverly Hendry, Chief Operating Officer	N/A
Eileen M. Smiley, General Counsel	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Institutional Capital LLC (“ICAP”) 225 W. Wacker Drive, Suite 2400 Chicago, IL 60606	Sub-Adviser to Transamerica Select Equity

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Jerrold K. Senser, Director, Chief Executive Officer and Chief Investment Officer	N/A
Thomas R. Wenzel, Sr. Executive Vice President and Director of Research	N/A
Paula L. Rogers, Director and President	N/A
Michael E. Sproule, Director	N/A
John Y. Kim, Director	N/A
Brian E. Franc, Executive Vice President and Chief Compliance Officer	N/A
Michael F. Citrano, Executive Vice President and Director of MIS	N/A
Kain D. Cederberg, Executive Vice President and Director of Trading	N/A
Scott E. Weisenberger, Executive Vice President and Director of Business Development & Client Service	N/A
Keith D. Watson, Executive Vice President and Head of Consultant Relationships	N/A
Kelly A. O’Kelly, Senior Vice President and Chief Marketing Officer	N/A
Katie J. Bieneman, Vice President and Director of Human Resources	N/A
Mark E. Flanagan, Executive Vice President and Chief Financial Officer	N/A
Drew E. Lawton, Director	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Jennison Associates LLC (“Jennison”)* 466 Lexington Avenue New York, NY 10017	Sub-Adviser to Transamerica Growth

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Dennis M. Kass, Director and Chairman	Chairman and Manager, Quantitative Management Associates LLC, Director, Senior Managing Director and Vice President, Prudential Investment Management, Inc

Spiros Segalas, Director, President and Chief Investment Officer	N/A

Mehdi A. Mahmud, Director and Chief Operating Officer	N/A

Kathleen A. McCarragher, Director and Managing Director	Vice President, Prudential Trust Company (“PTC”)

Debra Hope Wedgeword, Director**	Manager, QM

Charles F. Lowrey, Director**

President, Chairman, Director and Chief Executive Officer, PIM; Chairman, Chief Executive Officer, President and Manager, Prudential Asset Management Holding Company LLC; President, PIM Foreign Investments, Inc. (“PIMFI”); Director and President, PIM Investments, Inc. (“PIMI”); Chairman and Director, PIM Warehouse, Inc. (“PIMW”); Manager, QM; Director, Pramerica (GP) Limited; Director, Pramerica (GP2) Limited; President and Chief Executive Officer, Prudential Investment Management Services LLC (PIMS”)

Ronald K. Andrews, Director**	Senior Vice President, Prudential Investments LLC (“PI”); Manager, QM

Mirry Hwang, Secretary, Senior Vice President and Chief Legal Officer	Assistant Secretary, PTC

Joseph M. Carrabes, Executive Vice President Kenneth Moore, Treasurer, Executive Vice President and Chief Administrative Officer	Vice President, PTC
Vice President, PIMW; Director and Executive Vice President, PTC; Manager, Vice President and Chief Financial Officer, QM, Vice President, PIM

Stuart S. Parker, Executive Vice President	Senior Vice President, PI; Vice President, QM

Leslie S. Rolison, Executive Vice President	Vice President, QM

Jonathan R. Longley, Director and Managing Director	Vice President, PTC

Judy Rice, Director**

President, Manager, Chief Executive Officer and Chief Operating Officer, PIFM Holdco, LLC; Manager, Pruco Securities LLC; Executive Vice President, PIMS; President, Officer-in-Charge, Chief Executive Officer and Chief Operating Officer, PI; President, Officer-in-Charge and Chief Executive Officer, Prudential Mutual Fund Services LLC

Joel Allen Smith, Director**	President and Chief Operating Officer, 745 Property Investments; Vice President-Investments, PIMFI; Vice President, PIMI; Director and President, PIMW; Director and President, PREI Acquisitions I, Inc; Director and President, PREI Acquisitions II, Inc.; President, PREI HYDG, LLC; Director, Chairman and Chief Executive Officer, Prudential Home Building Investors, Inc.; Vice President, PIMS; Vice President, PIM. President, TMW Real Estate Group, LLC

*	Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, NY 10017.
**	The address of the Director, Officer or Partner of the Sub-Adviser is Gateway Center Three, 100 Mulberry Street, New York, NY 07102.

*    *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
J.P. Morgan Investment Management Inc. (“JPMorgan”) 245 Park Avenue New York, NY 10167	Sub-Adviser to Transamerica Core Bond, Transamerica nternational Bond, Transamerica Mid Cap Value, Transamerica Long/Short Strategy, Transamerica Multi-Managed Balanced

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
George C.W. Gatch, Director, Managing Director	N/A
Seth P. Bernstein, Director, Global Head of Fixed-Income, Managing Director	N/A
Lawrence M. Unrein, Director, Managing Director	N/A
Martin R. Porter, Global Head of Equities, Managing Director	N/A
Clive S. Brown, Director, Managing Director	N/A
Scott E. Richter, Secretary	N/A
Joseph K. Azelby, Director, Managing Director	N/A
Paul A. Quinsee, Director, Managing Director	N/A
Joseph J. Bertini, Chief Compliance Officer	N/A
Robert Young, Director, Managing Director	N/A
Craig Sullivan, Chief Financial Officer, Managing Director	N/A
James Broderick, Director, Managing Director	N/A
Catherine Ann Keating, Director, Managing Director	N/A

*    *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Logan Circle Partners, L.P. (“Logan Circle”) 1717 Arch Street, Suite 1500 Philadelphia, PA 19103	Sub-Adviser to Transamerica Emerging Markets Debt
Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Jude T. Driscoll, Chief Executive Officer and Chief Investment Officer	N/A
Rita A. Rauscher, Chief Compliance Officer	N/A
Jennifer E. Vollmer, General Counsel	N/A
Williams C. Gadsden, Chief Operating Officer	N/A

*    *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Levin Capital Strategies, LP (“LCS”) 595 Madison Avenue, 17th Floor New York, NY 10022	Sub-Adviser to Transamerica Large Cap Value

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
John A. Levin, Chief Executive Officer and Chairman	N/A
Richard S. Root, Chief Financial Officer	N/A
Grace K. Bosserman, Chief Operating Officer	N/A
Raymond F. Ottusch, Chief Compliance Officer	N/A
Glenn A. Aigen, President	N/A
*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Lombardia Capital Partners, LLC (“Lombardia”) 55 South Lake Avenue, Suite 750 Pasadena, CA 91101	Sub-Adviser to Transamerica Small Cap Value

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
George G. Castro, Chief Executive Officer	Independent Director, Infinity Property & Casualty Corp.
Leslie A. Waite, Managing Director	Independent Director, Reliance Steel & Aluminum Co.
Fernando Inzunza, Managing Director	N/A
Alvin W. Marley, Managing Director	N/A
Kelly R. Ko, Managing Director	N/A
Alvin L. Polit, Managing Director	N/A
Wendell F. Williams, Chief Compliance Officer	N/A

*    *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Loomis, Sayles & Company, L.P. (“Loomis”) One Financial Center Boston, MA 02111-2611	Sub-Adviser to Transamerica Loomis Sayles Bond

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Robert J. Blanding, Chairman, President and Chief Executive Officer

President, CEO and Trustee: Loomis Sayles Funds I; CEO and Trustee: Loomis Sayles Funds II Trustee: Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust III; Natixis Funds Trust IV; Natixis Cash Management Trust; Gateway Trust; Hansberger International Series Director: Loomis Sayles Distributors, Inc.; Loomis Sayles Investments Asia Pte. Ltd. Alternate Director: Loomis Sayles Investments Limited.

Daniel J. Fuss, Vice Chairman and Executive Vice President	Executive Vice President: Loomis Sayles Funds I; Loomis Sayles Funds II

Pierre Servant, Director	President and CEO: Natixis Global Asset Management Member of the Executive Committee: Natixis

John T. Hailer, Director	President and CEO: Natixis Asset Management Advisors, L.P.; Natixis Global Asset Management, L.P.; Trustee: Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust III; Natixis Funds Trust IV; Natixis Cash Management Trust; Gateway Trust; Hansberger International Series; Loomis Sayles Funds I; Loomis Sayles Funds II
Kevin P. Charleston, Executive Vice President and CFO	Manager and President: Loomis Sayles Trust Co., LLC
John F. Gallagher III, Executive Vice President	President: Loomis Sayles Distributors, Inc. Manager: Loomis Sayles Trust Co., LLC

Lauriann Kloppenburg, Executive Vice President	Manager: Loomis Sayles Trust Co., LLC

Jean S. Loewenberg, Executive Vice President, General Counsel and Secretary	Director: Loomis Sayles Distributors, Inc. Manager and Secretary: Loomis Sayles Trust Co., LLC

Donald P. Ryan, Vice President, Chief Compliance Officer and Counsel	N/A

Jaehoon Park, Executive Vice President	N/A

John R. Gidman, Executive Vice President	N/A

*    *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
MFS Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116	Sub-Adviser to Transamerica International Equity Opportunities

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Thomas A. Bogart, Director	Executive Vice President, Business Development and General Counsel of Sun Life Financial

Dean A. Connor, Director	President and Chief Executive Officer of Sun Life Financial
Robert J. Manning, Director, Chief Executive Officer and Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex

Michael W. Roberge, Director, President, Chief Investment Officer and Director of Global Research	N/A

Martin E. Beaulieu, Vice Chairman	N/A

David A. Antonelli, Vice Chairman	N/A

Timothy M. Fagan, SeniorVice President and Chief Compliance Officer	N/A

Amrit Kanwal, Executive Vice President and Chief Financial Officer	N/A

Mark N. Polebaum, Executive Vice President, Secretary and General Counsel	N/A

Robin A. Stelmach, Executive Vice President and Chief Operating Officer	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Morgan Stanley Investment Management, Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036	Sub-Adviser to Transamerica Capital Growth, Transamerica Emerging Markets Debt, Transamerica Small Company Growth, Transamerica Growth Opportunities

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Gregory J. Fleming, Managing Director and President	President, MSAM Holdings II, Inc.
Edmond Moriarty, Managing Director and Director	Managing Director and Director, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Director, MSAM Holdings II, Inc.; President of other entities affiliated with MSIM.

Christopher O’Dell, Managing Director and Secretary	Managing Director and Secretary, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Secretary, MSAM Holdings II, Inc. and other entities affiliated with MSIM.

Mary Ann Picciotto, Executive Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.

Jeffrey Gelfand, Managing Director, Chief Financial Officer and Treasurer

Managing Director, Chief Financial Officer and Treasurer, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Chief Financial Officer and Treasurer, MSAM Holdings II, Inc.; Treasurer of other entities affiliated with MSIM.

James Janover, Managing Director and Director	Managing Director and Director, Morgan Stanley Investment Advisors Inc.; Director, Morgan Stanley MSAM Holdings II, Inc.

*    *     *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Morningstar Associates, LLC (“Morningstar”) 22 West Washington Street Chicago, IL 60602	Portfolio Construction Manager to Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager International Portfolio

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Peng Chen, President	President, Ibbotson Associates, Inc.
Allan B. Johnson, Vice President – Sales and Marketing	N/A
Scott Schilling, Chief Compliance Officer and Secretary	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Neuberger Berman Management LLC (“Neuberger”) 605 Third Avenue New York, NY 10158	Sub-Adviser to Transamerica International

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Joseph V. Amato, Managing Director and Chief Investment Officer-Equities	CEO, Neuberger Berman Holdings LLC; President, CEO and Chief Investment Officer, Neuberger Berman LLC; Director and Managing Director, Neuberger Berman Fixed Income

Trustee of the following:
Neuberger Berman Equity Funds
Neuberger Berman Income Funds
Neuberger Berman Advisers Management Trust
Neuberger Berman Intermediate Municipal Fund
Neuberger Berman New York Intermediate Municipal Fund
Neuberger Berman California Intermediate Municipal Fund
Neuberger Berman High Yield Strategies Fund
Neuberger Berman Real Estate Securities Income Fund
Neuberger Berman Alternative Funds

Robert J. Conti, President and Chief Executive Officer	Managing Director, Neuberger Berman LLC

President, Chief Executive Officer and Trustee of the following:
Neuberger Berman LLC
Neuberger Berman Equity Funds
Neuberger Berman Income Funds
Neuberger Berman Advisers Management Trust
Neuberger Berman Intermediate Municipal Fund
Neuberger Berman New York Intermediate Municipal Fund
Neuberger Berman California Intermediate Municipal Fund
Neuberger Berman High Yield Strategies Fund
Neuberger Berman Real Estate Securities Income Fund
Neuberger Berman Alternative Funds

Bradley C. Tank, Managing Director and Chief Investment Officer Fixed Income	Managing Director, Neuberger Berman LLC; Chief Executive Officer, Chairman of the Board, Chief Investment Officer and Managing Director,

Neuberger Berman Fixed Income LLC John Dorogoff-Treasurer & Chief Financial Officer	Managing Director, Chief Financial Officer, Treasurer Neuberger Berman LLC

Maxine L. Gerson- Managing Director and General Counsel	Managing Director, Deputy General Counsel and Assistant Secretary, Neuberger Berman LLC

Brad Cetron –Managing Director & Chief Compliance Officer (B/D)	Managing Director, Chief Compliance Officer, Neuberger Berman LLC

Williams Chamaine – Senior Vice President & Chief Compliance Officer (I/A)	Senior Vice President, Neuberger Berman LLC

Jason Ainsworth –Managing Director, Branch Officer Manager (TX)	Managing Director, Neuberger Berman LLC

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
OppenheimerFunds (“Oppenheimer”) Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281	Sub-Adviser to Transamerica Developing Markets Equity

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
William Glavin, President and Chief Executive Officer	N/A
Craig Dinsell, Executive Vice President	N/A
Arthur S. Gabinet, General Counsel	Please see below for Bio from SAI.
Brian William Wixted, Senior Vice President, Treasurer	N/A
Christopher Leavy, Chief Investment Officer, Equities	N/A
Arthur Steinmetz, Chief Investment Officer, Fixed Income	N/A
David Matthew Pfeffer, Senior Vice President, CFO	N/A

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive, Suite 300 Newport Beach, CA 92660	Sub-Adviser to Transamerica Total Return and Transamerica Real Return TIPS

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Mohamed A. El Erian, Managing Director, Chief Executive Officer and Co-Chief Investment Officer	Board Member of Petersen Institute for International Economics, Member of the Advisory Board of International Center for Research on Women and Roubini Global Economics, Chairman of the Microsoft Investment Advisory Board

William H. Gross, Managing Director, Founder and Co-Chief Investment Officer	N/A
Douglas M. Hodge, Managing Director, Chief Operating Officer	Board Member of the Executive Committee for Allianz Global Investors AG

David C. Lown, Managing Director, Chief Administrative Officer	N/A

Chris P. Dialynas, Managing Director, Portfolio Manager	N/A

David C. Flattum, Managing Director, General Counsel	N/A

Jennifer E. Durham, Executive Vice-President, Chief Compliance Officer	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Ranger Investment Management, L.P. (“Ranger”) 300 Cresent Court, Suite 1100 Dallas, TX 75201	Sub-Adviser to Transamerica Small Cap Growth

Ranger International Management, L.P. (“Ranger International”) 300 Cresent Court, Suite 1100 Dallas, TX 75201	Sub-Adviser to Transamerica Income & Growth
Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Joseph W. Thompson, III, Chief Operating Officer and Chief Financial Officer	N/A
K. Scott Canon, President	N/A
Nimrod J. Hacker, General Counsel	N/A
Thomas E. Burson, Chief Compliance Officer	N/A
W. Conrad Doenges, Portfolio Manager and Limited Partner	N/A
Andrew F. Hill, Sector Manager	N/A
Joseph T. LaBate, Sector Manager	N/A
Brian E. Graeme, Sector Manager	N/A

*    *    *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Schroder Investment Management North America Inc. (“Schroders”) 875 Third Avenue 22nd Floor New York, NY 10022- 6225	Sub-Adviser to Transamerica International Small Cap

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Alan Brown, Director and Chief Investment Officer	N/A
Stephen M. DeTore, Director and Chief Compliance Officer	N/A
Jamie Dorrien-Smith, Director, Chief Executive Officer and Chairman	N/A
Mark A. Hemenetz, Director and Chief Operating Officer	N/A
Virginie Maisonneuve, Director and Head of Global and International Equities	N/A
Carin F. Muhlbaum, General Counsel, Chief Administrative Officer and Assistant Secretary	N/A
Hugo Macey, Director and Financial Controller	N/A
Patricia Woolridge, Secretary	N/A

* * *
Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Systematic Financial Management LP (“Systematic”) 300 Frank W. Burr Blvd. 7th Floor Glenpointe East Teaneck, NJ 07666	Sub-Adviser to Transamerica Small/Mid Cap Value

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Ronald M. Mushock, Portfolio Manager and Managing Partner	N/A
Karen E. Kohler, Chief Operating Officer, Chief Compliance Officer and Managing Partner	N/A
D. Kevin McCreesh, Chief Investment Officer, Portfolio Manager and Managing Partner	N/A
Kenneth Burgess, Portfolio Manager and Managing Partner	N/A
Gregory B. Wood, Head Trader and Managing Partner	N/A
Eoin E. Middaugh, Portfolio Manager and Managing Partner	N/A

* * *
Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue New York, NY 10017	Sub-Adviser to Transamerica Value

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Martin J. Whitman, Chairman of Third Avenue Trust and Third Avenue Variable Series Trust University (current)	Director of Nabors Industries, Inc. (3/91 to present) Adjunct Professor at Columbia

David M. Barse, President and Chief Executive Officer of Third

Avenue Management LLC and M.J. Whitman LLC

President, Chief Executive Officer and Trustee of

Third Avenue Trust and Third Avenue Variable Series Trust

Director of Covanta Holding Corporation (7/96 to present); Trustee of Manifold Capital Holdings, Inc. (3/01 to present) and Trustee of Brooklyn Law School.

Vincent J. Dugan, Chief Financial Officer of Third Avenue Management LLC, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC	N/A

W. James Hall, General Counsel and Secretary of Third Avenue Management LLC, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC	N/A

Joseph Reardon, Chief Compliance Officer of Third Avenue Management LLC, Third Avenue Trust, and Third Avenue Variable Series Trust	N/A

Michael Buono, Controller of Third Avenue Management LLC, Third Avenue Trust and Third Avenue Variable Series Trust	N/A

* * *
Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Thompson, Siegel & Walmsley LLC (“TS&W”)	Sub-Adviser to Transamerica International Equity
6806 Paragon Place, Suite 300	Sub-Adviser to Transamerica International Small Cap Value

Richmond, VA 23230

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Lawrence E. Gibson, Manager/Co-CEO/Chairman	N/A
Horace P. Whitworth, Manager/Co-CEO/CFO/President	N/A
Frank H. Reichel, Manager/Chief Investment Officer	N/A
Herbert B. Thomson, Manager/Secretary	N/A
Linda T. Gibson, Manager	N/A
Jessica L. Thompson, Chief Compliance Officer	N/A
Lori N. Anderson, Risk Manager/Director of Operations	N/A
Cheryl M. Mounce, Treasurer	N/A

* * *
Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Thornburg Investment Management, Inc. (“Thornburg”) 2300 North Ridgetop Road Santa Fe, NM 87506	Sub-Adviser to Transamerica International Value Opportunities

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Garrett Thornburg, Chairman	Chairman, Thornburg Securities Corp.; President and Director, Thornburg Mortgage Advisory Corp.; Chairman, Thornburg Investment Trust
Brian McMahon, President, CEO, CIO	N/A

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Transamerica Asset Management, Inc. (“TAM”) 570 Carillon Parkway St. Petersburg, FL 33716	Investment Adviser to Registrant

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Thomas A. Swank, Director, Chairman of the Board, President and Chief Executive Officer	N/A

Christopher A. Staples, Director, Senior Vice President and Chief Investment Officer, Advisory Services	N/A

Dennis P. Gallagher, Director, Senior Vice President, General Counsel, Secretary and Operations	N/A

Timothy S. Galbraith, Senior Vice President and Chief Investment Officer, Alternative Investments	N/A

Todd R. Porter, Senior Vice President and Chief Investment Officer, Asset Allocation	N/A

Karen D. Heburn, Senior Vice President, Chief Financial Officer and Treasurer	N/A

T. Gregory Reymann, II, Vice President, Chief Compliance Officer and Chief Risk Officer	N/A

Margaret A. Cullem-Fiore, Vice President and Senior Counsel	N/A

Robert S. Lamont, Jr., Vice President and Senior Counsel	N/A

Elizabeth Strouse, Vice President	N/A

Ranjit Bhatia, Vice President	N/A

Williams Nobles, Vice President	N/A

Angelo Ojeda, Vice President	N/A

Pratik Patel, Vice President	N/A

Anthony D. Pedata, Senior Compliance Officer	N/A

Amy Powell, Vice President	N/A

Kudzai Sihlangu, Vice President	N/A

Kristina L. Bartscht, Assistant Vice President and Advertising Manager	N/A

Sarah L. Bertrand, Assistant Vice President	N/A

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Water Island Capital, LLC (“WIC”) 41 Madison Avenue, 42nd Floor New York, NY 10010	Sub-Adviser to Transamerica Arbitrage Strategy

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
John S. Orrico, Managing Member	N/A
Matthew Hemberger, Elected Manager; Chief Compliance Officer	N/A

* * *

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Wellington Management Company, LLP (“Wellington Management”) 280 Congress Street Boston, MA 02210	Sub-Adviser to Transamerica Emerging Markets, Transamerica Quality Value, Transamerica Diversified Equity

Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Charles S. Argyle. Managing Director, Partner, and Executive Committee Member	N/A
Louis Chabrier, Senior Vice President, Partner, and Executive Committee Member	N/A
Cynthia M. Clarke, Senior Vice President, Partner, and Chief Legal Officer	N/A
Wendy M. Cromwell, Senior Vice President, Partner, and Executive Committee Member	N/A
Ray E. Helfer, Managing Director, Partner, and Executive Committee Member	N/A
Saul J. Pannell, Senior Vice President, Partner, and Executive Committee Member	N/A
Phillip H. Perelmuter, Senior Vice President, Managing Partner, and Executive Committee Member	N/A
Edward J. Steinborn, Senior Vice President, Partner, and Chief Financial Officer	N/A
Brendan J. Swords, Senior Vice President, Managing Partner, and Executive Committee Member	N/A
Robert J. Toner, Vice President and Interim Chief Compliance Officer	N/A
Perry M. Traquina, President, Chief Executive Officer, Managing Partner, and Executive Committee Member	N/A
Vera M. Trojan, Senior Vice President, Partner, and Executive Committee Member	N/A

*    *    *

Item 32  Principal Underwriter

(a)

The Registrant has entered into an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), whose address is 4600 South Syracuse Street, Suite 1100, Denver, Colorado, 80287 to act as the principal underwriter of Fund shares.

(b)	Directors and Officers of TCI:

Name	Location	Positions and Offices with Underwriter	Positions and Offices with Registrant
David W. Hopewell	(1)	Director	N/A
Thomas A. Swank	(1)	Director	Director, President and Chief Executive Officer
David R. Paulsen	(1)	Chief Executive Officer and Chief Sales Officer
Michael Brandsma	(2)	Director, President and Chief Financial Officer	N/A
Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer	N/A

Name	Location	Positions and Offices with Underwriter	Positions and Offices with Registrant
David R. Paulsen	(2)	Director, Chief Sales Officer	N/A
Carrie N. Powicki	(1)	Secretary	N/A
Courtney John	(2)	Vice President and Chief Compliance Officer	N/A
Karen D. Heburn	(4)	Vice President	N/A
Wesley J. Hodgson	(2)	Vice President	N/A
Karen R. Wright	(5)	Treasurer	N/A
Amy Angle	(1)	Assistant Vice President	N/A
Dennis P. Gallagher	(4)	Assistant Vice President	Vice President, General Counsel and Secretary
Elizabeth Belanger	(6)	Assistant Vice President	N/A
Margaret A. Cullem-Fiore	(4)	Assistant Vice President	Assistant Secretary
Christy Post-Rissin	(4)	Assistant Vice President	N/A
Brenda L. Smith	(4)	Assistant Vice President	N/A
Darin D. Smith	(1)	Assistant Vice President	N/A
Lisa Wachendorf	(1)	Assistant Vice President	N/A
Arthur D. Woods	(4)	Assistant Vice President	N/A
Erin K. Burke	(1)	Assistant Secretary	N/A

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2)	4600 South Syracuse Street, Suite 1100, Denver, CO 80237
(3)	400 West Market Street, Louisville, KY 40237
(4)	570 Carillon Parkway, St. Petersburg, FL 33716-1202
(5)	1111 North Charles Street, Baltimore, MD 21201
(6)	440 Mamaroneck Avenue, Harrison, NY 10528

Item 33  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

(a)	Shareholder records are maintained by the Registrant’s transfer agent, Transamerica Fund Services, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716.
(b)

All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian: State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 34  Management Services

The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled “Investment Advisory and Other Services” for a discussion of the management and advisory services furnished by AQR; AUIM; Belle Haven; BlackRock; BlackRock Financial; BNP; Clarion; ClariVest; First Quadrant; GSAM; Hansberger; ICAP; Jennison; JPMorgan; LCS, Logan Circle; Lombardia; Loomis; MFS; Morningstar; MSIM; Neuberger; Oppenheimer; PIMCO; Ranger; Ranger International; Schroders; Systematic; TAM; Third Avenue; Thornburg; TS&W; WIC; and Wellington Management, pursuant to the Investment Advisory Agreements, the Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.

Item 35  Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 164 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 19th day of October, 2012.

TRANSAMERICA FUNDS

By:	/s/ Thomas A. Swank
Thomas A. Swank
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 164 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas A. Swank	President and Chief Executive Officer	October 19, 2012
Thomas A. Swank

/s/ Sandra N. Bane	Trustee	October 19, 2012
Sandra N. Bane*

/s/ Leo J. Hill	Trustee	October 19, 2012
Leo J. Hill*

/s/ David W. Jennings	Trustee	October 19, 2012
David W. Jennings*

/s/ Russell A. Kimball, Jr.	Trustee	October 19, 2012
Russell A. Kimball, Jr.*

/s/ Eugene M. Mannella	Trustee	October 19, 2012
Eugene M. Mannella*

/s/ Norman R. Nielsen	Trustee	October 19, 2012
Norman R. Nielsen*

/s/ Joyce G. Norden	Trustee	October 19, 2012
Joyce G. Norden*

/s/ Patricia L. Sawyer	Trustee	October 19, 2012
Patricia L. Sawyer*

/s/ John W. Waechter	Trustee	October 19, 2012
John W. Waechter*

/s/ Alan F. Warrick	Trustee	October 19, 2012
Alan F. Warrick*

/s/ Elizabeth Strouse	Vice President, Treasurer and	October 19, 2012
Elizabeth Strouse	Principal Financial Officer

/s/ Dennis P. Gallagher		October 19, 2012
* By: Dennis P. Gallagher
Dennis P. Gallagher**
**	Attorney-in-fact pursuant to powers of attorney previously filed.

WASHINGTON, D.C. 20549

SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With

Post-Effective Amendment No. 164 to

Registration Statement on

Form N-1A

Transamerica Funds

Registration No. 033-02659

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Item 28

Not Applicable